                                  EXHIBIT 10.25


                               CHEMED/ROTO-ROOTER


                 ----------------------------------------------


                            SAVINGS & RETIREMENT PLAN


                 ----------------------------------------------



                         Adopted Effective July 1, 1971

                  Amended and Restated Effective August 1, 1985

                 Amended and Restated Effective January 1, 1989

                 Amended and Restated Effective January 1, 1999

                               CHEMED/ROTO-ROOTER


                 ----------------------------------------------


                            SAVINGS & RETIREMENT PLAN


                 ----------------------------------------------



                         Adopted Effective July 1, 1971

                  Amended and Restated Effective August 1, 1985

                 Amended and Restated Effective January 1, 1989

                 Amended and Restated Effective January 1, 1999

                               CHEMED/ROTO-ROOTER
                            SAVINGS & RETIREMENT PLAN

                                TABLE OF CONTENTS


INTRODUCTION......................................................................................................8
         1.1      Name of Plan..................................................................................I-1
         1.2      Profit Sharing Plan...........................................................................I-1
         1.3      Qualifying Employer Securities................................................................I-1
         1.4      Securities Registration.......................................................................I-1

ARTICLE II - DEFINITIONS.......................................................................................II-1
         2.1      Account or Accounts..........................................................................II-1
         2.2      Affiliated Company...........................................................................II-1
         2.3      Age..........................................................................................II-1
         2.4      Basic Employee Contribution..................................................................II-1
         2.5      Beneficiary..................................................................................II-1
         2.6      Chemed.......................................................................................II-1
         2.7      Compensation.................................................................................II-1
         2.8      Disabled Participant.........................................................................II-2
         2.9      Early Retirement Date........................................................................II-2
         2.10     Effective Date...............................................................................II-2
         2.11     Eligible Employee............................................................................II-2
         2.12     Employee.....................................................................................II-2
         2.13     Employee Contributions.......................................................................II-2
         2.14     Employee Contribution Account................................................................II-2
         2.15     Employer.....................................................................................II-2
         2.16     Employer Contributions.......................................................................II-2
         2.17     Employer Contribution Account................................................................II-2
         2.18     Employing Unit...............................................................................II-3
         2.19     Employment Date..............................................................................II-3
         2.20     Entry Date...................................................................................II-3
         2.21     ERISA........................................................................................II-3
         2.22     401(k) Contribution..........................................................................II-3
         2.23     401(k) Contribution Account..................................................................II-3
         2.24     General Retirement Plan Account..............................................................II-3
         2.25     Highly Compensated Employee..................................................................II-3
         2.26     Hours of Service.............................................................................II-3
         2.27     Inactive Participant.........................................................................II-4
         2.28     Compensation/Incentive Committee.............................................................II-4
         2.29     Internal Revenue Code or Code................................................................II-4
         2.30     Investment Committee.........................................................................II-4
         2.31     Investment Fund..............................................................................II-4
         2.32     Late Retirement Date.........................................................................II-4
         2.33     Leased Employee..............................................................................II-4


         2.34     Limitation Year..............................................................................II-5
         2.35     Net Gain or Net Loss.........................................................................II-5
         2.36     Net Profits..................................................................................II-5
         2.37     Normal Retirement Date.......................................................................II-5
         2.38     One Year Break in Service....................................................................II-6
         2.39     Participant..................................................................................II-6
         2.40     Plan.........................................................................................II-6
         2.41     Plan Administrator...........................................................................II-6
         2.42     Plan Quarter.................................................................................II-6
         2.43     Plan Year....................................................................................II-6
         2.44     Related Company..............................................................................II-6
         2.45     Retired Participant..........................................................................II-6
         2.46     Spouse.......................................................................................II-7
         2.47     Supplemental Employee Contribution...........................................................II-7
         2.48     Thrift Contribution..........................................................................II-7
         2.49     Thrift Contribution Account..................................................................II-7
         2.50     Totally and Permanently Disabled.............................................................II-7
         2.51     Trust Agreement..............................................................................II-7
         2.52     Trust Fund...................................................................................II-7
         2.53     Trustee......................................................................................II-7
         2.54     Union Employee...............................................................................II-7
         2.55     Valuation Date...............................................................................II-7
         2.56     Years of Service.............................................................................II-8

ARTICLE III - PARTICIPATION...................................................................................III-1
         3.1      Eligibility for Participation...............................................................III-1
         3.2      Participation Date; Application for Participation...........................................III-1
         3.3      Designation of Beneficiary..................................................................III-1
         3.4      Resumption of Service with an Employing Unit................................................III-1
         3.5      Change in Employment Status; Transfer to Affiliated Company.................................III-1
         3.6      Transfer of Employment to Related Company...................................................III-2
         3.7      Suspension of Participation.................................................................III-2
         3.8      Employment by Employer; Service with Newly Acquired Entities;
                           Records of Employer................................................................III-2
         3.9      Plan Binding................................................................................III-2

ARTICLE IV - CONTRIBUTIONS.....................................................................................IV-1
         4.1      Establishment of Accounts....................................................................IV-1
         4.2      Basic Employee Contributions.................................................................IV-1
         4.3      Supplemental Employee Contributions..........................................................IV-1
         4.4      Method for Effecting Employee Contributions..................................................IV-1
         4.5      Changes in Employee Contributions............................................................IV-1
         4.6      Limitations on Employee Contributions........................................................IV-2
         4.7      Credits to Employee Contribution Accounts....................................................IV-4
         4.8      Employer Contributions.......................................................................IV-4
         4.9      Allocation of Employer Contributions.........................................................IV-5


         4.10     Limitations on Employer Contributions........................................................IV-6
         4.11     Compensation Limitation......................................................................IV-7

ARTICLE V - TRUSTEE; INVESTMENTS................................................................................V-1
         5.1      Trustee Selection; Trust Agreement............................................................V-1
         5.2      Powers and Duties of the Trustee..............................................................V-1
         5.3      Appointment and Powers and Duties of Investment Committee.....................................V-1
         5.4      Valuation of Trust Fund Assets................................................................V-1
         5.5      Composition of the Trust Fund.................................................................V-1
         5.6      Investment of Contributions...................................................................V-3
         5.7      Change of Investment Election.................................................................V-3
         5.8      Transfer of Funds.............................................................................V-3
         5.9      Participant Chemed Stock Voting and Other Rights..............................................V-3
         5.10     Adjustment Provisions.........................................................................V-4
         5.11     Exchange or Tender Offers.....................................................................V-5
         5.12     Omnicare Stock Fund...........................................................................V-5

ARTICLE VI - ALLOCATION OF PROFIT AND LOSS
         OF TRUST FUND TO PARTICIPANT ACCOUNTS.................................................................VI-1
         6.1      Date of Valuation............................................................................VI-1
         6.2      Adjustment of Accounts as of Valuation Dates.................................................VI-1
         6.3      Allocation of Profit and Loss................................................................VI-1
         6.4      Statement of Account.........................................................................VI-2

ARTICLE VII - CODE SECTIONS 401(k) AND 401(m) LIMITATIONS.....................................................VII-1
         7.1      Definitions.................................................................................VII-1
         7.2      Code Section 402(g).........................................................................VII-2
         7.3      Code Section 401(k) ADP Test................................................................VII-4
         7.4      Code Section 401(a)(4) Excess Match Test....................................................VII-7
         7.5      Code Section 401(m) ACP Test................................................................VII-8
         7.6      Code Section 401(m) Multiple Use Test......................................................VII-12
         7.7      Special Senior HCE Family Group Participant Rules..........................................VII-14
         7.8      Special Rules..............................................................................VII-16

ARTICLE VIII - CODE SECTION 415 CONTRIBUTION LIMITATIONS.....................................................VIII-1
         8.1      Definitions................................................................................VIII-1
         8.2      Limitation If a Participant Does Not Participate in Any Other Plan.........................VIII-7
         8.3      Limitation If a Participant Participates in Another Defined
                           Contribution Plan.................................................................VIII-7
         8.4      Limitation If the Participant Participates in a Defined Benefit Plan.......................VIII-9
         8.5      Required Aggregation of Plans.............................................................VIII-10
         8.6      Disposition of Excess Amounts.............................................................VIII-10
         8.7      Limitation on Subsequent Employer Contributions...........................................VIII-13

ARTICLE IX - CODE SECTION 416 TOP-HEAVY PROVISIONS.............................................................IX-1
         9.1      Definitions..................................................................................IX-1


         9.2      Top-Heavy and Super Top-Heavy Status.........................................................IX-4
         9.3      Minimum Contribution.........................................................................IX-4
         9.4      Minimum Vesting..............................................................................IX-5
         9.5      Modification of Code Section 415 Limits......................................................IX-6

ARTICLE X - LOANS AND WITHDRAWALS...............................................................................X-1
         10.1     Withdrawals from Thrift Contribution Accounts.................................................X-1
         10.2     Withdrawals from Employer Contribution Accounts...............................................X-1
         10.3     Withdrawals from 401(k) Contribution Accounts.................................................X-1
         10.4     Effects of Withdrawals........................................................................X-3
         10.5     Withdrawals after Normal Retirement Date......................................................X-4
         10.6     Payment of Withdrawals........................................................................X-4
         10.7     Loans.........................................................................................X-5

ARTICLE XI - BENEFIT PROVISIONS................................................................................XI-1
         11.1     Amount of a Participant's Interest in His Accounts...........................................XI-1
         11.2     Normal Retirement............................................................................XI-2
         11.3     Late Retirement..............................................................................XI-2
         11.4     Early Retirement.............................................................................XI-2
         11.5     In-Service Retirement........................................................................XI-2
         11.6     Total and Permanent Disability...............................................................XI-2
         11.7     Death........................................................................................XI-2
         11.8     Other Termination of Service.................................................................XI-2
         11.9     Forfeitures..................................................................................XI-3
         11.10    Additional Employer Contributions to Restore Forfeited Amounts...............................XI-4
         11.11    CODA Separation From Service Distribution Limitation.........................................XI-4

ARTICLE XII - METHODS OF PAYMENT..............................................................................XII-1
         12.1     Joint and Survivor Annuity; Preretirement Survivor Annuity..................................XII-1
         12.2     Methods of Payment..........................................................................XII-1
         12.3     Installment Distributions; Deferred Lump Sum Distributions..................................XII-5
         12.4     Duty to Provide Forms and Proofs............................................................XII-6
         12.5     Duty to Provide Mailing Address.............................................................XII-6
         12.6     Benefit Payments in the Event of Incapacity.................................................XII-6
         12.7     Distributions in Kind.......................................................................XII-7
         12.8     Assignment of Benefits......................................................................XII-7
         12.9     When Benefit Payments Begin.................................................................XII-7
         12.10    TEFRA 242(b) Election.......................................................................XII-9
         12.11    Participant Notice and Election Requirements...............................................XII-10
         12.12    Merged Plans...............................................................................XII-12

ARTICLE XIII - QUALIFIED JOINT AND SURVIVOR AND
         PRERETIREMENT SURVIVOR ANNUITIES....................................................................XIII-1
         13.1     Applicability..............................................................................XIII-1
         13.2     Definitions................................................................................XIII-1
         13.3     Qualified Joint and Survivor Annuity.......................................................XIII-2


         13.4     Qualified Preretirement Survivor Annuity...................................................XIII-3
         13.5     Notice Requirements........................................................................XIII-3

ARTICLE XIV - PORTABILITY.....................................................................................XIV-1
         14.1     Transfer to Qualified Plan..................................................................XIV-1
         14.2     Transfer to Individual Retirement Account...................................................XIV-1
         14.3     Transfer or Rollover from Qualified Plans...................................................XIV-1
         14.4     Restricted Participation....................................................................XIV-2
         14.5     Direct Rollovers............................................................................XIV-2

ARTICLE XV - PLAN ADMINISTRATION...............................................................................XV-1
         15.1     Plan Administrator...........................................................................XV-1
         15.2     Term of Office...............................................................................XV-1
         15.3     General Duties...............................................................................XV-1
         15.4     Retention of Advisors........................................................................XV-1
         15.5     Directions to the Trustees...................................................................XV-1
         15.6     Limitation on Plan Administrator's Powers....................................................XV-1
         15.7     Claims and Appeal Procedure..................................................................XV-1
         15.8     Delegation of Duties and Powers..............................................................XV-2

ARTICLE XVI - AMENDMENTS AND TERMINATION......................................................................XVI-1
         16.1     Amendments to the Plan by Chemed............................................................XVI-1
         16.2     Amendments Affecting Nonforfeitable Interests...............................................XVI-1
         16.3     Change in Vesting Schedule..................................................................XVI-1
         16.4     Complete Discontinuance of Employer Contributions...........................................XVI-1
         16.5     Termination of Plan; Procedure on Termination...............................................XVI-2
         16.6     Plan Amendment Procedures...................................................................XVI-2
         16.7     Withdrawal by an Employer...................................................................XVI-2
         16.8     CODA Plan Termination Distribution Limitation...............................................XVI-3

ARTICLE XVII - MISCELLANEOUS..................................................................................XVI-1
         17.1     Plan Not Contract of Employment............................................................XVII-1
         17.2     Records of the Employer....................................................................XVII-1
         17.3     Gender and Number..........................................................................XVII-1
         17.4     Headings...................................................................................XVII-1
         17.5     Law Governing..............................................................................XVII-1
         17.6     Successor Company..........................................................................XVII-1
         17.7     Merger or Consolidation of Plan Assets.....................................................XVII-1
         17.8     Indemnification............................................................................XVII-2
         17.9     Expenses of Administration.................................................................XVII-2
         17.10    Allocation of Fiduciary Responsibilities...................................................XVII-2
         17.11    Severability...............................................................................XVII-2
         17.12    Exclusive Benefit..........................................................................XVII-2
         17.13    Qualified Military Service.................................................................XVII-4

                               CHEMED/ROTO-ROOTER
                               ------------------

                            SAVINGS & RETIREMENT PLAN

--------------------------------------------------------------------------------

                                  INTRODUCTION
                                  ------------

         The Chemed Corporation Employees Savings and Investment (the "Plan") was adopted by the Board of Directors of Chemed Corporation effective July 1, 1971 and has been amended several times since then.

         The purpose of the Plan is to encourage employees of the designated Employing Units to adopt a regular savings program and to enable those employees to participate in the profits of their employers. The Plan is funded through employee contributions made by payroll deductions and through employer contributions. The Plan contains a cash or deferred arrangement, referred to in the Plan as 401(k) Contributions, described in Section 401(k) of the Internal Revenue Code of 1986, as amended.

         It is intended that this Plan, together with the Trust Agreement entered into between Chemed Corporation and the Trustee, shall meet all of the applicable requirements of the Internal Revenue Code of 1986, as amended, and the Employee Retirement Income Security Act of 1974, as amended, and all formal regulations issued thereunder.

         The history of the Plan and Employer is set forth in Appendix A attached hereto.

                            ARTICLE I - NAME OF PLAN
                            ------------------------

         1.1 NAME OF PLAN. The Plan shall be known as the "Savings & Retirement Plan".

         1.2 PROFIT SHARING PLAN. The Plan is designated as a profit sharing plan, as such designation is required under Section 401(a)(27)(B) of the Internal Revenue Code, with a cash or deferred arrangement described in Section 401(k) of the Internal Revenue Code.

         1.3 QUALIFYING EMPLOYER SECURITIES. The Plan is an eligible individual account plan, as that term is defined in Section 407(d) (3) of ERISA. The Trustee may invest the assets of the Trust Fund in Chemed common stock as qualifying employer securities, as defined in Section 407(d)(5) of ERISA in accordance with the exemptions provided in Sections 407(b) and 404(a)(2) of ERISA. The Plan is designed and intended to permit the investment of its assets in Chemed common stock as qualifying employer securities.

         1.4 SECURITIES REGISTRATION. The Plan is a voluntary and contributory plan which permits employee contributions to purchase Chemed common stock as securities of the Employer. The sales of both the participation interests of the Plan and Chemed common stock under the Plan (as securities for federal securities law purposes) have been registered under the Securities Act of 1933 (using Form S-8).

                            ARTICLE II - DEFINITIONS
                            ------------------------

         For purposes of this Plan, unless the context requires otherwise, the following words and phrases shall have the meanings indicated:

         2.1 "ACCOUNT" or "ACCOUNTS" shall mean any or all of the Employer Contribution Account, the Employee Contribution Account, the 401(k) Contribution Account, the Thrift Contribution Account, the General Retirement Plan Account and any other Account(s) as may be established by the Plan Administrator, as the context requires.

         2.2 "AFFILIATED COMPANY" shall mean any entity (other than the Employer) which, when considered with the Employer, constitutes: (a) a controlled group of corporations (within the meaning of Code section 414(b));
(b) a group of trades or businesses under common control (within the meaning of Code section 414(c)); (c) an affiliated service group (within the meaning of Code section 414(m)); or (d) an entity required to be aggregated with the Employer under Code section 414(o).

         2.3 "AGE" shall mean the age of the Employee or Participant as of his last birthday.

         2.4 "BASIC EMPLOYEE CONTRIBUTION" shall mean the contribution made by a Participant to his Employee Contribution Account in an amount equal to any integral percentage up to 6% of his Compensation.

         2.5 "BENEFICIARY" shall mean the Participant's Spouse. If the Participant does not have a Spouse, or the Participant has designated a non-Spouse beneficiary pursuant to a Qualified Election (as defined in Article
XIII), the Participant's "Beneficiary" shall mean any person or entity designated by the Participant in the form and manner the Plan Administrator may prescribe or, in the absence of such designation or an effective designation, the Participant's estate.

         2.6 "CHEMED" shall mean Chemed Corporation, a Delaware corporation with its principal place of business in Cincinnati, Ohio.

         2.7 "COMPENSATION" shall mean the gross earnings of an Employee from an Employing Unit for the Plan Year as set forth in his U.S. Treasury Department Form W-2 or its equivalent. Compensation shall not include (i) Employer Contributions, (ii) any other contributions to, or distributions from, any employee benefit plan, including the Plan, (iii) any program of employee benefits payable other than in cash (including, but not limited to, income realized by the grant or exercise of stock options), (iv) non-cash prizes or contest awards received from or under a program sponsored by an Employee Unit,
(v) expense allowances, and (v) any expenses reimbursed by an Employing Unit (including, but not limited to, moving expense allowances and cost of living allowances paid to foreign-based Employees). Compensation shall include any amount contributed by an Employing Unit on behalf of the Employee pursuant to a salary reduction agreement and which is not includible in the Employee's gross income under Code section 125 or 402 (a) (8). Compensation, as determined pursuant to the preceding provisions, shall be subject to the maximum compensation limitations of Section 4.11.

         2.8 "DISABLED PARTICIPANT" shall mean any Participant who is Totally and Permanently Disabled.

         2.9 "EARLY RETIREMENT DATE" shall mean any date on which the Participant's employment by the Employer terminates for any reason other than death and which such date is coincident with or next following the date (i) on which a Participant reaches Age 55 and completes ten Years of Service and (ii) before the Participant reaches his Normal Retirement Date.

         2.10 "EFFECTIVE DATE" shall mean July 1, 1971.

         2.11 "ELIGIBLE EMPLOYEE" shall mean each Employee who is employed by an Employing Unit and is not a Union Employee or Leased Employee.

         2.12 "EMPLOYEE" shall mean each common law employee and Leased Employee of an Employer or an Affiliated Company.

         2.13 "EMPLOYEE CONTRIBUTIONS" shall mean the aggregate of Basic Employee Contributions and Supplemental Employee Contributions.

         2.14 "EMPLOYEE CONTRIBUTION ACCOUNT" shall mean either or both of a Participant's 401(k) Contribution Account and Thrift Contribution Account.

         2.15 "EMPLOYER" shall mean Chemed and any Affiliated Company designated an Employing Unit under this Plan.

         2.16 "EMPLOYER CONTRIBUTIONS" shall mean the aggregate of Employer Matching Contributions (as described in Section 4.8(a))and Employer Nonelective Contributions (as described in Section 4.8(b)).

         2.17 "EMPLOYER CONTRIBUTION ACCOUNT" shall mean the separate account established for a Participant pursuant to Article IV to receive the Participant's share of Employer Contributions.

         2.18 "EMPLOYING UNIT" shall mean Chemed and those divisions, subsidiaries and Affiliated Companies (including each of their various geographical locations) which shall be authorized by the Board of Directors of Chemed to participate in the Plan and, in the case of a corporation, which shall have adopted the Plan.

         2.19 "EMPLOYMENT DATE" shall mean the date an Employee first performs an Hour of Service.

         2.20 "ENTRY DATE" shall mean the first day of the first payroll period coincident with or immediately following the first day of each Plan Quarter or any other date specified by Chemed with respect to an Employing Unit.

         2.21 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

         2.22 "401(k) CONTRIBUTION" shall mean the contribution effected pursuant to Article IV by a Participant to his 401(k) Contribution Account.

         2.23 "401(k) CONTRIBUTION ACCOUNT" shall mean the separate Account established for a Participant pursuant to Article IV to receive his 401(k) Contributions.

         2.24 "GENERAL RETIREMENT PLAN ACCOUNT" shall mean the separate account of a Participant containing the assets of the Participant's account under the Chemed Corporation General Retirement Plan transferred to this Plan.

         2.25 "HIGHLY COMPENSATED EMPLOYEE" shall have the meaning as so defined in Article VII.

         2.26 "HOURS OF SERVICE" shall mean for any Employee the hours described in the following provisions:

                  (a) PAID SERVICE. Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for an Employer or an Affiliated Company. These hours shall be credited at the time the duties are performed.

                  (b) PAID NON-SERVICE. Each hour for which an Employee is paid, or entitled to payment, by an Employer or an Affiliated Company on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. No more than 501 hours shall be credited hereunder for any single continuous period (whether or not the period extends occurs in a single computation period).

                  (c) BACK PAY. Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by an Employer or an Affiliated Company. The same hours shall not be credited both under subsection (a) or subsection (b), as the case may be, and under this subsection (c).

The nature and extent of such Hours of Service shall be determined pursuant to DOL Regulation section 2530.200b-2, which is incorporated herein by reference.

Nothing in this subsection shall be construed to alter, amend, modify, invalidate, impair or supersede any law of the United States or any rule or regulation issued under any such law. The nature and extent of any credit for Hours of Service shall be determined under such law.

         2.27 "INACTIVE PARTICIPANT" shall mean a Participant who: (i) ceases to be an Eligible Employee (without regard to the service requirement thereof) but remains in the service of the Employer or an Affiliated Company, or (ii) ceases making Employee Contributions.

         2.28 "COMPENSATION/INCENTIVE COMMITTEE" shall mean the Committee designated by the Board of Directors of Chemed to administer the 1981 Stock Incentive Plan of Chemed.

         2.29 "INTERNAL REVENUE CODE" or "CODE" shall mean the Internal Revenue Code of 1986, as amended.

         2.30 "INVESTMENT COMMITTEE" shall mean the Committee appointed by the Board of Directors of Chemed to manage the investment of the Trust Fund.

         2.31 "INVESTMENT FUND" shall mean the Chemed Stock Fund, the Omnicare Stock Fund and the Plan's various General Funds, as those terms are defined in
Article V.

         2.32 "LATE RETIREMENT DATE" shall mean the date of termination of a Participant's service with the Employer for any reason other than death where the termination occurs subsequent to the Participant's Normal Retirement Date.

         2.33 "LEASED EMPLOYEE" shall mean effective for Plan Years beginning on and after January 1, 1997, an individual as defined under Code section 414(n):

                  (a) who otherwise is not a common law employee of the Employer or Affiliated Company;

                  (b) who pursuant to a leasing agreement between the Employer or Affiliated Company and any other entity, has performed services for the Employer or Affiliated Company or for any entities related to the Employer or Affiliated Company within the meaning of Code section 144(a)(3) on a substantially full time basis for at least one year; and

                  (c) who performs services under the primary direction or control of the Employer or Affiliated Company.

If a Leased Employee is treated as an Employee by reason of this section, "Compensation" includes Compensation from the leasing organization which is attributable to services performed for the Employer or Affiliated Company.

The Plan does not treat a Leased Employee as an Employee if the leasing organization covers the Leased Employee in a safe harbor plan and, prior to application of this safe harbor plan exception, 20% or less of the Employer's or Affiliated Company's Employees (other than Highly Compensated Employees) are Leased Employees. A safe harbor plan is a money purchase pension plan providing immediate participation, full and immediate vesting, and a nonintegrated contribution formula equal to at least 10% of the Employee's compensation without regard to employment by the leasing organization on a specified date. The safe harbor plan must determine the 10% contribution on the basis of compensation as defined in Code section 415(c)(3) plus amounts which are not includible in the Employee's gross income under Code section 125, 402(e)(3), 402(h) or 403(b) and contributed by the Employer at the Employee's election to a cafeteria plan, Code section 401(k) arrangement, Simplified Employee Pension or tax-sheltered annuity. If Code section 414(n) or the applicable Regulations are amended, the definition of Leased Employee shall be amended accordingly.

         2.34 "LIMITATION YEAR" shall mean the Plan Year.

         2.35 "NET GAIN" or "NET LOSS" shall mean the increases and decreases in the value of the Trust Fund and each Investment Fund between Valuation Dates.

         2.36 "NET PROFITS" shall mean the current and accumulated net profits of Chemed and its consolidated subsidiaries. This calculation shall be made in accordance with Chemed's regular accounting practices by deducting from its gross income all costs, expenses and charges incurred by it, but without provision for Federal income taxes and without deduction of its contribution to the Plan.

         2.37 "NORMAL RETIREMENT DATE" shall mean the first day of the month coincident with or next following the date on which a Participant reaches Age 65.

         2.38 "ONE YEAR BREAK IN SERVICE" shall mean for any Employee each Plan Year during which the Employee is not credited with at least 501 Hours of Service. Solely for purposes of determining whether an Employee has incurred a One Year Break in Service, additional Hours of Service shall be credited to the Employee as provided herein. In the case of an Employee's Maternity or Paternity Absence (defined herein), the Employee will be credited with Hours of Service which otherwise would normally have been credited to the Employee but for the Maternity or Paternity Absence or, if the foregoing Hours of Service cannot be determined, eight Hours of Service for each normal workday of absence. These Hours of Service shall be credited for the Plan Year in which the absence begins if the Employee would be prevented from incurring a One Year Break In Service in that Plan Year solely because the Maternity or Paternity Absence is treated as Hours of Service hereunder, or, in any other case, in the immediately following Plan Year. No more than 501 Hours of Service shall be credited for this purpose. For purposes hereof, a "Maternity or Paternity Absence" shall mean an absence from work for any period because of the Employee's pregnancy, the birth of the Employee's child, the placement of a child with the Employee in connection with the adoption of the child by the Employee or to care for such a child for a period beginning immediately following birth or placement of a child. No absence from work will be counted as a Maternity or Paternity Absence unless the Employee furnishes to the Plan Administrator such timely information the Plan Administrator may reasonably require to establish therefor.

         2.39 "PARTICIPANT" shall mean any Eligible Employee who joins the Plan as provided in Article III.

         2.40 "PLAN" shall mean the "Savings & Retirement Plan" as set forth herein an as may be amended from time to time.

         2.41 "PLAN ADMINISTRATOR" shall mean the Administrative Committee provided for in Article XIV.

         2.42 "PLAN QUARTER" shall mean the three-consecutive month period beginning on January 1, April 1, July 1 or October 1 of each Plan Year.

         2.43 "PLAN YEAR" shall mean the calendar year.

         2.44 "RELATED COMPANY" shall mean a corporation or other business entity (i) in which the Employer maintains an ownership interest of less than 80% and at least 20%, or (ii) which itself maintains such an ownership interest in the Employer.

         2.45 "RETIRED PARTICIPANT" shall mean any Participant who has qualified for retirement and the receipt of benefits under the Plan and who has separated from service with the Employer.

         2.46 "SPOUSE" shall mean a Participant's spouse (or surviving spouse), or a Participant's former spouse to the extent provided by a qualified domestic relations order (as defined in Code section 414(p)).

         2.47 "SUPPLEMENTAL EMPLOYEE CONTRIBUTION" shall mean the contribution made by a Participant to his Employee Contribution Account in excess of his Basic Employee Contribution in an amount not to exceed 9% of his Compensation.

         2.48 "THRIFT CONTRIBUTION" shall mean the contribution made by a Participant pursuant to Article IV to his Thrift Contribution Account.

         2.49 "THRIFT CONTRIBUTION ACCOUNT" shall mean the separate Account established for a Participant pursuant to Article IV to receive his Thrift Contributions.

         2.50 "TOTALLY AND PERMANENTLY DISABLED" shall mean suffering from a physical or mental condition which, in the opinion of the Plan Administrator based upon appropriate medical advice and examination and in accordance with uniform rules applied uniformly to all Participants, totally and permanently prevents the Participant from performing the customary duties of his regular job with an Employing Unit.

         2.51 "TRUST AGREEMENT" shall mean the agreement entered into between Chemed and the Trustee, together with any amendments thereto.

         2.52 "TRUST FUND" shall mean the cash, securities, life insurance contracts, annuity contracts, real estate, shares of common trust funds and any other property held by the Trustee pursuant to the Trust Agreement, together with income therefrom.

         2.53 "TRUSTEE" shall mean the trustee or trustees which may from time to time be acting as Trustee under the Trust Agreement.

         2.54 "UNION EMPLOYEE" shall mean an Employee: (a) with respect to whom compensation, hours of work, or conditions of employment are determined through collective bargaining with a recognized bargaining agent; or (b) is otherwise considered a unionized employee for purposes of either (1) federal or state labor laws or (2) pension laws under ERISA or the Code.

         2.55 "VALUATION DATE" shall mean each business day of each month.

         2.56 "YEARS OF SERVICE" shall mean the years described in subsections
(a), (b), and (c), subject to subsections (d) and (e).

                  (a) YEARS BEFORE JANUARY 1, 1989. For those periods prior to January 1, 1989, "Years of Service" shall include an Employee's years of service determined as of December 31, 1988 under the Plan as constituted on that date.

                  (b) YEARS AFTER DECEMBER 31, 1988. For those periods beginning on and after January 1, 1989, a "Year of Service" shall mean each Plan Year during which an Employee has not less than 1,000 Hours of Service or Elapsed Time Hours of Service.

                  (c) YEARS UNDER MERGED PLAN. An Employee's Years of Service shall be no less than the years of service under any plan merged into the Plan, or any plan having transferred assets to the Plan, as determined as of the day before such merger into or transfer to the Plan.

                  (d) YEARS OF SERVICE DISREGARDED. If an Employee who is not entitled to any vested interest in his Employer Contribution Account incurs a One Year Break in Service and again becomes an Employee, his aggregate One Year Breaks in Service before he again performs an Hour of Service shall be compared to his Years of Service before the One Year Breaks in Service that are not otherwise disregarded. If the Employee's aggregate One Year Breaks in Service equal or exceed the greater of (i) five or (ii) the Employee's Years of Service before the One Year Break in Service, then his Years of Service before the One Year Break in Service are not counted. If any Years of Service are not counted because of the application of the preceding provisions, those Years of Service are not counted in any subsequent application of the preceding provisions. In addition, any Years of Service that were previously disregarded under the Plan as in effect prior to January 1, 1989 shall not be reinstated under the Plan as a result of the preceding provisions. In the event that an Employee's Years of Service are disregarded hereunder, the Employee's eligibility service necessary to become a Participant of the Plan also shall be disregarded.

                  (e) YEARS OF SERVICE NOT COUNTED. Years of Service before a One Year Break in Service are not counted until the completion of one Year of Service after returning to the service of the Employer.

                           ARTICLE III - PARTICIPATION
                           ---------------------------

         3.1 ELIGIBILITY FOR PARTICIPATION. Each Eligible Employee who completes not less than 500 Hours of Service during any six-month-consecutive period (initially commencing on the Employee's Employment Date) shall be eligible to become a Participant.

         3.2 PARTICIPATION DATE; APPLICATION FOR PARTICIPATION. Each Eligible Employee who was a Participant in the Plan on December 31, 1998 shall remain a Participant effective January 1, 1999. Each other Eligible Employee who completed the eligibility requirement of Section 3.1 prior to January 1, 1999, or who thereafter completes such eligibility requirements, may become a Participant on any Entry Date by filing an application with the Plan Administrator. Once an Eligible Employee has become a Participant, the Eligible Employee shall continue to be a Participant for as long as he continues to be an Eligible Employee (without regard to the service requirement thereof).

         3.3 DESIGNATION OF BENEFICIARY. Each Participant shall have the right by written notice to the Plan Administrator to designate one or more Beneficiaries to receive the sums payable after the death of the Participant.

         3.4 RESUMPTION OF SERVICE WITH AN EMPLOYING UNIT. An Employee who terminated service with an Employing Unit after he became a Participant and who later resumes his service with an Employing Unit shall again become a Participant upon his return to the status of an Eligible Employee. An Employee who terminated service with an Employing Unit prior to meeting the eligibility requirements of Section 3.1 and who later resumes his service with an Employing Unit before incurring a One Year Break in Service shall be eligible to become a Participant on the date he returns to the status of an Eligible Employee and fulfills the requirements of Section 3.1, taking into account his period of service prior to the date he terminated his service and after the date he returned to the status of an Eligible Employee.

         3.5 CHANGE IN EMPLOYMENT STATUS; TRANSFER TO AFFILIATED COMPANY. If a Participant ceases to be an Eligible Employee due to a change in employment status or transfer of service to an Affiliated Company while remaining employed by the Employer or an Affiliated Company, he shall become an Inactive Participant until he again becomes an Employee and satisfies the employment requirements of an Eligible Employee. If an individual who is employed by the Employer and who is not a Participant becomes an Eligible Employee due to a change in employment status, he will be eligible to become a Participant as of the Entry Date coincident with or next following the date of his employment status changed, provided he would have been eligible to become a Participant had he met the definition of an Eligible Employee.

         3.6 TRANSFER OF EMPLOYMENT TO RELATED COMPANY. If a Participant ceases to be an Eligible Employee by reason of his being employed by a Related Company, the


                                     III-1

Participant shall become an Inactive Participant, he shall thereupon be ineligible to make further Employee Contributions and his service with the Related Company shall be deemed service with the Employer for vesting purposes only. At such time as such Inactive Participant's Accounts become fully vested and nonforfeitable, the total value of the Inactive Participant's Accounts may, at the election of the Participant, be transferred in accordance with the provisions of Article XIV either to the trustee of a plan maintained by the Related Company or to an individual retirement account established by the Inactive Participant. If the Inactive Participant's employment with the Related Company terminates before his Accounts fully vest, and he is not then employed by the Employer or an Affiliated Company, he shall be deemed to be a terminated Participant and the value of his Accounts that are fully vested as of the date he terminated employment with the Related Company shall be paid to him in accordance with the Plan provisions applicable to Participants whose employment with the Employer terminates and he shall thereupon forfeit the unvested portion of his Employer Contribution Account.

         3.7 SUSPENSION OF PARTICIPATION. A Participant may suspend his participation in the Plan and become an Inactive Participant by suspending his Employee Contributions pursuant to Section 4.5.

         3.8 EMPLOYMENT BY EMPLOYER; SERVICE WITH NEWLY ACQUIRED
             ENTITIES; RECORDS OF EMPLOYER.

                  (a) SERVICE CREDIT. In the event the Employer has or shall acquire the control of any organization by the purchase of assets or stock, merger, amalgamation, consolidation or any other similar event, the Employer may direct to what extent, if any, employment with such organization shall be deemed to be employment with the Employer and, in connection therewith, may specify a special Entry Date. Such service credit shall be set forth in Appendix B attached hereto.

                  (b) RECORDS. The personnel records of the Employer or any Affiliated Company shall be conclusive evidence for the purpose of determining the period of employment of any and all Employees.

         3.9 PLAN BINDING. Upon becoming a Participant, a Participant shall be bound then and thereafter by the terms of the Plan and the Trust Agreement, including all duly authorized amendments to the Plan and the Trust Agreement.


                                     III-2

                           ARTICLE IV - CONTRIBUTIONS
                           --------------------------


         4.1 ESTABLISHMENT OF ACCOUNTS. The Plan Administrator shall establish and maintain or cause to be maintained for each Participant an Employer Contribution Account, a 401(k) Contribution Account, a Thrift Contribution Account, a General Retirement Plan Account and such other Account(s) as may be determined by the Plan Administrator. Each such Account shall be maintained separately and credited or debited as provided in the Plan.

         4.2 BASIC EMPLOYEE CONTRIBUTIONS. A Participant may elect to contribute Basic Employee Contributions in an amount equal to any integral percentage up to 6% of his Compensation. A Participant electing to make such contributions shall specify whether such contributions shall be made wholly to his 401(k) Contribution Account or to his Thrift Contribution Account or, in specified increments of 1% of his Compensation, to his 401(k) Contribution Account and to his Thrift Contribution Account. Unless a Participant specifies in writing otherwise, Basic Employee Contributions shall be deemed to be made to a Participant's Thrift Contribution Account.

         4.3 SUPPLEMENTAL EMPLOYEE CONTRIBUTIONS. A Participant who has authorized Basic Employee Contributions in an amount equal to 6% of his Compensation may also make Supplemental Employee Contributions in an amount equal to an integral percentage up to an additional 9% of his Compensation. A Participant electing to make Supplemental Employee Contributions shall specify whether such contributions shall be made wholly to his 401(k) Contribution Account or to his Thrift Contribution Account or, in specified increments of 1% of his Compensation, to his 401(k) Contribution Account and to his Thrift Contribution Account. Unless a Participant specifies in writing otherwise, Supplemental Employee Contributions shall be deemed to be made to a Participant's Thrift Contribution Account.

         4.4 METHOD FOR EFFECTING EMPLOYEE CONTRIBUTIONS. Employee Contributions shall be effected by payroll deduction by completing the forms the Plan Administrator prescribes. The initial rate of deduction the Participant authorizes and his election as to the Accounts to which his contributions shall be credited shall become effective on the Participant's Entry Date.

         4.5 CHANGES IN EMPLOYEE CONTRIBUTIONS. A Participant may in the manner prescribed by the Plan Administrator:

             (a) Suspend either (i) Supplemental Employee Contributions or (ii) Basic Employee Contributions and Supplemental Employee Contributions. A Participant who suspends his Basic Employee Contributions shall not be permitted to make Supplemental Employee Contributions until he again reinstates the required amount of Basic Employee Contributions.

             (b) Reinstate suspended Basic Employee Contributions or Supplemental Employee Contributions as of the first day of the Plan Quarter following the date the notice of resumption is received and which is at least three months after the effective date of the last suspension. A Participant cannot reinstate suspended Supplemental Employee Contributions unless he is then making, or concurrently reinstates, the required amount of Basic Employee Contributions.

         4.6 LIMITATIONS ON EMPLOYEE CONTRIBUTIONS.

             (a) CODE SECTION 402(g) $10,000 LIMIT. Effective January 1, 1998, 401(k) Contributions for any Participant shall not exceed $10,000 for any calendar year, or such larger amount as designated by the Secretary of the Treasury under Code section 402(g). If an Employer or Affiliated Company maintains a plan with a cash or deferred arrangement described in Code section 401(k), the Code section 402(g) limit shall be applied as if such plan and the Plan were one plan.

             (b) CODE SECTIONS 401(k) ADP AND 401(m) ACP LIMITATIONS. If for any Plan Year the Plan Administrator determines on the basis of estimates during the Plan Year that the limitations of Article VII of the Plan may be exceeded, the Plan Administrator may in its sole discretion limit the amount of Employee Contributions that may thereafter be made by Participants so that the limitations of Article VII will not be exceeded.

             (c) CODE SECTION 415 ANNUAL ADDITION LIMITATIONS. A Participant's Employee Contributions may not cause the limitations in Article VIII to be exceeded. In the event that the limitations are expected to be exceeded for any Participant, the Plan Administrator shall cause the Participant's following Plan Contributions for the Plan Year to be reduced in the following order: (1) supplemental Thrift Contributions;
         (2) supplemental 401 (k) Contributions; (3) basic Thrift Contributions (with a corresponding reduction or elimination of the Participant's allocation of the Employer Matching Contribution); and (4) basic 401(k) Contributions (with a corresponding reduction or elimination of the Participant's allocation of the Employer Matching Contribution).

             (d) CODE SECTION 404 DEDUCTIBILITY LIMIT. A Participant's Employee Contributions may not cause the Code section 404 deductibility limitations to be exceeded. In the event such contribution limit would be exceeded, the Employers shall not make Plan contributions to the Plan to the extent necessary to avoid exceeding such limit, all in a uniform, consistent and nondiscriminatory manner. For purposes of the Plan generally, nothing herein shall prohibit any Employer from making a Plan contribution on behalf of another Employer consistent with the provisions of Code section 404(a)(3)(B) (concerning profit sharing plans and stock bonus plans of an affiliated group).

             (e) CONTRIBUTION SUSPENSION UPON 401(k) HARDSHIP WITHDRAWAL. If the Participant received a hardship withdrawal under Section 10.2(b) of the Plan, the Participant shall be prohibited from resuming Employee Contributions for at least 12 months after date of receipt of the withdrawal. In such case, the Participant's Code section 402(g) limit for the calendar year following the calendar of the withdrawal shall be reduced by the amount of the 401(k) Contributions authorized by the Participant for the calendar year of the hardship withdrawal.

             (f) DEFERRED COMPENSATION PLAN.

                 (1) Notwithstanding any provision herein to the contrary, and except as provided in (3) below, the 401(k) Contribution of a Participant who participates during the Plan Year in the Roto-Rooter Management Company Deferred Compensation Plan No. 1 or No. 2 (individually or collectively "Deferred Compensation Plan") may not exceed 5% of Compensation.

                 (2) As soon as practicable after the end of each Plan Year, the
             Employer shall determine the maximum amount of 401(k) Contributions which could have been made by such Participant for such Plan Year under this Plan consistent with the limitations under Code sections 402(g) and 401(k)(3). The lesser of (i) such maximum amount or (ii) the amount of the 401(k) Contribution made by such Participant for such Plan Year under the Deferred Compensation Plan shall, if the Participant so elects in accordance with the terms of the Deferred Compensation Plan, be contributed to this Plan (exclusive of any earnings thereon) which shall occur no later than March 15 of the next ensuing Plan Year.

                 (3) The Employer's matching contribution made on behalf of such
             Participant under the Deferred Compensation Plan (exclusive of any earnings thereon) attributable to the amount of 401(k) Contributions contributed to this Plan pursuant to (2) above shall be contributed to this Plan by no later than March 15 of the next ensuing Plan Year, subject to the limitations under Code sections 401(m) and 401(a)(4).

         4.7 CREDITS TO EMPLOYEE CONTRIBUTION ACCOUNTS.

             (a) 401(k) CONTRIBUTIONS AND THRIFT CONTRIBUTIONS. The amount of 401(k) Contributions and Thrift Contributions for each month will be remitted to the Trustee and credited to the appropriate Account (determined under subsection (c) below) as of the last day of the month. Such Contributions shall be considered allocated to the appropriate Account effective as of the date prescribed in Section 7.8(e) of the Plan (for purposes of the Code section 402(g) limit and the ADP and ACP Tests).

             (b) TRUST CONTRIBUTIONS. For purposes of complying with DOL Regulations section 2510.103-3 (concerning ERISA plan assets and transfer of participant contributions to trust), the Employer shall pay the Employee Contributions to the Trust as of the earliest date such contributions can reasonably be segregated from the Employer's general assets, but in any event no later than the 15th business day following the end of the month the Employee Contributions are received by the Employer.

             (c) APPROPRIATE ACCOUNTS. A Participant's Employee Contributions shall be credited to his 401(k) Contribution Account and his Thrift Contribution Account consistent with his elections under Sections 4.2 and 4.3, except that, notwithstanding anything in the Participant's election to the contrary, a Participant's total Employee Contributions shall be first credited to his 401(k) Contribution Account as Basic Employee Contributions, to the extent the Participant so designated all such Employee Contributions as 401(k) Contributions, and the remainder of his Employee Contributions shall be then credited to his Thrift Contribution Account as either Basic Employee Contributions or Supplemental Employee Contributions (as applicable).

         4.8 EMPLOYER CONTRIBUTIONS.

             (a) EMPLOYER MATCHING CONTRIBUTIONS. Subject to authorization by the Board of Directors of Chemed acting only upon and in accordance with the recommendations of its Compensation/Incentive Committee and rules and procedures established by the Plan Administrator, the Employer may contribute on an Employing Unit-by-Employing Unit basis to the Trust Fund an amount up to a percentage (as determined for each Plan Year by the Board of Directors) of the Basic Employee Contributions made during the Plan Year by, and on the last day of the Plan Year still credited to the Accounts of, those Employees of the Employing Units for which the Matching Employer Contribution is made who are Participants, former Participants, Inactive Participants and former Inactive Participants described in Section 4.9(a).

                  (b) EMPLOYER NONELECTIVE CONTRIBUTIONS. Subject to the authorization by the Board of Directors of Chemed acting only upon and in accordance with the recommendations of its Compensation/Incentive Committee and rules and procedures established by the Plan Administrator, the Employer may contribute on an Employing Unit - by - Employing Unit basis to the Trust Fund an amount which the Board of Directors deems advisable.

                  (c) APPLICATION OF FORFEITURES. Employer Contributions shall be reduced by any forfeitures during the Plan Year pursuant to Sections
         10.4 and

         11.9. Forfeitures shall be applied to satisfy the Employer Contribution obligations otherwise described in this Section 4.8.

         4.9 ALLOCATION OF EMPLOYER CONTRIBUTIONS.

             (a) EMPLOYER MATCHING CONTRIBUTIONS.

                 (1) Employer Matching Contributions shall be credited to the
             Employer Contribution Accounts of those Participants, Inactive Participants, former Participants and former Inactive Participants who meet the following criteria as of the dates indicated:

                     (A) Participants and Inactive Participants must (i) have
                 been Participants or Inactive Participants on the last day of the Plan Year for which the Employer Matching Contribution is made, (ii) have completed 1,000 Hours of Service during such Plan Year and (iii) except for Participants who have made withdrawals pursuant to Section 10.5, as of such date must not have withdrawn any Basic Employee Contributions made during that Plan Year. Participants who died, attained Normal Retirement Age or who became Totally and Permanently Disabled during the Plan Year shall be deemed to have been employed throughout the Plan Year. If an Employee has made a partial withdrawal of such Basic Employee Contributions, the amount of the Employer Matching Contribution made to his Employer Contribution Account shall be ratably reduced. A Participant who has made a withdrawal pursuant to Section 10.5 or who has effected an In-Service Retirement pursuant to Section 11.5 shall have his pro rata share of the Employer Matching Contribution determined on the basis of the Basic Employee Contributions made during the Plan Year for which the Employer Matching Contribution is made without regard to any withdrawals thereof.

                     (B) Former Participants or former Inactive Participants
                 must have been Participants or Inactive Participants on the last day of the Plan Year for which the Employer Matching Contribution is made, must not have withdrawn any Basic Employee Contributions made during the Plan Year for which the Employer Matching Contribution is made and must have terminated participation in the Plan because of retirement, death or Total and Permanent Disability. If a former Participant or former Inactive Participant has made a partial withdrawal of such Basic Employee Contributions, the amount of Employer Matching Contribution made to his Employer Contribution Account shall be ratably reduced.

                  (2) As of the last day of each Plan Year, the Plan
              Administrator shall allocate or cause to be allocated to the Employer Contribution Account of each Participant described in
              Section 4.9(a)(1) that percentage of the Employer Matching Contribution for the Plan Year equal to (i) the aggregate Basic Employee Contributions for that Participant for the Plan Year then credited to the Participant's Accounts, divided by (ii) the aggregate Basic Employee Contributions for all Participants described in Section 4.9(a)(1) for the Plan Year then credited to all such Participants' Accounts.

              (b) EMPLOYER NONELECTIVE CONTRIBUTIONS. The Employer Nonelective Contribution for the Plan Year will be allocated among Participants who have completed 1,000 Hours of Service during the Plan Year and who are employed by the Employer on the last day of the Plan Year. Participants who died, attained Normal Retirement Age or who became Totally and Permanently Disabled during the Plan Year shall be deemed to have been employed throughout the Plan Year. Each Participant's share shall be determined by crediting the Employer Nonelective Contribution to each Participant in the same proportion of such contribution as such Participant's Compensation for such Plan Year bears to the Compensation of all Participants for such Plan Year.


         4.10 LIMITATIONS ON EMPLOYER CONTRIBUTIONS.

              (a) CODE SECTION 415 ANNUAL ADDITION LIMITATIONS. A Participant's allocation of Employer Contributions may not cause the limitations in
         Article VIII to be exceeded.

              (b) CODE SECTION 404 DEDUCTIBILITY LIMIT. A Participant's allocation of Employer Contributions may not cause the Code section 404 deductibility limitations to be exceeded. In the event such contribution limit would be exceeded, the Employers shall not make Plan contributions to the Plan to the extent necessary to avoid exceeding such limit, all in a uniform, consistent and nondiscriminatory manner. For purposes of the Plan generally, nothing herein shall prohibit any Employer from making a Plan contribution on behalf of another Employer consistent with the provisions of Code section 404(a)(3)(B) (concerning profit sharing plans and stock bonus plans of an affiliated group).

         4.11 COMPENSATION LIMITATION. A Participant's Compensation considered for Plan contribution purposes for any Plan Year shall not exceed $160,000, or such greater or lesser amount in effect for such Plan Year as permitted by the Secretary of the Treasury.

                        ARTICLE V - TRUSTEE; INVESTMENTS
                        --------------------------------

         5.1 TRUSTEE SELECTION; TRUST AGREEMENT. The Trustee shall be a person or persons, bank or trust company designated by the Board of Directors of Chemed. Chemed and the Trustee shall execute a Trust Agreement providing for the investment of the Trust Fund and prescribing the powers, duties, obligations and functions of the Trustee with respect to the Plan.

         5.2 POWERS AND DUTIES OF THE TRUSTEE. The Trustee shall invest the assets of the Trust Fund in the manner described in this Article V and in accordance with the Trust Agreement. The Trustee shall not be responsible for the validity of the Plan and the trust created by the Trust Agreement but shall be accountable only for funds paid to or received by it under the Trust Agreement.

         5.3 APPOINTMENT AND POWERS AND DUTIES OF INVESTMENT COMMITTEE. The Board of Directors of Chemed may appoint an Investment Committee which shall have full power to select the General Funds and to retain and, if the Investment Committee so determines, dismiss and replace such investment advisors and managers, counsel, accountants and other agents as the Investment Committee shall deem advisable.

         5.4 VALUATION OF TRUST FUND ASSETS. The assets of the Trust Fund shall be valued at their fair market value by the Trustee as of the close of business on each Valuation Date and the values so determined shall be certified to the Employer and the Plan Administrator together with a statement of the cost of the assets and a statement of receipts and disbursements for the period between Valuation Dates and for the Plan Year.

         5.5 COMPOSITION OF THE TRUST FUND. The Trust Fund shall consist of the General Funds, a Chemed Stock Fund and an Omnicare Stock Fund.

             (a) GENERAL FUNDS. The General Funds shall be selected by the Investment Committee from time to time and for which the Investment Committee shall direct the Trustee in writing. The Investment Committee may select as a General Fund any of the following: (i) any security of any issuer registered under the Investment Company Act of 1940 (mutual fund security); (ii) any common, collective or commingled fund, consisting of any combination of securities or investments, including but not limited to, bonds, notes, debentures or other evidences of indebtedness, whether or not secured; stocks, shares and other interests in associations, firms or corporations; interests in property, real or personal, capital, common and preferred stocks, (which may include stocks or securities of Chemed or any affiliate), personal, corporate and governmental obligations, secured or unsecured; mortgages, leaseholds, fees and other interest in realty; oil, gas or mineral properties, rights, royalties, payments or other interests in such property; contracts, conditional sale agreements, choices in action, trust and participation certificates, or other evidences of ownership, part ownership, interest or part interest, and such common, collective or commingled funds may include funds held by the Trustee subject to other trusts, including, without limitation, any pooled investment trust maintained by the Trustee for investment of funds of qualified employee benefit plans; (iii) any contracts with insurance companies as may be approved by the Investment Committee, specifically including but not limited to, group annuity contracts. In making such investment selections, the Investment Committee shall not be limited or restricted by any statute or rule of law now or hereafter in effect governing trust investments.

             (b) CHEMED STOCK FUND.

                 (1) The Trustee shall invest the assets of the Chemed Stock
             Fund in shares of the capital stock, par value $1.00 per share, of Chemed ("Chemed Stock"). The Trustee shall purchase Chemed Stock on the principal stock exchange on which Chemed Stock is listed. If Chemed Stock is not then listed on a stock exchange, the Trustee shall purchase Chemed Stock in the over the counter market at a price not exceeding the prevailing market "asked" price through brokers selected by the Trustee, or at a price not greater than the then prevailing market "asked" price through private transactions. These purchases shall be made as soon as reasonably practicable after receipt of funds by the Trustee. The Chemed Stock purchased by the Trustee shall be registered in its name or in the name of its nominee, as the Trustee shall elect.

                 (2) In lieu of making purchases described in Section 5.5(b) (1)
             and/or sales of Chemed Stock in the open market, the Trustee may, in its discretion, match purchases and sales of Chemed Stock to be made at substantially the same time. In that event, the price at which the Chemed Stock shall be considered to have been purchased and sold shall be determined by the Trustee based upon the then prevailing market price for Chemed Stock.

             (c) OMNICARE STOCK FUND. The Trustee shall hold the assets of the Omnicare Stock Fund in the shares of the capital stock, par value $1 per share, of Omnicare, Inc. ("Omnicare Stock") which were transferred to the Plan from the Omnicare Employees Savings and Investment Plan and the Omnicare Employee Stock Ownership Plan. The Trustee shall hold the Omnicare Stock until such time as the Omnicare Stock is distributed pursuant to the provisions of the Plan. The Trustee shall not purchase additional Omnicare Stock, nor permit any investment or reinvestment in Omnicare Stock. The Omnicare Stock held by the Trustee shall be registered in its name, or the name of its nominee, as the Trustee shall elect.

         5.6 INVESTMENT OF CONTRIBUTIONS.

             (a) EMPLOYER CONTRIBUTIONS. All Employer Contributions received will be invested by the Trustee in the Chemed Stock Fund and/or General Funds.

             (b) EMPLOYEE CONTRIBUTIONS. At the time an Eligible Employee enrolls in the Plan, he shall elect in writing to have his Basic and Supplemental Employee Contributions invested in any combination of General Funds or the Chemed Stock Fund in accordance with rules and procedures established by the Plan Administrator.

             (c) REINVESTMENT OF EARNINGS. Earnings on assets of the General Funds, the Chemed Stock Fund or the Omnicare Stock Fund shall be reinvested in the Investment Fund in which the assets were held.

             (d) INVESTMENT RISK. Each Participant assumes all risks connected with any decrease in the value of any securities or other investment in the Trust Fund.

         5.7 CHANGE OF INVESTMENT ELECTION. A Participant may change his election of investment pursuant to Section 5.6(b) in accordance with procedures established by the Plan Administrator.

         5.8 TRANSFER OF FUNDS. A Participant may throughout each Plan Year elect to transfer funds in accordance with rules and procedures established by the Plan Administrator; provided, however, that after attaining age 60, a Participant may elect to transfer 20% of the value of his vested Employer Contribution Account from the Chemed Stock Fund to any General Fund.

         5.9 PARTICIPANT CHEMED STOCK VOTING AND OTHER RIGHTS.

             (a) GENERAL. Each Participant, Inactive Participant, former Participant or Beneficiary is entitled to direct the Trustee as to the manner in which Chemed Stock allocated or allocable to the vested portion of the Participant's Employer Contribution Account and Employee Contribution Account is to be voted, and as to the manner in which rights other than voting rights with respect to that Chemed Stock are to be exercised.

             (b) NOTICE. The Trustee shall notify each Participant, Inactive Participant, former Participant and Beneficiary of each occasion for the exercise of voting rights within a reasonable period before the rights are to be exercised. The notice shall include all proxy solicitation and other materials distributed by Chemed to shareholders with regard to exercise of voting rights, together with a form requesting confidential instructions to the Trustee on how to vote the Chemed Stock described in subsection (a) above. Instructions received from Participants, Inactive Participants, former Participants and Beneficiaries shall not be divulged or released to any person, including officers or employees of the Employer.

             (c) TRUSTEE DILIGENCE. The Trustee shall take whatever steps are reasonably necessary to allow Participants, Inactive Participants, former Participants and Beneficiaries to exercise rights other than voting rights with respect to Chemed Stock allocated to the vested portion of their Employer Contribution Accounts and Employee Contribution Accounts.

             (d) SHARES ALLOCATED. The number of shares to which any Participant, Inactive Participant, former Participant and Beneficiary described in subsection (a) shall have the rights described in subsections (a) and (c) shall be determined for any record date by the number of shares allocated to the vested portion of his Employer Contribution Account and Employee Contribution Account on the previous Valuation Date.

             (e) FRACTIONAL SHARES. The Trustee shall vote fractional shares by combining the confidential directions on voting of all fractional shares to the extent possible.

             (f) NON-RETURNED INSTRUCTIONS. The Trustee shall vote any shares or exercise rights other than voting with respect to (i) shares of Chemed Stock allocated to the nonvested portion of Employer Contribution Accounts and Employee Contribution Accounts of Participants, Inactive Participants, former Participants and Beneficiaries described in subsection (a), and (ii) shares described in subsection (a) for which no direction has been received, in the same proportion and in the same manner as shares described in subsection (a) are collectively voted.

         5.10 ADJUSTMENT PROVISIONS. In the event (i) any recapitalization of Chemed or reclassification, split-up, combination or consolidation of shares of Chemed Stock shall be effected, or (ii) the outstanding shares of Chemed Stock shall, in connection with a reorganization or consolidation of Chemed be exchanged for a different number or class of shares of the capital stock or other securities of Chemed, the Trustee shall take such action as shall be ordered by the Board of Directors of Chemed acting upon and in accordance with the recommendations of the Incentive Committee of the Board of Directors of Chemed and to the extent that Chemed Stock is to be exchanged for a different number or class of the capital stock or other securities of Chemed pursuant to such order, then such different number or class of shares of the capital stock or other securities of Chemed shall be exchanged for Chemed Stock by the Trustee and the name and class of such shares of capital stock or other securities of Chemed received in exchange for Chemed Stock shall be substituted in all respects for all references to Chemed Stock as presently stated in this Plan.

         5.11 EXCHANGE OR TENDER OFFERS.

              (a) CHEMED STOCK ALLOCATED TO EMPLOYER CONTRIBUTION ACCOUNTS. In the event there shall be extended to the stockholders of Chemed generally an offer to exchange or purchase all or a portion of the issued and outstanding shares of Chemed Stock for cash and/or other consideration, the Trustee shall take action as shall be ordered by the Board of Directors of Chemed acting upon and in accordance with the Incentive Committee of the Board of Directors of Chemed.

              (b) CHEMED STOCK ALLOCATED TO EMPLOYEE CONTRIBUTION ACCOUNTS. In the event there shall be extended to the stockholders of Chemed generally an offer to exchange or purchase all or a portion of the issued and outstanding shares of Chemed Stock for cash and/or other consideration, the Trustee shall take with respect to shares of Chemed Stock allocated to Employee Contribution Accounts such action as the Participants having shares of Chemed Stock allocated to their Employee Contribution Accounts shall specify. Instructions received from individual Participants shall not be divulged or released to any person, including officers or employees of the Employer or Chemed. In the absence of instructions from Participants, the Trustee shall take, with respect to those shares of Chemed Stock for which no Participant instructions were received, such action as shall be ordered by the Board of Directors of Chemed acting upon and in accordance with the recommendations of the Incentive Committee of the Board of Directors of Chemed.

         5.12 OMNICARE STOCK FUND. Before each annual or special meeting of the stockholders of Omnicare, Inc., the Company shall cause to be sent to each Participant having shares of Omnicare Stock allocated or allocable to his Account (all of which are fully vested) a copy of the proxy solicitation material therefor, together with a form requesting confidential instructions to the Trustee on how to vote such shares. Upon receipt of such instructions, the Trustee shall vote the shares of Omnicare Stock as instructed. Instructions received from individual Participants shall not be divulged or released to any person, including officers or employees of Omnicare or the Company. The Trustee shall have the right to vote, in person or by proxy, at its discretion any shares of Ornnicare Stock for which voting instructions shall not have been received.

                   ARTICLE VI - ALLOCATION OF PROFIT AND LOSS
                   ------------------------------------------
                      OF TRUST FUND TO PARTICIPANT ACCOUNTS
                      -------------------------------------

         6.1 DATE OF VALUATION. As of the close of business on each Valuation Date, the Trustee shall value the assets in the Trust Fund at their then market value.

         6.2 ADJUSTMENT OF ACCOUNTS AS OF VALUATION DATES. Each Account of a Participant, Inactive Participant and former Participant as of a Valuation Date shall be equal to the value of such Account as of the preceding Valuation Date, and adjusted in the following order and manner:

             (a) Each Account shall be reduced by the amount of any distributions and withdrawals from the Account since the preceding Valuation Date.

             (b) Each Account shall be increased by the amount of Employer Contributions and Employee Contributions allocated to the Account pursuant to Article IV.

             (c) Each Account shall be increased or decreased by the Net Gain or Net Loss allocated to the Account under Section 6.3.

         6.3 ALLOCATION OF PROFIT AND LOSS. As of each Valuation Date, there shall be allocated to each Account its proportionate share of the Net Gain or Net Loss since the last Valuation Date.

             (a) For the purpose of determining the Net Gain or Net Loss of each Investment Fund as of any current Valuation Date for the period since the preceding Valuation Date, the Plan Administrator shall cause a valuation to be made of the assets of each Investment Fund as of the current Valuation Date based on the then fair market values which shall give effect to gains, earnings, losses and other items of income and expense as of the current Valuation Date. The Net Gain or Net Loss of each Investment Fund for the period shall be the amount by which the total net value of all such assets determined as of the current Valuation Date exceeds or is less than the total net value of all such assets determined as of the preceding Valuation Date, reduced by the total of any Employer Contributions and Employee Contributions made since the next preceding Valuation Date, and increased by the total of any withdrawals and distributions since the preceding Valuation Date.

             (b) The Net Gain or Net Loss of each Investment Fund shall be allocated among the Accounts of all Participants invested in each Investment Fund in the same ratio that the balance in each such Account invested as of the preceding Valuation Date, less withdrawals and distributions since the preceding Valuation Date, bears to the total amount of all balances of all Accounts invested in each Investment Fund on that date, decreased by all such withdrawals and distributions since the preceding Valuation Date.

         6.4 STATEMENT OF ACCOUNT. The computations required in this Article VI shall be made as soon as practicable following each Valuation Date. Not less frequently than quarterly, the Plan Administrator shall prepare and furnish, or cause to be prepared and furnished, to each Participant a statement of the status of his Accounts in the Trust Fund, which statement shall show the gross amount of each Account in each Investment Fund as of the last day of each Plan Quarter.

            ARTICLE VII - CODE SECTIONS 401(k) AND 401(m) LIMITATIONS
            ---------------------------------------------------------

         7.1 DEFINITIONS. For purposes of this Article, the following terms and phrases shall have the meanings as set forth therein:

             (a) "CODE SECTION 414(q) COMPENSATION" shall mean for any Plan Year, Code section 414(s) Compensation, as defined in subsection (b) below, but adding back the elective amounts as provided in paragraph
         (1) therein and without regard to the Plan participation compensation provision in paragraph (2) therein.

             (b) "CODE SECTION 414(s) COMPENSATION" shall mean, for any Plan Year, any one of the permitted Code section 415 Compensation definitions of Article VIII of the Plan, subject to the following provisions:

                 (1) PLAN PARTICIPATION COMPENSATION. For any Plan Year, Chemed,
             in its discretion, may elect to limit a Participant's Code section 414(s) Compensation to the portion of the Participant's Code section 414(s) Compensation received in the part of the Plan Year during which the Participant was an Eligible Employee of the Plan.

                 (2) $160,000 COMPENSATION LIMITATION. A Participant's Code
             section 414(s) Compensation for any Plan Year, as determined pursuant to the foregoing provisions of this subsection, shall not exceed $160,000, or such greater or lesser amount as designated by the Secretary of the Treasury for the Plan Year.

             (c) "EARNINGS" shall mean the earnings, gain and loss (whether realized or unrealized), net of applicable expenses, as actually allocated to a Participant's Account under the normal provisions of the Plan as contained in Article VI.

             (d) "GAP PERIOD MONTHS" shall mean the number of months which follow the end of the Plan Year (or, if applicable, the calendar year) and precede the applicable distribution, with a distribution occurring on or before the fifteenth day of a month being treated as having occurred on the last day of the preceding month and a distribution occurring after the fifteenth day of a month being treated as having been made on the first day of the next following month.

             (e) Effective for Plan Years beginning on and after January 1, 1997, "HIGHLY COMPENSATED EMPLOYEE" shall mean any Employee who, during either the Plan Year or the Lookback Year (the twelve month period immediately preceding the Plan Year) is a five-percent (5%) owner of the Employer (as




                                     VII-1
         defined in Code section 416(i)(1)(B)(i) or who during the Lookback Year has Compensation in excess of $80,000 (or such greater amount pursuant to adjustments under Code section 415(d)) and if the Employer elects (in a manner consistent with Code section 414(q) and Treasury Regulations thereunder), was in the group of employees consisting of the top twenty percent (20%) of employees when ranked on the basis of Compensation for the Lookback Year. A Highly Compensated Employee also shall include any former Employee who was a Participant of the Plan who: (1) separates from service (or was deemed to have separated) prior to the Plan Year; (2) performs no services for the Employer or an Affiliated Company during the Plan Year; and (3) was a Highly Compensated Employee under the preceding provisions for either the Plan Year of his separation or any Plan Year ending on or after his 55th birthday.

             (f) "MATCHING ACCOUNT" shall mean a Participant's Employer Matching Contribution Account.

             (g) "MATCHING CONTRIBUTIONS" shall mean the Participant's Employer Matching Contribution.

             (h) "QUALIFIED NON-ELECTIVE CONTRIBUTIONS" shall have the meaning as provided in Treasury Regulation section 1.401(k)-1(g)(13).

         7.2 CODE SECTION 402(g).

             (a) CODE SECTION 402(g) LIMIT. For any calendar year, a Participant's Elective Deferrals shall not exceed the limit as set forth in Section 4.6(a).

             (b) CORRECTIVE DISTRIBUTION OF ATTRIBUTABLE EXCESS DEFERRALS. For each calendar year a Participant's Elective Deferrals exceed the limit contained in Section 4.6(a) above, the Plan Administrator shall direct the Trustee to distribute the Participant's Attributable Excess Deferrals and Allocable Earnings thereon to the Participant no later than the April 15th of the following calendar year. The amount of Attributable Excess Deferrals to be distributed for a calendar year shall be reduced by the Excess Contributions under Section 7.3 previously distributed for the Plan Year beginning in such calendar year.

             (c) CODE SECTION 402(g) RELATED DEFINITIONS. For purposes of this Section, the following terms and phrases shall have the meanings as set forth below. These definitions shall be modified, if applicable and to the extent provided, by the special rules of Sections 7.7 and 7.8.

                 (1) "ELECTIVE DEFERRALS" of a Participant shall mean the sum of
             (A) his 401(k) Contributions allocated to his 401(k) Contribution Account


                                     VII-2
             within the calendar year (as determined pursuant to Section 7.8(e)) and (B) other elective deferrals as so defined in Treasury Regulation section 1.402(g)-1(b) under any other plan of an Employer, Affiliated Company or any other employer (whether or not related to the Employer or Affiliated Company).

                 (2) "EXCESS DEFERRALS" of a Participant shall mean the amount of his Elective Deferrals for a calendar year in excess of the Code section 402(g) limit described in Section 4.6(a).

                 (3) "ATTRIBUTABLE EXCESS DEFERRALS" of a Participant shall be that amount of the Participant's Excess Deferrals as designated by the Participant to be attributable to the Plan.

                 (4) "ALLOCABLE EARNINGS" of a Participant who has Attributable
             Excess Deferrals shall be equal to the sum of the Subject Calendar Year Earnings and, through the Plan Year beginning on January 1, 1993, the Gap Period Earnings.

                  (5) "SUBJECT CALENDAR YEAR EARNINGS" of a Participant shall be equal to the product of: (A) the Earnings allocated to his 401(k) Contribution Account for the calendar year; multiplied by (B) a fraction, with (i) the numerator being the Participant's Attributable Excess Deferrals for the calendar year and (ii) the denominator being the sum of (I) the balances of his 401(k) Contribution Account as of the first day of the calendar year and
             (II) the 401(k) Contributions allocated to his 401(k) Contribution Account for the calendar year.

                  (6) "GAP PERIOD EARNINGS" of a Participant shall be equal to the product of: (A) ten percent (10%) of the Subject Calendar Year Earnings; multiplied by (B) the number of Gap Period Months prior to the distribution of the Participant's Attributable Excess Deferrals.

             (d) DISREGARDED 401(k) CONTRIBUTIONS. Contributions which have been properly distributed to the Participant as an Excess Amount pursuant to
         Section 8.6 (concerning correction of Code section 415 Excess Amounts) shall not be considered 401(k) Contributions for purposes of this
         Section 7.2.

             (e) RULE OF APPLICATION - NEXT APPLY ARTICLE VIII CODE SECTION 415 LIMITATIONS. After application of this Section 7.2, the Plan Administrator should apply the provisions of Article VIII (concerning the Code section 415 limitations) for the following reasons:


                                     VII-3

                 (1) Attributable Excess Deferrals, if properly and timely
             distributed, are not Annual Additions for purposes of the Code section 415 contribution limitations; and

                 (2) As noted in Sections 7.3 and 7.5, any Code section 415
             Excess Amounts under Article VIII which are distributed to the Participant pursuant to Section 8.6, and which consist of 401(k) Contributions and/or Thrift Contributions, are not considered for purposes of the application of the Code sections 401(k) ADP and 401(m) ACP nondiscrimination tests of Sections 7.3 and 7.5 below.

         7.3 CODE SECTION 401(k) ADP TEST. The Plan Administrator shall determine whether the Plan meets at least one of the two limitations contained in subsection (a) below for the Plan Year. In the event that neither limitation is met, the Plan Administrator shall direct the Trustee to distribute the Excess Contributions and Allocable Earnings thereon pursuant to subsection (b) below.

             (a) CODE SECTION 401(k) ADP TEST LIMITATIONS. The following are the Code section 401(k) ADP Limitations:

                    (1) 1.25 LIMITATION. The Average Deferral Percentage for
                 the group of ADP Participants who are Highly Compensated Employees is not more than the Average Deferral Percentage of the group of all other ADP Participants multiplied by 1.25.

                    (2) 2+2 LIMITATION. (A) The excess of the Average Deferral
                 Percentage for the group of ADP Participants who are Highly Compensated Employees over the Average Deferral Percentage of the group of all other ADP Participants is not more than two percentage points; and (B) the Average Deferral Percentage for the group of ADP Participants who are Highly Compensated Employees is not more than the Average Deferral Percentage of the group of all other ADP Participants multiplied by two.

             (b) CORRECTIVE DISTRIBUTION OF EXCESS CONTRIBUTIONS. For each Plan Year the Plan fails to meet subsection (a) above, the Plan Administrator shall identify the Participants who are Highly Compensated Employees who made Excess Contributions and shall direct the Trustee to distribute the Excess Contributions and Allocable Earnings thereon to the applicable Participant prior to 2 1/2 months after the end of the Plan Year (so as to avoid the employer-level 10% excise tax under Code section 4979) and in any event no later than the close of the following Plan Year (so as to preserve the qualified status of the Plan under Code section 401(k)). The amount of Excess Contributions to be distributed for a Plan Year shall be reduced by the Attributable Excess Deferrals under Section 7.2 previously distributed for the calendar year ending in the same


                                     VII-4

         Plan Year. The "Excess Contributions" are the amount of 401(k) Contributions and Qualified Non-Elective Contributions (if any) made by or on behalf of the Highly Compensated Employees which causes the Plan to fail to satisfy the ADP test. The Plan Administrator will determine the amount of the Excess Contributions by starting with the Highly Compensated Employee(s) who has the greatest ADP, reducing his ADP (but not below the next highest ADP), then, if necessary, reducing the ADP of the Highly Compensated Employee(s) at the next highest ADP, including the ADP of the Highly Compensated Employee(s) whose ADP the Plan Administrator already has reduced (but not below the next highest
         ADP), and continuing in this manner until the average ADP for the Highly Compensated Group satisfies the ADP test.

                  After the Plan Administrator has determined the Excess Contribution amount, the Trustee, as directed by the Plan Administrator, then will distribute to each Highly Compensated Employee his respective share(s) of the Excess Contributions. Effective for Plan Years beginning on and after January 1, 1997, the Plan Administrator will determine the respective share(s) of Excess Contributions by starting with the Highly Compensated Employee(s) who has the highest 401(k) Contributions, reducing his 401(k) Contributions (but not below the next highest level of 401(k) Contributions), then, if necessary, reducing the 401(k) Contributions of the Highly Compensated Employee(s) at the next highest level of 401(k) Contributions including the 401(k) Contributions of the Highly Compensated Employee(s) whose 401(k) Contributions the Plan Administrator already has reduced (but not below the next highest level of 401(k) Contributions), and continuing in this manner until the Trustee has distributed all Excess Contributions.

                  (c) ADP RELATED DEFINITIONS. For purposes of this Section, the following terms and phrases shall have the meanings as set forth below. These definitions shall be modified, if applicable and to the extent provided, by the special rules of Sections 7.7 and 7.8.

                      (1) "AVERAGE DEFERRAL PERCENTAGE" of the group of ADP
                  Participants who are Highly Compensated Employees and the group of all other ADP Participants shall mean the average of the Individual Deferral Percentages of each Participant of the respective groups. Effective for Plan Years beginning on and after January 1, 1997, in determining whether the Plan satisfies either of the limitations contained in Section 7.3(a)(1) or (2) above, the Plan Administrator shall use the Average Deferral Percentage of the non-Highly Compensated group for the Plan Year preceding the Plan Year of the calculation, unless the Employer elects (in accordance with applicable Treasury Regulations) to use the current Plan Year's Average Deferral Percentage of the non-Highly Compensated group.

                                     VII-5

                      (2) "ADP PARTICIPANT" shall mean each Eligible Employee
                  who is either: (A) a Participant who makes or is eligible to make 401(k) Contributions to the Plan at any time during the Plan Year (including, if applicable, those Participants whose 401(k) Contributions are suspended by reason of the hardship withdrawal rule of Section 10.2 of the Plan); or (B) if applicable under the Plan, an Eligible Employee who could elect to become a Participant at any time prior to the end of the Plan Year by enrolling in the Plan pursuant to Article III.

                      (3) "INDIVIDUAL DEFERRAL PERCENTAGE" of an ADP Participant
                  shall mean a percentage (rounded to the nearest one-hundredth of a percent, E.G., 2.85%) which is the quotient of: (A) the sum of the ADP Participant's 401(k) Contributions and Employer Qualified Non-Elective Contributions allocated to the Participant's respective Account within the Plan Year (as determined pursuant to Section 7.8(e)); divided by (B) the Participant's Code section 414(s) Compensation for the Plan Year.

                      (4) "ALLOCABLE EARNINGS" of a Participant shall be equal
                  to the sum of the Subject Plan Earnings and, through the Plan year beginning on January 1, 1993, the Gap Period Earnings.

                      (5) "SUBJECT PLAN YEAR EARNINGS" of a Participant shall be equal to the product of: (A) the Earnings allocated to his 401(k) Contribution Account for the Plan Year; multiplied by
                  (B) a fraction, with (i) the numerator being the Participant's Excess Contributions for the Plan Year and (ii) the denominator being the sum of (i) his 401(k) Contribution Account as of the first day of the Plan Year and (ii) the 401(k) Contributions and Employer Qualified Non-Elective Contributions allocated to his 401(k) Contribution Account for the Plan Year.

                      (6) "GAP PERIOD EARNINGS" of a Participant shall be equal
                  to the product of: (A) 10% (.10) of the Subject Plan Year Earnings; multiplied by (B) the number of Gap Period Months prior to the distribution of the Participant's Excess Contributions.

                  (d) DISREGARDED 401(k) CONTRIBUTIONS. For purposes of this
         Section 7.3, the following special rules shall apply:

                      (1) DISTRIBUTED CODE SECTION 415 EXCESS AMOUNTS.
                  Contributions which have been properly distributed to the Participant as an Excess Amount pursuant to Section 8.6 (concerning correction of Code section 415 Excess Amounts) shall not be considered 401(k) Contributions for purposes of this Section 7.3.


                                     VII-6

                  (2) NON-HCE ATTRIBUTABLE EXCESS DEFERRALS. 401(k)
             Contributions which represent Attributable Excess Deferrals of Highly Compensated Employees, but not non-Highly Compensated Employees, shall be considered for purposes of this Section 7.3.

         7.4 CODE SECTION 401(a)(4) EXCESS MATCH TEST. For each Plan Year a Matching Contribution is made to the Plan, the Plan Administrator shall determine whether any Participant's Matching Contribution exceeds the limitation contained in subsection (a) below for the Plan Year. In the event the limitation is exceeded, the Plan Administrator shall direct the Trustee to forfeit the Excess Matching Contributions and Allocable Earnings thereon pursuant to subsection (b) below.

             (a) CODE 401(a)(4) EXCESS MATCH LIMITATION. A Participant's Corrective Distributions are not more than his Supplemental Employee Contributions, so that none of his Basic Employee Contributions, for which Matching Contributions are allocated, have been distributed to him.

             (b) CORRECTIVE FORFEITURE OF EXCESS MATCHING CONTRIBUTIONS. For each Plan Year the Plan fails to meet the limitation in subsection (a) above, the Plan Administrator shall identify those Participants who were allocated Excess Matching Contributions and shall direct the Trustee to forfeit the Excess Matching Contributions and Allocable Earnings thereon prior to 2 1/2 months after the end of the Plan Year and in any event no later than the close of the following Plan Year (so as to preserve the qualified status of the Plan under Code section 401(a)). Any corrective forfeitures hereunder shall be applied in the manner prescribed by Section 11.9(e) of the Plan (I.E., generally to reduce Employer Contributions).

             (c) EXCESS MATCH RELATED DEFINITIONS. For purposes of this Section, the following terms and phrases shall have the meanings as set forth below. These definitions shall be modified, if applicable and to the extent provided, by the special rules of Sections 7.7 and 7.8.

                 (1) "CORRECTIVE DISTRIBUTIONS" of a Participant shall mean the sum of his corrective distributions of: (A) Attributable Excess Deferrals (under Section 7.2(b)) for the calendar year ending with or within the Plan Year; (B) Excess Amounts consisting of 401(k) Contributions and/or Thrift Contributions (under Section 8.6); and
             (C) Excess Contributions (under Section 7.3(b)) for the Plan Year, in each such case exclusive of Allocable Earnings.

                 (2) "EXCESS MATCHING CONTRIBUTIONS" of a Participant shall mean the amount by which his Matching Contributions for the Plan Year are attributable to Corrective Distributions for the Plan Year which have exceeded his Basic Employee Contributions for the Plan Year.


                                     VII-7

                 (3) "ALLOCABLE EARNINGS" of a Participant shall be equal to the sum of the Subject Plan Year Earnings and, through the Plan Year beginning on January 1, 1993, the Gap Period Earnings.

                 (4) "SUBJECT PLAN YEAR EARNINGS" of a Participant shall be equal to the product of: (A) the Earnings allocated to the Participant's Matching Account for the Plan Year; multiplied by (B) a fraction, with (i) the numerator being the Participant's Excess Matching Contributions for the Plan Year and (ii) the denominator being the sum of (I) the balance of the Participant's Matching Account as of the first day of the Plan Year and (II) the Matching Contributions allocated to the Participant's Matching Account for the Plan Year.

                 (5) "GAP PERIOD EARNINGS" of a Participant shall be equal to the product of: (A) ten percent (10%) of the Subject Plan Year Earnings; multiplied by (B) the number of Gap Period Months prior to the distribution of the Participant's Excess Matching Contributions.

         7.5 CODE SECTION 401(m) ACP TEST. For each Plan Year, the Plan Administrator shall determine whether the Plan meets at least one of the two limitations contained in subsection (a) below for the Plan Year. In the event that neither limitation is met, the Plan Administrator shall direct the Trustee to distribute the Excess Aggregate Contributions and Allocable Earnings thereon pursuant to subsection (b) below.

             (a) CODE SECTION 401(m) ACP TEST LIMITATIONS. The following are the Code section 401(m) ACP Limitations:

                 (1) 1.25 LIMITATION. The Average Contribution Percentage for
             the group of ACP Participants who are Highly Compensated Employees is not more than the Average Contribution Percentage of the group of all other ACP Participants multiplied by 1.25.

                 (2) 2+2 LIMITATION. (A) The excess of the Average Contribution
             Percentage for the group of ACP Participants who are Highly Compensated Employees over the Average Contribution Percentage of the group of all other ACP Participants is not more than two percentage points; and (B) the Average Contribution Percentage for the group of ACP Participants who are Highly Compensated Employees is not more than the Average Contribution Percentage of the group of all other ACP Participants multiplied by two.

             (b) CORRECTIVE DISTRIBUTION/FORFEITURE OF EXCESS AGGREGATE CONTRIBUTIONS. For each Plan Year the Plan fails to meet subsection (a) above, the Plan Administrator shall identify the Participants who are Highly


                                     VII-8

         Compensated Employees with Excess Aggregate Contributions and shall direct the Trustee to take the following steps to correct the Excess Aggregate Contributions:

                 (1) The Trustee shall first distribute the Participant's Excess
             Aggregate Contributions consisting of Thrift Contributions which are Supplemental Employee Contributions and Allocable Earnings thereon.

                 (2) If Excess Aggregate Contributions still remain, the Plan
             Administrator shall direct the Trustee to next distribute the Participant's Excess Aggregate Contributions consisting of Thrift Contributions which are Basic Employee Contributions and Allocable Earnings thereon. The Plan Administrator then shall reapply the
             Section 7.4 Excess Matching Test taking into consideration the distribution of basic Thrift Contributions and then further reapply the Section 7.5 ACP Test taking into consideration any forfeited Excess Matching Contributions (which are disregarded for purposes of the ACP Test).

                 (3) If Excess Aggregate Contributions still remain, the Plan
             Administrator shall direct the Trustee to finally (i) forfeit the non-vested portion of the Excess Aggregate Contributions and Allocable Earnings thereon (with such non-vested portion being determined without regard to any increase in vesting that may occur after the end of the Plan Year) and (ii) distribute the vested portion of the Excess Aggregate Contributions and Allocable Earnings thereon to the applicable Participant.

                 (4) The Trustee shall take such foregoing corrective
             distribution and forfeiture of the Participant's Excess Aggregate Contributions prior to 2 1/2 months after the end of the Plan Year (so as to avoid the employer level 10% excise tax under Code section 4979) and in any event no later than the close of the next following Plan Year (so as to preserve the qualified status of the Plan under Code section 401(m)).

                 (5) Any corrective forfeitures hereunder shall be applied in the manner prescribed by Section 11.9(e) of the Plan (I.E.. generally to reduce Employer Contributions).

                 (6) The Plan Administrator will determine the amount of the
             Excess Aggregate Contributions by starting with the Highly Compensated Employee(s) who has the greatest ACP, reducing his ACP (but not below the next highest ACP), then, if necessary, reducing the ACP of the Highly Compensated Employee(s) at the next highest ACP, including the ACP of the Highly Compensated Employee(s) whose ACP the Plan Administrator already has reduced (but not below the next highest ACP), and continuing


                                     VII-9
             in this manner until the ACP for the Highly Compensated Group satisfies the ACP test.

                 After the Plan Administrator has determined the Excess
             Aggregate Contribution amount, the Trustee, as directed by the Plan Administrator, then will distribute to each Highly Compensated Employee his respective share of the Excess Aggregate Contributions. Effective for Plan Years beginning on and after January 1, 1997, the Plan Administrator will determine the respective share(s) of Excess Aggregate Contributions by starting with the Highly Compensated Employee(s) who has the greatest amount of aggregate contributions, reducing the amount of his aggregate contributions (but not below the next highest amount of the aggregate contributions), then, if necessary, reducing the amount of aggregate contributions of the Highly Compensated Employee(s) at the next highest level of aggregate contributions, including the aggregate contributions of the Highly Compensated Employee(s) whose aggregate contributions the Plan Administrator already has reduced (but not below the next highest level of aggregate contributions), and continuing in this manner until the Trustee has distributed all Excess Aggregate Contributions.

             (c) ACP RELATED DEFINITIONS. For purposes of this Section, the following terms and phrases shall have the meanings as set forth below. These definitions shall be modified, if applicable and to the extent provided, by the special rules of Sections 7.7 and 7.8.

                 (1) "AVERAGE CONTRIBUTION PERCENTAGE" of the group of ACP
             Participants who are Highly Compensated Employees and the group of all other ACP Participants shall mean the average of the Individual Contribution Percentages of each ACP Participant of the respective groups. Effective for Plan Years beginning on and after January 1, 1997, in determining whether the Plan satisfies either of the limitations contained in Section 7.5(a)(1) or (2) above, the Plan Administrator shall use the Average Contribution Percentage of the non-Highly Compensated group for the Plan Year preceding the Plan Year of the calculation, unless the Employer elects (in accordance with applicable Treasury Regulations) to use the current Plan Year's Average Contribution Percentage of the non-Highly Compensated group.

                 (2) "ACP PARTICIPANT" shall mean each Eligible Employee who is:
             (A) a Participant who receives or is eligible to receive (if he made a Basic Employee Contribution to the Plan) a Matching Contribution under the Plan; (B) a Participant who can authorize a Thrift Contribution to the Plan; or (C) if applicable under the Plan, an Eligible Employee who could elect


                                     VII-10
             to become a Participant of the Plan at any time prior to the end of the Plan Year by enrolling in the Plan pursuant to Article III.

                 (3) "EXCESS AGGREGATE CONTRIBUTIONS" shall mean the amount of
             Employer Matching Contributions and Thrift Contributions allocated on behalf of the Highly Compensated Employees which causes the Plan to fail to satisfy the ACP test.

                 (4) "INDIVIDUAL CONTRIBUTION PERCENTAGE" of a Participant shall mean a percentage (rounded to the nearest one-hundredth of a percent, E.G., 2.85%) which is the quotient of. (A) the sum of the ACP Participant' s Matching Contributions and Thrift Contributions allocated to the Participant's respective Accounts within the Plan Year (as determined pursuant to Section 7.8(e)); divided by (B) the Participant's Code section 414(s) Compensation for the Plan Year.

                 (5) "ALLOCABLE EARNINGS" of a Participant shall be equal to the sum of the Subject Plan Earnings and, through the Plan Year beginning on January 1, 1993, the Gap Period Earnings.

                 (6) "SUBJECT PLAN YEAR EARNINGS" of a Participant shall be equal to the product of: (A) the sum of the Earnings allocated to the Participant's Matching Account and Thrift Contribution Account for the Plan Year; multiplied by (B) a fraction, with (i) the numerator being the Participant's Excess Aggregate Contributions for the Plan Year and (ii) the denominator being the sum of (I) the balances of the Participant's Matching Account and Thrift Contribution Account as of the first day of the Plan Year and (II) the Matching Contributions and Thrift Contributions allocated to the Participant's Matching Account and Thrift Contribution Account for the Plan Year.

                 (7) "GAP PERIOD EARNINGS" of a Participant shall be equal to the product of: (A) ten percent (10%) of the Subject Plan Year Earnings; multiplied by (B) the number of Gap Period Months prior to the distribution of the Participant's Excess Aggregate Contributions.

             (d) DISREGARDED CONTRIBUTIONS. For purposes of this Section, the following special rules shall apply:

                 (1) DISTRIBUTED CODE SECTION 415 EXCESS AMOUNTS. Thrift
             Contributions which have been properly distributed to the Participant as an Excess Amount pursuant to Section 8.6 (concerning correction of Code section 415 Excess Amounts) shall not be considered Thrift Contributions for purposes of this Section 7.5.


                                     VII-11

                 (2) DISREGARD FORFEITED EXCESS MATCH. Any Matching
             Contributions which are Excess Matching Contributions forfeited pursuant to the provisions of Section 7.4 (concerning Excess Matching Contributions) shall not be taken into account for purposes of this Section 7.5.

         7.6 CODE SECTION 401(m) MULTIPLE USE TEST. If for any Plan Year Multiple Use of the Alternative Limitation (as defined below) has occurred for the Plan Year, the Plan Administrator shall determine whether the Plan meets the aggregate limitation contained in subsection (a) below for the Plan Year. In the event that the limitation is not met, the Plan Administrator shall direct the Trustee to take the prescribed corrective action pursuant to subsection (b) below.

             (a) CODE SECTION 401(m) MULTIPLE USE/AGGREGATE LIMITATION. The following is the Code section 401(m) Multiple Use/Aggregate Limitation:
         The Multiple Use Percentage for Participants who are Highly Compensated Employees is not more than the greater of the following percentages:

                 (1) 1.25 GREATER/2+2 LESSER. The sum of: (A) 125% of the
             greater of (i) the Average Deferral Percentage of all other Participants or (ii) the Average Contribution Percentage of all other Participants; and (B) two percentage points plus the lesser of (i) the Average Deferral Percentage of all other Participants or
             (ii) the Average Contribution Percentage of all other Participants, in either case up to twice the lesser of such Average Deferral Percentage or such Average Contribution Percentage.

                 (2) 1.25 LESSER/2+2 GREATER. The sum of: (A) 125% of the lesser of (i) the Average Deferral Percentage of all other Participants or
             (ii) the Average Contribution Percentage of all other Participants; and (B) two percentage points plus the greater of (i) the Average Deferral Percentage of all other Participants or (ii) the Average Contribution Percentage of all other Participants, in either case up to twice the greater of such Average Deferral Percentage or such Average Contribution Percentage.

             (b) CORRECTION OF MULTIPLE USE. For each Plan Year the Plan fails to meet the limitation of subsection (a) above, the Plan Administrator shall take either of the following actions:

                 (1) REDUCE ADP AND/OR ACP TO MEET MULTIPLE USE LIMITATION. The
             Plan Administrator, in its discretion, may either or both: (A) reduce the Average Deferral Percentage of the group of Participants who are Highly Compensated Employees, determined after application of Sections 7.2 and 7.3, to the extent necessary to meet the limitation contained in subsection (a); or (B) reduce the Average Contribution Percentage of the


                                     VII-12
             group of Participants who are Highly Compensated Employees, determined after application of Sections 7.4 and 7.5, to the extent necessary to meet the limitation contained in subsection
             (a). Thereafter, the Plan Administrator shall reapply (as applicable): (A) the provisions of Section 7.3 (concerning the Code section 401(k) ADP Test) on the basis of the reduced Average Deferral Percentage and thereby effect whatever distributions of Excess Contributions resulting therefrom; or (B) Section 7.5 (concerning the Code section 401(m) ACP Test) on the basis of the reduced Average Contribution Percentage and thereby effect whatever distributions of Excess Aggregate Contributions resulting therefrom.

                 (2) RECALCULATE ADP OR ACP USING 1.25 LIMITATION. The Plan
             Administrator may, in its discretion, either: (A) reduce the Average Deferral Percentage of the group of Participants who are Highly Compensated Employees, determined after application of Sections 7.2 and 7.3, to the extent necessary to meet the limitation contained in Section 7.3(a) (1) (the 1.25 limitation); or (B) reduce the Average Contribution Percentage of the group of Participants who are Highly Compensated Employees, determined after application of Sections 7.4 and 7.5, to the extent necessary to meet the limitation contained in Section 7.5(a)(1) (the 1.25 limitation). Thereafter, the Plan Administrator shall reapply (as applicable): (A) the provisions of Section 7.3 (concerning the Code section 401(k) ADP Test) on the basis of the reduced Average Deferral Percentage and thereby effect whatever distributions of Excess Contributions resulting therefrom; or (B) Section 7.5 (concerning the Code section 401(m) ACP Test) on the basis of the reduced Average Contribution Percentage and thereby effect whatever distributions of Excess Aggregate Contributions resulting therefrom.

             (c) MULTIPLE USE RELATED DEFINITIONS. For purposes of this Section, the following terms and phrases shall have the meanings as set forth below. These definitions shall be modified, if applicable and to the extent provided, by the special rules of Sections 7.7 and 7.8.

                 (1) "MULTIPLE USE OF THE ALTERNATIVE LIMITATION" shall mean that both: (A) the Average Deferral Percentage, determined after application of Sections 7.2 and 7.3 of the Plan, exceeded the limitation contained in Section 7.3(a)(1) of the Plan (the 1.25 limitation); and (B) the Average Contribution Percentage, determined after application of Sections 7.4 and 7.5 of the Plan, exceeded the limitation contained in Section 7.5(a)(1) of the Plan (the 1.25 limitation); in each case for the group of ADP Participants and ACP Participants who are Highly Compensated Employees.


                                     VII-13

                 (2) "MULTIPLE USE PERCENTAGE" shall mean the sum of: (A) the
             Average Deferral Percentage, determined after application of Sections 7.2 and 7.3 of the Plan; and (B) the Average Contribution Percentage, determined after application of Sections 7.4 and 7.5, in each case of the group of ADP Participants and ACP Participants who are Highly Compensated Employees.

         7.7 SPECIAL SENIOR HCE FAMILY GROUP PARTICIPANT RULES. This Section shall not apply to Plan Years beginning on and after January 1, 1997. For purposes of this Article, a Senior Highly Compensated Employee and each of his Family Members who are Participants of the Plan shall be aggregated and treated as a single Participant who is a Highly Compensated Employee (the "Senior HCE Family Group Participant"). With respect to overlapping family groups, if a Participant is required to be aggregated as a Family Member of more than one Senior HCE Family Group Participant, then all Participants who are Family Members of these Senior HCE Family Group Participants shall be treated as one Senior HCE Family Group Participant.

             (a) SINGLE INDIVIDUAL DEFERRAL AND CONTRIBUTION PERCENTAGES. The Individual Deferral Percentage and the Individual Contribution Percentage of the Senior HCE Family Group Participant shall be determined in the same manner as therein prescribed, except that the applicable Contributions of all persons of the Senior HCE Family Group Participant shall be aggregated and divided by the Family Group Compensation to reach one such Individual Deferral Percentage and one such Individual Contribution Percentage for the Senior HCE Family Group Participant.

             (b) CORRECTIVE DISTRIBUTIONS. In the case of any required corrective distribution to the Senior HCE Family Group Participant, the distribution shall be made in proportion to respective contributions of the individual Participants of the Senior HCE Family Group Participant.

             (c) SENIOR HCE RELATED DEFINITIONS. For purposes of this Section, the following terms and phrases shall have the meanings as set forth below. These definitions shall be modified, if applicable and to the extent provided, by the special rules of Section 7.8.

                 (1) "SENIOR HIGHLY COMPENSATED EMPLOYEE" shall mean a Highly
             Compensated Employee who is: (A) a five percent (5%) owner (as defined for purposes of the definition of Highly Compensated Employee); or (B) a Highly Compensated Employee who is one of the 10 most Highly Compensated Employees (ranked on the basis of his Code section 414(q) Compensation paid by the Employer or Affiliated Company), in either foregoing case during either a Plan Year or a Lookback Year.


                                     VII-14

                 (2) "FAMILY MEMBER" shall mean the Spouse, lineal ascendants and descendants of the Senior Highly Compensated Employee and the spouses of such lineal ascendants and descendants.

                 (3) "FAMILY GROUP COMPENSATION" shall mean the aggregate Code section 414(s) Compensation of all persons of the Senior HCE Family Group Participant, except that the Code section 414(s) Compensation of the Senior Highly Compensated Employee and his Core Family Members who are Participants of the Plan shall be limited to $200,000 or, for Plan Years beginning on and after January 1, 1994, $150,000, or such greater or lesser amount as may be designated by the Secretary of the Treasury for the Plan Year.

                 (4) "CORE FAMILY MEMBER" shall mean the Spouse of the Senior
             Highly Compensated Employee and lineal descendants of the Senior Highly Compensated Employee who have not yet reached their 19th birthday by the end of the Plan Year.

         7.8 SPECIAL RULES. The provisions of this Article VII shall be subject to the following rules (as applicable):

             (a) NONDISCRIMINATION PLAN AGGREGATION. If the Plan satisfies the requirements of Code sections 401(k), 401(a)(4) or 410(b) (other than the average benefit percentage test under Code section 410(b)(2)(A)(ii)) only if aggregated with one or more other plans of an Employer or an Affiliated Company, or if one or more other such plans satisfy the requirements of Code sections 401(k), 401(a)(4) or 410(b) (other than the average benefit percentage test under Code section 410(b)(2)(A)(ii)) only if aggregated with the Plan, then the Average Deferral Percentages and the Average Contribution Percentages shall be calculated as if the Plan and all such plans were a single plan. If the Plan is aggregated with one or more plans for purposes of Code sections 401(k) or 401(m), the aggregated plans must also satisfy Code sections 401(a)(4) and 410(b) as though they were a single plan. Plans may be aggregated in order to satisfy Code sections 401(k) and 401(m) only if they have the same plan year.

             (b) HCE MULTIPLE PLAN PARTICIPATION. If during any Plan Year a Participant who is a Highly Compensated Employee is also a Participant in any other plan or arrangement described in Code sections 401(k) or 401(m) which is maintained by the Employer or an Affiliated Company, then, for purposes of determining the Individual Deferral Percentage and Individual Contribution Percentage of the Participant, the applicable contributions from such other plan shall be treated as made under the Plan for the Plan Year. If the Participant participates in two or more such plans or arrangements that have different Plan Years, all such plans and arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, plans that are not permitted to be aggregated under Treasury Regulation section


                                     VII-15

         1.401(k)-1(b)(3)(ii)(B) or section 1.401(m)-1(b)(3)(ii) (E.G., ESOPs)
         are not aggregated for this purpose.

             (c) SEPARATE TESTING FOR MINIMUM AGE AND SERVICE PARTICIPANTS.
         If for any Plan Year the Plan satisfies Code section 410(b) pursuant to the application of Treasury Regulation section 1.410(b)-6(b)(3) applicable to qualified retirement plans benefiting minimum age and service employees, the Plan shall treat the portion of the Plan benefiting minimum age and service employees as a separate plan from the remainder of the Plan for purposes of applying the ADP Test of
         Section 7.3, the ACP Test of Section 7.5 and the Multiple Use Test of
         Section 7.6, pursuant to the interpretive authority of IRS Announcement 93-105, 1993- 27, IRB 8/16/93, Part V.

             (d) CONTRIBUTION DEADLINE. For purposes of this Article, all Contributions considered under this Article must be made before the last day of the twelve month period immediately following the Plan Year to which the Contributions relate.

             (e) CONSIDERED CONTRIBUTIONS. For purposes of identifying the Contributions considered for any calendar year for the Code section 402(g) limit and for any Plan Year for ADP and ACP nondiscrimination testing under Sections 7.3 and 7.5, (1) the 401(k) Contributions and Thrift Contributions shall be considered allocated to the Participants' respective Accounts effective as of each pay day during the Plan Year, as the date within the Plan Year on which the Participant would have received the Contributions as compensation but for the Participant' s election to defer or contribute to the Plan and (2) the Matching Contributions and Qualified Non-Elective Contributions shall be considered allocated to the Participants' Matching Accounts effective as of the last day of the Plan Year for which the Contributions are being made to the Plan.

             (f) MATCHING CONTRIBUTIONS IN ADP TEST. Chemed may elect to treat all or a portion of the Matching Contributions and/or Thrift Contributions made to the Plan as 401(k) Contributions for purposes of the ADP Test of Section 7.3, provided: (1) such Contributions when made are nonforfeitable and subject to the same distribution restrictions applicable to 401(k) Contributions (without regard to whether such Contributions are actually taken into account under the ADP Test); and
         (2) the ACP Test of Section 7.5 is met before the Matching Contributions and/or Thrift Contributions are used in the ADP Test and continues to be met following the exclusion of those Contributions are used in the ADP Test; and (3) the conditions prescribed in Treasury Regulations section 1.401(k)-1(b)(5), which are incorporated herein by reference, are satisfied.

             (g) 401(k) CONTRIBUTIONS IN ACP TEST. Chemed may elect to include all or a portion of 401(k) Contributions and/or Qualified Non-Elective Contributions (if any) for purposes of passing the ACP Test of Section 7.5, provided: (1) the


                                     VII-16

         ADP Test of Section 7.3 is met before the 401(k) Contributions and/or Qualified Non-Elective Contributions are used in the ACP Test and continues to be met following the exclusion of those Contributions are used to meet the ACP Test; and (2) the applicable requirements of Treasury Regulation section 1.401(m)- 1(b)(5), which are incorporated by reference, are satisfied. The foregoing provision shall not be interpreted to permit such use of 401(k) Contributions in the ACP Test by the Chemed ESOP I or the Chemed ESOP II, except as permitted by applicable Treasury Regulations.

             (h) ALTERNATIVE INCOME DETERMINATION. The Plan Administrator may, instead of the methodology of determining "Allocable Earnings" in this Article, use any reasonable method for computing the income allocable to the Contributions, provided that the method is: (1) nondiscriminatory and is used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year; and (2) actually used by the Plan for allocating income to Accounts.

             (i) CHARGING PLAN ACCOUNTS. The Participant's Attributable Excess Deferrals, Excess Contributions, Excess Matching Contributions and Excess Aggregate Contributions, and Subject Plan Year Earnings thereon, shall be charged against the Participant's applicable Accounts. However, the amounts of a Participant's Gap Period Earnings shall be charged against the Participant's applicable Accounts only to the extent such amounts have been previously credited to these Accounts. If the Participant's Gap Period Earnings have not yet been credited to the Participant's Accounts, the Participant's Gap Period Earnings shall be charged against the Plan's general earnings for the Plan Year which includes the Gap Period Earnings.

             (j) RECORDS. The Employer shall maintain records sufficient to demonstrate satisfaction of the limitations and nondiscrimination tests under this Article and the amount of all Contributions used thereunder.

             (k) TREASURY REGULATIONS. The application of the tests under this Article shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury. For periods prior to the finalization of Treasury Regulations applicable hereunder, Chemed shall be entitled to rely, in lieu of any provision under this Article, on any previous proposed or final such Treasury Regulations as may be permitted under such Treasury Regulations.



                                     VII-17

            ARTICLE VIII - CODE SECTION 415 CONTRIBUTION LIMITATIONS
            --------------------------------------------------------

         8.1 DEFINITIONS. For the purpose of this Article, the following terms and phrases shall have the meanings as set forth therein:

             (a) "ANNUAL ADDITIONS" for a Limitation Year means the sum of the 401(k) Contributions, Thrift Contributions, Company Contributions and forfeitures credited to a Participant's Accounts for the Limitation Year. For purposes hereof, the following rules shall apply:

                 (1) The foregoing Contributions do not fail to be Annual
             Additions merely because they are Attributable Excess Deferrals, Excess Contributions or Excess Aggregate Contributions (as such terms are defined in Article VII) or merely because such Contributions may be corrected through distribution. However, Attributable Excess Deferrals that are distributed in accordance with Section 7.2(b) and Treasury Regulation section 1.402(g)-l(e)(2) and (3) are not Annual Additions.

                 (2) Any Excess Amounts applied under Section 8.6 in the
             Limitation Year will be considered Annual Additions to the Limitation Year so applied.

                 (3) Amounts allocated to an individual medical account, as defined in Code section 415(l)(2), which is part of a pension or annuity plan maintained by the Employer, are treated as Annual Additions to a defined contribution plan.

                 (4) Amounts derived from contributions which are attributable to post-retirement medical benefits (as described in Code section 419A(d)(2)) allocated to the separate account of a Key Employee (as defined in Article IX) under a welfare benefit fund (as defined in Code section 419(e)) maintained by the Employer, are treated as Annual Additions to a defined contribution plan.

                 (5) For purposes of applying the limitations of this Article,
             Annual Additions shall be allocated (or credited) to the Accounts of Participants within the Limitation Year at the time the Annual Additions are considered allocated pursuant to the respective and applicable provisions of Article IV concerning allocation of Plan contributions, and as otherwise consistent with Treasury Regulation section 1.415-6(b)(7) which is incorporated herein by reference.



                                     VIII-1

             (b) "CODE SECTION 415 COMPENSATION" means for any Limitation Year, at the discretion of Chemed, compensation from, the Employer which meets any one of the following definitions:

                 (1) "TRADITIONAL CODE SECTION 415 COMPENSATION" which shall mean the Participant's earned income, wages, salaries and fees for professional services and other amounts received for personal services actually rendered in the course of service with the Employers (including, but not limited to, commissions paid to salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses) actually paid or includable in gross income for the Limitation Year, together with the special amounts of compensation described in Treasury Regulation section 1.415-2(d)(2)(ii)- (vi), actually paid or made available during the Limitation Year, but excluding:
             (A) employer contributions to a plan of deferred compensation which are not included in the Participant's gross income for the taxable year in which contributed or Employer contributions to a simplified employee pension plan to the extent those contributions are deductible by the Participant; (B) any distributions from a plan of deferred compensation (except as permitted by Treasury Regulation section 1.415-2(d)(3)(i)); (C) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; (D) amounts realized from the exercise of a nonqualified stock option or when restricted stock (or property) held by the Participant either becomes freely transferable or is no longer subject to a substantial risk of forfeiture; and (E) amounts which receive special tax benefits (such as premiums for group term life insurance that are not includable in the Participant's gross income) or contributions made by the Employer (whether or not under a salary reduction agreement) toward the purchase of an annuity contract described in Code section 403(b) (whether or not the contributions are excludable from the Participant's gross income).

                 (2) "FIT WITHHOLDING COMPENSATION" which shall mean the
             Participant's wages from the Employers within the meaning of Code section 3401(a), within the meaning of Treasury Regulation section 1.415- 2(d)(11)(ii).

                 (3) "REPORTED FORM W-2 COMPENSATION" which shall mean wages from the Employers within the meaning of Code section 3401(a) and all other payments of compensation to the Participant by his Employer (in the course of the Employer's trade or business) for which the Employer is required to furnish the Participant a written statement under Code sections 6041(d), 6051(a) (3) and 6052, all within the meaning of Treasury Regulation section 1-415-2(d)(11)(i).

                 Notwithstanding the foregoing:


                                     VIII-2

                        (A) the Code section 415 Compensation for a Participant
                  who is totally and permanently disabled (as defined for purposes of Code section 415) is the Code section 415 Compensation the Participant would have received for the Limitation Year if the Participant had been paid at the rate of Code section 415 Compensation paid immediately before becoming totally and permanently disabled. This imputed Code section 415 Compensation for the disabled Participant may be taken into account only if (i) the Participant is not a Highly Compensated Employee and (ii) Employer contributions made on behalf of the' Participant are fully vested and nonforfeitable when made.

                        (B) For Plan Years beginning on and after January 1,
                  1998, Code section 415 Compensation shall include the
                  Participant's: (i) elective deferrals (as defined in Code section 402(g)(3)) excludable from the Participant's gross income under a plan maintained by an Employer or Affiliated Company; and (ii) elective contributions excludable from the Participant's gross income by reason of Code Section 125 or 457 under a plan maintained by an Employer or Affiliated Company.

             (c) "COMPANY CONTRIBUTIONS" means the Employer Contributions and the Qualified Non-Elective Contributions under Article VII.

             (d) "DEFINED BENEFIT PLAN FRACTION" means a fraction, with: (1) the numerator being the Participant's Projected Annual Benefit (determined as of the close of the Limitation Year in question) under the defined benefit plans (whether or not terminated) maintained by the Employer; and (2) the denominator being the lesser of (A) 125% of the dollar limitation in effect under Code sections 415(b)(1)(A) and 415(d) for the Limitation Year or (B) 140% of the Participant's Highest Average Code section 415 Compensation, including any adjustments made under Code section 415(b), for such Limitation Year.

             Notwithstanding the foregoing, if the Participant participated, as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, then the denominator of the Fraction will not be less than the product of 1.25 multiplied by the sum of the Projected Annual Benefit the Participant accrued as of the end of the last Limitation Year of the plans beginning before January 1, 1987, disregarding any changes in the terms or conditions of the plans after May 5, 1986. The preceding sentence applies only if each defined benefit plan, and all defined benefit plans in the aggregate, satisfied the requirements of Code section 415 as of the last day of the Limitation Year of each defined benefit plan that began in 1982.


                                     VIII-3

             (e) "DEFINED CONTRIBUTION PLAN FRACTION" means a fraction, with:
         (1) the numerator being the sum of the Annual Additions to the Participant's accounts in all defined contribution plans (whether or not terminated) maintained by the Employer for the Limitation Year in question and for all prior Limitation Years, including the Annual Additions attributable to the Participant's nondeductible employee contributions to all defined benefit plans (whether or not terminated) maintained by the Employer, and Annual Additions attributable to all welfare benefit funds, as defined in Code section 419(e), and individual medical accounts, as defined in Code section 415(1)(2), maintained by the Employer; and (2) the denominator being the sum of the lesser of the following amounts determined for the Limitation Year in question and for each prior Year of Service with the Employer (regardless of whether the Employer maintained a defined contribution plan): (A) 125% of the dollar limitation in effect under Code section 415(c)(1)(A) for the Limitation Year; or (B) 140% of the Participant's Code section 415 Compensation for the Limitation Year. The determination of a Participant's Defined Contribution Fraction shall also be subject to the following rules:

                 (1) If the Participant participated as of the end of the first day of the first Limitation Year beginning after December 31, 1986 in one or more defined contribution plans maintained by the Employer which were in existence on May 6, 1986, the numerator of this Fraction will be adjusted if the sum of this Fraction and the Defined Benefit Plan Fraction would otherwise exceed 1.0. An amount equal to the product of (i) the excess of the sum of those Fractions over 1.0, multiplied by (ii) the denominator of this Fraction, will be permanently subtracted from the numerator of this Fraction. This adjustment shall be calculated by using the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the plans made after May 5, 1986, but using the Section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987.

                 (2) For the purpose of determining the Defined Contribution
             Plan Fraction for any Limitation Year ending after December 31, 1982, the Plan Administrator may elect, under Code section 415, that the denominator for each Participant for all Limitation Years ending before January 1, 1983 shall be equal to the product of: (A) the Defined Contribution Plan Fraction denominator which would apply for the last Limitation Year ending in 1982 if an election hereunder were not made; multiplied by (B) a fraction, with (i) the numerator being the lesser of (1) $51,875 or (II) 1.04 times 25% of the Participant's Code section 415 Compensation for the Limitation Year ending in 1981 and (ii) the denominator being the lesser of
             (I) $41,500 or (II) 25% of the Participant's Code section 415 Compensation for the Limitation Year ending in 1981.



                                     VIII-4

             This election applies only if the plan administrators of all defined contribution plans maintained by the Employer also elect to use this modified Defined Contribution Plan Fraction.

                 (3) If the Plan satisfied the applicable requirements of Code section 415 for all Limitation Years beginning before January 1, 1987, an amount shall be subtracted from the numerator of the Defined Contribution Plan Fraction (not exceeding such numerator) as prescribed by the Secretary of the Treasury so that the sum of the Defined Benefit Plan Fraction and Defined Contribution Plan Fraction does not exceed 1.0 for such Limitation Year.

             (f) "EMPLOYER" means: (1) the Employers; (2) any Affiliated Company, and (3) any other entity which would become an Affiliated Company if, for purposes of applying Code sections 414(b) and 414(c), the phrase "more than 50 percent" is substituted for the phrase "at least 80%" each place it appears in Code section 1563(a)(1) (applicable to parent subsidiary controlled groups).

             (g) "EXCESS AMOUNTS" means the excess of the Participant's Annual Additions for the limitation Year over the Participant's Maximum Permissible Amount.

             (h) "HIGHEST AVERAGE CODE SECTION 415 COMPENSATION" means the average Code section 415 Compensation for the three consecutive Years of Service with the Employer that produces the highest average. For this purpose, a Year of Service with the Employer is the 12-consecutive-month period used to measure Code section 415 Compensation designated in the Plan.

             (i) "LIMITATION YEAR" means the Plan Year. All qualified plans maintained by the Employer must use the same Limitation Year. If the Limitation Year is changed, the new Limitation Year must begin on a date within the Limitation Year in which the change is made.

             (j) "MAXIMUM PERMISSIBLE AMOUNT" means the lesser of: (1) $30,000 (or, effective for Plan Years beginning on and after January 1, 1995, such greater amount pursuant to adjustments under Code section 415(d)); or (2) 25% of the Participant's Code section 415 Compensation for the Limitation Year. The determination of a Participant's Maximum Permissible Amount shall be subject to the following provisions (as applicable):

                 (1) If a short Limitation Year is created because of a change in the Limitation Year, the Maximum Permissible Amount will not exceed the $30,000 dollar amount set forth in clause (1) above multiplied by a fraction, with: (A) the numerator being the number of months in the short Limitation Year; and (B) the denominator being 12.


                                     VIII-5

                 (2) In computing the Maximum Permissible Amount for a
             Participant, the Code section 415 Compensation limitation of clause
             (2) above shall not apply to: (A) any contribution for medical benefits (within the meaning of Code section 419A(f)(2)) after separation from service which is otherwise treated as an Annual Addition; or. (B) any amount representing a contribution to an individual medical benefit account which is otherwise treated as an Annual Addition under Code section 415(l)(1).

             (k) "NET GAIN AND NET LOSS" means the increases and decreases respectively in the value of the Accounts and each Investment Fund between Valuation Dates, as defined in Article VI and as otherwise provided in regulations prescribed by the Secretary of the Treasury.

             (l) "PERMITTED EXCESS AMOUNT REASON" means that the Excess Amount is attributable to: (1) the allocation of forfeitures; (2) a reasonable error in estimating a Participant's Compensation or his Code section 415 Compensation; (3) a reasonable error in determining the amount of a Participant's 401(k) Contributions or other elective deferrals (within the meaning of Code section 402(g)(3)) that may be made with respect to any Participant under the Code section 415 limits of this Article VIII; or (4) under other limited facts and circumstances which the Secretary of the Treasury finds justify the availability of the rules set forth in this Article VIII with respect to Excess Amounts attributable to a Permitted Excess Amount Reason.

             (m) "PROJECTED ANNUAL BENEFIT" means the annual retirement benefit (adjusted to an actuarial equivalent straight life annuity if the benefit is expressed in a form other than a straight life annuity or a qualified joint and survivor annuity) to which the Participant would be entitled under the terms of the defined benefit plan (whether or not terminated) on the assumptions that he continues his service until his normal retirement date under the plan (or current age, if later), and that his aggregate compensation continues at the same rate as is in effect for the current Limitation Year and all other relevant factors used to determine benefits under the defined benefit plan remain constant for all future Limitation Years.

             (n) "QUALIFIED BENEFIT PLAN" means a qualified retirement plan under Code section 401(a), a welfare benefit fund as defined under Code section 419(e) or an individual medical account as defined in Code section 415(e)(2) which provided an Annual Addition.

         8.2 LIMITATION IF A PARTICIPANT DOES NOT PARTICIPATE IN ANY OTHER PLAN.

             (a) LIMITATION. If a Participant does not participate in, and has never participated in, another Qualified Benefit Plan maintained by the Employer, the amount of the Annual Additions which may be allocated to the Participant's


                                     VIII-6

         Accounts for any Limitation Year shall not exceed the Maximum Permissible Amount or any other limitation contained in the Plan. If the Plan contributions that would otherwise be credited or allocated to the Participant's Accounts would cause the Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, then, in an uniform and nondiscriminatory manner and consistent with Section 4.6(c), the amount contributed or allocated shall be reduced so that the Annual Additions for the Limitation Year will equal the Maximum Permissible Amount.

             (b) CORRECTION OF EXCESS AMOUNTS. Otherwise, if there is an Excess Amount, and such Excess Amount exists as a result of a Permitted Excess Amount Reason, the Excess Amount shall be disposed in the manner prescribed in Section 8.6 of the Plan.

         8.3 LIMITATION IF A PARTICIPANT PARTICIPATES IN ANOTHER DEFINED CONTRIBUTION PLAN.

             (a) LIMITATION. This Section shall apply if, in addition to the Plan, the Participant participates during any Limitation Year in another Qualified Benefit Plan (other than a defined benefit pension or annuity plan) maintained by the Employer. The Annual Additions which may be allocated to a Participant' s Account under this Plan and such other Qualified Benefit Plan for the Limitation Year shall not exceed the Maximum Permissible Amount. If the Annual Additions with respect to the Participant under the Plan and under such other Qualified Benefit Plan that would otherwise be allocated to the Participant would cause the Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, then the amount contributed or allocated under this Plan and such other Plan shall be reduced so that the Annual Additions under all the Plans for the Limitation Year will equal the Maximum Permissible Amount, all in the following manner (and in the order specified):

                 (1) ESOP ALLOCATION. If the Participant participates in the
             Chemed Corporation Employee Stock Ownership Plan-I, the Chemed Corporation Employee Stock Ownership Plan-II, or any other employee stock ownership plan described in Code section 4975(e)(7), then the amount which would be allocated to the Participant under each such individual ESOP Plan will be reduced as necessary for each such ESOP Plan to comply with the special 1/3 rule of Code section 415(c)(6) (under which Participants who are Highly Compensated Employees are allocated with no more than 1/3 of employer contributions), with the foregoing reduction being applied in a uniform and nondiscriminatory manner among all Participants who are Highly Compensated Employees of each such ESOP Plan.


                                     VIII-7

                 (2) EMPLOYEE CONTRIBUTIONS. If after application of paragraph
             (1) the Annual Additions under all the Plans still exceed the Maximum Permissible Amount for a Participant, and if the Participant participates in this Plan or another qualified participant savings plan under Code section 401(a) or 401(k), then the amount which would be contributed by the Participant which represents Employee Contributions will be reduced under this Plan or such other plan (at the election of the Employer) in the same manner as provided in Section 8.6(b) of the Plan (relating to the return of Employee Contributions). A Participant shall not receive an Employer Contribution with respect to any Employee Contribution reduced hereunder.

                 (3) PROFIT SHARING CONTRIBUTIONS. If after application of
             paragraph (2) the Annual Additions under all the Plans still exceed the Maximum Permissible Amount for a Participant, and if the Participant participates in this Plan or another qualified individual account balance plan under Code section 401(a) or 401(k), then the amount which would be contributed or allocated to the Participant which represents profit sharing contributions will be reduced to the extent necessary under this Plan or such other plan (at the election of the Employer).

                 (4) EMPLOYER CONTRIBUTIONS. If after application of paragraph
             (3) the Annual Additions under all the Plans still exceed the Maximum Permissible Amount for a Participant, and if the Participant participates in this Plan or another qualified individual account balance plan under Code section 401(a) or 401(k), then the amount which would be contributed or allocated to the Participant under this Plan which represents Employer Contributions will be reduced to the extent necessary under this Plan or such other plan (at the election of the Employer).

             (b) ORDER OF TIME FOR EXCESS ANNUAL ADDITIONS. If a Participant's Annual Addition under the Plan and such other Qualified Benefit Plans would result in an Excess Amount for a Limitation Year, the Excess Amount will be deemed to consist of the Annual Additions last allocated, except that Annual Additions attributable to a Qualified Benefit Plan which is a welfare benefit fund or individual medical account will be deemed to have been allocated first regardless of the actual allocation date.

             (c) ALLOCATION OF EXCESS ANNUAL ADDITIONS AMONG PLANS. Subject to
         Section 8.6, if an Excess Amount was allocated to a Participant's Accounts on an allocation date of this Plan which coincides with an allocation date of another plan, the Excess Amount attributed to the Plan will be the product of: (1) the total Excess Amounts allocated as of that date; multiplied by (2) the ratio of (A) the Annual Additions allocated to the


                                     VIII-8

         Participant's Accounts for the Limitation Year as of that date under the Plan, to (B) the total Annual Additions allocated to the Participant's Accounts for the Limitation Year as of that date under this and all the other qualified defined contribution plans.

             (d) CORRECTION OF EXCESS AMOUNTS. Otherwise, if there is an Excess Amount which is attributable to the Plan, and such Excess Amount is the result of a Permitted Excess Amount Reason, the Excess Amount shall be disposed in the manner prescribed in Section 8.6 of the Plan.

         8.4 LIMITATION IF THE PARTICIPANT PARTICIPATES IN A DEFINED BENEFIT
             PLAN.

             (a) LIMITATION. If a Participant also participates in any Qualified Benefit Plan which is a defined benefit plan maintained by the Employer, then the sum of the Defined Contribution Plan Fraction and the Defined Benefit Plan Fraction for any Limitation Year shall not exceed 1.0. If the sum of Plan contributions that would otherwise be credited to the Participant's Accounts would cause the Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, then, in an uniform and nondiscriminatory manner and consistent with Section 4.6(c), the amount contributed or allocated will be reduced so that the Annual Addition for the Limitation Year will equal the Maximum Permissible Amount.

             (b) CORRECTION OF EXCESS AMOUNTS. Otherwise, if there is an Excess Amount, and such Excess Amount exists as a result of a Permitted Excess Amount Reason, the Excess Amount shall be disposed in the manner prescribed in Section 8.6 of the Plan.

             (c) COMBINES DB/DC 1.0 LIMITATION. If in any Limitation Year, after application of paragraphs (a) and (b) above, the sum of a Participant's Defined Contribution Plan Fraction and Defined Benefit Plan Fraction would exceed 1.0, then the Participant's 401(k) Contributions and Thrift Contributions shall be returned pursuant to Section 8.6 so that the sum of the Participant's Defined Contribution Plan Fraction and the Defined Benefit Plan Fraction will not exceed 1.0. If the sum of the Participant' s Defined Contribution Plan Fraction and Defined Benefit Plan Fraction exceeds 1.0 after the return described in the preceding sentence, then the rate of accrual of benefits under the defined benefit plan will be reduced so that the sum of the Participant's Defined Contribution Plan Fraction and Defined Benefit Plan Fraction will not exceed 1.0.

         8.5 REQUIRED AGGREGATION OF PLANS. Consistent with Sections 8.2, 8.3 and 8.4 for purposes of applying the limitations of this Article, and except as otherwise provided in Treasury Regulations sections 1.415-8(d)(2) and 1.415-7(h)(2) (relating to Code section 403(b) annuity contracts), all defined benefit plans (whether or nor terminated) of an Employer are to be treated as one


                                     VIII-9
defined benefit plan and all defined contribution plans (whether or not terminated) of an Employer are to be treated as one defined contribution plan. For purposes hereof and wherever used in this Article VIII, the term "defined contribution plan" or "defined benefit plan" means a defined contribution plan (within the meaning of Code section 414(i)) or a defined benefit plan (within the meaning of Code section 414(j)), whichever applies, which is (a) a plan described in Code section 401(a) which includes a trust which is exempt from tax under Code section 501(a), (b) an annuity plan described in Code section 403(a),
(c) an annuity contract described in Code section 403(b), (d) an individual retirement account described in Code section 408(a), (e) an individual retirement annuity described in Code section 408(b) or (f) a simplified employee pension described in Code section 408(k).

         8.6 DISPOSITION OF EXCESS AMOUNTS. If for any Limitation Year there is an Excess Amount with respect to the Participant under the Plan, or an Excess Amount with respect to the Participant under this Plan and under another Qualified Benefit Plan, then the Excess Amount under this Plan and such other Plan shall be disposed of in the following manner (and in the order specified):

             (a) ESOP ALLOCATION. If the Participant participates in the Chemed Corporation Employee Stock Ownership Plan-I, the Chemed Corporation Employee Stock Ownership Plan-II, or any other employee stock ownership plan described in Code section 4975 (e)(7), then the portion of the Excess Amount of the Participant which represents the amount allocated to the Participant which exceeds the special 1/3 rule of Code section 415(c)(6) (under which Participants who are Highly Compensated Employees are allocated with no more than 1/3 of employer contributions) for each such ESOP Plan will be reallocated for the same Limitation Year in a uniform and nondiscriminatory manner among all other Participants of such ESOP Plan who are non-highly Compensated Employees.

             (b) EMPLOYEE CONTRIBUTIONS. If after application of subsection (a) an Excess Amount still exists for a Participant, and if the Participant participates in this Plan or another qualified participant savings plan under Code section 401(a) or 401(k), then the portion of the Excess Amount of the Participant which represents Employee Contributions will be returned to the Participant (from this Plan or such other plan at the election of the Employer) in the following manner (and in the order specified):

                 (1) RETURN SUPPLEMENTAL EMPLOYEE CONTRIBUTIONS TO THRIFT
             CONTRIBUTION ACCOUNT. If, after reallocating Employer Contributions, an Excess Amount still exists, any Supplemental Employee Contributions made by the Participant to his Thrift Contribution Account that cause the Excess Amount shall be returned to the Participant.

                 (2) RETURN SUPPLEMENTAL EMPLOYEE CONTRIBUTIONS TO 401(k)
             CONTRIBUTION ACCOUNT. If, after returning the Supplemental Employee Contributions to a Thrift Contribution Account, an Excess Amount still


                                    VIII-10
             exists, the Excess Amount consisting of Supplemental Employee Contributions to the 401(k) Contribution Account shall be returned to the Participant.

                 (3) RETURN BASIC EMPLOYEE CONTRIBUTIONS TO THRIFT CONTRIBUTION
             ACCOUNT. If, after returning the Supplemental Employee Contributions to a 401(k) Contribution Account, an Excess Amount still exists, the Excess Amount consisting of Basic Employee Contributions to a Thrift Contribution Account necessary to eliminate the Excess Amount shall be returned to the Participant.

                 (4) RETURN BASIC EMPLOYEE CONTRIBUTIONS TO 401(k) CONTRIBUTION
             ACCOUNT. If, after returning the Basic Employee Contributions to a Thrift Contribution Account, an Excess Amount still exists, the Excess Amount consisting of Basic Employee Contributions to a 401(k) Contribution Account necessary to eliminate the Excess Amount shall be returned to the Participant.

                 Such returned Employee Contributions shall include gains
             attributable to the Employee Contributions, but no losses thereon. The return of the foregoing Employee Contributions shall comply with the procedures of Rev. Proc. 92-93, 1992-2 C.B. 505 or any subsequent applicable guidance issued by the Secretary of the Treasury. Any forfeited Employer Contributions (as matching contributions) arising from the return of Employee Contributions hereunder (as so forfeited under Section 7.4 of the Plan) shall reduce the Participant's Excess Amounts to be corrected hereunder.

             (c) NONELECTIVE EMPLOYER CONTRIBUTIONS. If after application of subsection (b) an Excess Amount still exists for a Participant, and if the Participant participates in this Plan or another qualified individual account balance plan under Code section 401(a) or 401(k), then the portion of the Excess Amount of the Participant which represents Nonelective Employer Contributions under this Plan or such other plan (at the election of the Employer) will be held unallocated in a suspense account until the next Limitation Year in which Nonelective Employer Contributions could be allocated among Participants' Nonelective Employer Contribution accounts. The Plan Administrator in its sole discretion may then treat the excess according to either one of the following provisions:

                 (1) The Excess Amount attributable to the affected Participant will be used to reduce Nonelective Employer Contributions allocated to his Nonelective Employer Contributions Account for that Limitation Year (and succeeding Limitation Years, as is necessary). If the Participant is not eligible to receive an allocation of Nonelective Employer Contributions as


                                    VIII-11
             of the last day of the Limitation Year in which the excess occurs, then the excess will be allocated as of the last day of the Limitation Year among the Nonelective Employer Contribution accounts of all of the remaining Participants who are otherwise eligible to receive an allocation of Nonelective Employer Contributions. The excess shall reduce Nonelective Employer Contributions on behalf of all of those remaining Participants for that Limitation Year (and succeeding Limitation Years, if necessary).

                 (2) The Excess Amount attributable to the affected Participant will be allocated as of the last day of the Limitation Year among the Nonelective Employer Contribution Accounts of all of the remaining Participants who are otherwise eligible to receive an allocation of Nonelective Employer Contributions. The excess shall reduce Employer Contributions on behalf of all of those remaining Participants for that Limitation Year (and succeeding Limitation Years, if necessary).

         8.7 LIMITATION ON SUBSEQUENT EMPLOYER CONTRIBUTIONS. Notwithstanding any other provision of this Article, if a suspense account was in existence on the first day of a Limitation Year as a result of the application of this Article, all amounts in the suspense account must be allocated among the Accounts of Participants in the manner prescribed in this Article before any Employer Contributions, 401(k) Contributions or Thrift Contributions which would constitute Annual Additions may be made for that Limitation Year.



                                    VIII-12

               ARTICLE IX - CODE SECTION 416 TOP-HEAVY PROVISIONS
               --------------------------------------------------

         9.1 DEFINITIONS. For the purpose of this Article, the following terms and phrases shall have the meanings as set forth therein:

             (a) "AGGREGATE COMPENSATION" means Code section 415 Compensation as defined in Article VIII.

             (b) "COLLECTIVE BARGAINING AGREEMENT" means an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and one or more Employers if there is evidence that retirement benefits were the subject of good faith bargaining between the employee representatives and the Employer.

             (c) "DETERMINATION DATE" means: (1) for any Plan Year after the first Plan Year of the Plan, the last day of the preceding Plan Year; and (2) for the first Plan Year of the Plan, the last day of that Plan Year.

             (d) "EMPLOYER" means the Employer and each Affiliated Company.

             (e) "EMPLOYER CONTRIBUTIONS" means the sum of the 401(k) Contributions, Employer Contributions and Company Qualified Non-Elective Contributions.

             (f) "KEY EMPLOYEE" means any Employee or former Employee (and his Beneficiaries) who at any time during the Plan Year which contains the Determination Date and any of the four preceding Plan Years is or was:
         (1) an officer of the Employer having annual Aggregate Compensation greater than 50% of the defined benefit dollar limitation in effect for the Plan Year under Code section 415(b)(1)(A); (2) one of the ten Employees having annual Aggregate Compensation greater than the dollar limitation in effect under Code section 415(c)(1)(A) owning (or considered as owning under Section 318 of Code) the largest interests in the Employer; (3) a five percent owner of the Employer; or (4) a one percent owner of the Employer having an annual Aggregate Compensation of more than $150,000. The determination of who is a Key Employee shall be made in accordance with Code section 416(i)(1) and the regulations thereunder. For the purposes of computing an individual's ownership interest in the Employer under paragraphs (2), (3) and (4), the aggregation rules of Code sections 414(b), (c) and (m) shall be disregarded.

             (g) "PERMISSIVE AGGREGATION GROUP" means a group of plans which includes: (1) all plans in the Required Aggregation Group; and (2) any other plan or plans maintained by the Employer which the Employer elects to aggregate and which, when considered with the Required Aggregation Group, would continue to satisfy the requirements of Code sections 401(a)(4) and 410.

             (h) "REQUIRED AGGREGATION GROUP" means a group of plans which includes: (1) each plan of the Employer which is qualified under Code section 401(a) and in which at least one Key Employee participates (including any plan terminated during the five-year period ending on the Determination Date); and (2) any other qualified plan of the Employer which enables a plan described in paragraph (1) to meet the requirements of Code sections 401(a)(4) or 410.

             (i) "SUPER TOP-HEAVY PLAN" means the Plan for any Plan Year that it is described in Section 9.2(b).

             (j) "TOP-HEAVY PLAN" means the Plan for any Plan Year that it is described in Section 9.2(a).

             (k) "TOP-HEAVY RATIO" means a fraction, with: (1) the numerator being the sum of (A) the account balances under the Plan and any aggregated defined contribution plans (including any simplified employee pension plan) of all Key Employees and (B) the present value of accrued benefits under the aggregated defined benefit plans for all Key Employees; and (2) the denominator being the sum of (A) the account balances under the defined contribution plans for all Participants and
         (B) the present value of accrued benefits under the defined benefit plans for all Participants. The determination of the Plan's Top-Heavy Ratio shall be subject to the following rules:

                 (1) Both the numerator and the denominator of the Top-Heavy
             Ratio shall be adjusted for any distribution of any account balance or any accrued benefit made in the five-year period ending on the Determination Date, including distributions under a terminated plan which, if it had not been terminated, would have been in the Required Aggregation Group.

                 (2) The value of the account balances and, except as provided in Code section 416 for the first and second years of a defined benefit plan, the present value of accrued benefits shall be determined as of the most recent Valuation Date that falls within or ends with the 12-month period ending on the Determination Date.

                 (3) The account balances and accrued benefits of an individual who is not a Key Employee but who was a Key Employee in a prior Plan Year shall be disregarded.

                 (4) The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account, will be made in accordance with Code section 416 and regulations thereunder.

                 (5) Qualified Voluntary Employee Contributions (as defined in
             Code section 219(e)) will not be taken into account for purposes of computing the Top-Heavy Ratio.

                 (6) When aggregating plans, the value of the account balances and accrued benefits will be calculated with reference to the determination dates that fall within the same calendar year.

                 (7) The present value of accrued benefits shall be computed as if the Employee voluntarily terminated service as of the Valuation Date. The present value shall be computed using the interest and post-retirement mortality assumptions last used by the actuary of the defined benefit plan to determine whether the defined benefit plan was a Top- Heavy Plan. Assumptions as to future withdrawal or future salary increases may not be used. Except in the case where the defined benefit plan provides for a non-proportional subsidy, the present value shall reflect a benefit payable commencing at normal retirement age (or attained age, if later). Where the plan provides for a non-proportional subsidy, the benefit shall be assumed to commence at the age at which the benefit is most valuable. If two or more defined benefit plans are included in the Required Aggregation Group or Permissive Aggregation Group, all such plans shall use the same actuarial assumptions to determine present value.

                 (8) The account balances and accrued benefits of any individual who has not performed any services for any Employer maintaining the plan at any time during the 5-year period ending on the Determination Date shall be disregarded.

                 (9) If the Employer or an Affiliated Company maintains, in addition to this Plan, a defined benefit plan or target benefit plan in which one or more Key Employees participate, or any other plan on which such a defined or target benefit plan depends to meet coverage and nondiscrimination requirements, then the accrued benefit of any Employee other than a Key Employee shall be determined under (i) the method, if any, that uniformly applies for accrual purposes under all plans maintained by an Employer or Affiliated Company, or (ii) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of Code section 411(b)(1)( C).

                 (l) "VALUATION DATE" means the last day of the Plan Year.

         9.2 TOP-HEAVY AND SUPER TOP-HEAVY STATUS. For any Plan Year, the Plan will be a Top-Heavy Plan or a Super Top-Heavy Plan determined as follows:

             (a) TOP-HEAVY PLAN. For any Plan Year the Plan will be a "Top-Heavy Plan" if any of the following conditions exist: (1) the Plan is not part of a Required Aggregation Group or Permissive Aggregation Group and the Top-Heavy Ratio for the Plan exceeds 60%; (2) the Plan is part of a Required Aggregation Group but not part of a Permissive Aggregation Group and the Top-Heavy Ratio for the Required Aggregation Group exceeds 60%; or (3) the Plan is part of a Required Aggregation Group and part of a Permissive Aggregation Group and the Top- Heavy Ratio for the Permissive Aggregation Group exceeds 60%.

             (b) SUPER TOP-HEAVY PLAN. For any Plan Year the Plan will be a "Super Top-Heavy Plan" if any of the following conditions exist: (1) the Plan is not part of a Required Aggregation Group or Permissive Aggregation Group and the Top-Heavy Ratio for the Plan exceeds 90%; (2) the Plan is part of a Required Aggregation Group but not part of a Permissive Aggregation Group and the Top- Heavy Ratio for the Required Aggregation Group exceeds 90%; or (3) the Plan is part of a Required Aggregation Group and part of a Permissive Aggregation Group and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds 90%.

         9.3 MINIMUM CONTRIBUTION. The Employer Contributions and forfeitures allocated on behalf of any Participant who is not a Key Employee shall not be less than the lesser of: (i) three percent (3%) of the Participant's Aggregate Compensation; or (ii) in the case where the Employer has no defined benefit plan which designates the Plan to satisfy Code section 401, the largest percentage of Employer Contributions and forfeitures, as a percentage of the Key Employee's Code section 415 Compensation (as defined in Article VIII), allocated on behalf of any Key Employee for that Plan Year. This minimum allocation shall be determined without regard to any Social Security contribution. This minimum allocation shall be made even though, under other Plan provisions, the Participant would not otherwise be entitled to receive an allocation, or would have received a smaller allocation, in the Plan Year because of the Participant's failure to: (i) complete any service; (ii) make any mandatory contributions, or 401(k) Contributions or Thrift Contributions, to the Plan; or
(iii) earn sufficient compensation otherwise required to receive an allocation.

             (a) OFFSET OTHER CONTRIBUTIONS. If the Employer Contributions and allocations otherwise provided by the Plan (other than (i) 401(k) Contributions and (ii) Matching Contributions used for purposes of the Code section 401(m) ACP Test under Article VII) are at least equal to the minimum allocation required under the foregoing provisions of this
         Section 9.3, then no additional Minimum allocation will be made for Participants otherwise described in this Section 9.3 in this Plan or in any other defined contribution plan maintained by the Employer in which they participate. If such Employer Contributions and allocations otherwise provided by the Plan are less than the minimum required allocation, then: (i) the minimum required allocation will be made in the Plan for Participants who do not participate in any other defined contribution plan maintained by the Employer;

         and (ii) for Participants who also participate in any other defined contribution plan maintained by the Employer, the aggregate Employer Contributions and allocations otherwise provided by the Plan and the other defined contribution plans will be increased so that they are equal in the aggregate to the minimum required allocation under this
         Section 9.3.

             (b) DEFINED BENEFIT PLAN PARTICIPATION. If a Participant who is otherwise entitled to a minimum required allocation under this Section
         9.3 also participates in a defined benefit plan maintained by the Employer that is a Top-Heavy Plan during that Plan Year, then the minimum benefits and minimum allocations that would otherwise be required in each Plan will not be duplicated. The minimum required allocation will not be required if the defined benefit plan provides an annual benefit for the Participant in the form of (or the actuarial equivalent of) a single life annuity equal to the lesser of. (1) the product of (A) two percent of the Participant's average compensation for the five consecutive years in which the Participant had the highest Aggregate Compensation and (B) his Years of Service during which the plan was a Top-Heavy Plan; or (2) 20% of that average compensation.

             (c) ADDITIONAL RULES. This Section 9.3 shall not apply to any Participant who was not employed by the Employer on the last day of the Plan Year. This Section 9.3 shall not apply to any Employee included in a unit of employees covered by a Collective Bargaining Agreement.

         9.4 MINIMUM VESTING. If the Plan becomes a Top-Heavy Plan or a Super Top-Heavy Plan, the following minimum vesting schedule shall automatically apply to the Plan:

                  YEARS OF SERVICE                              PERCENTAGE
                  ----------------                              ----------

                  Less than 2                                          0%
                  2 years                                             20%
                  3 years                                             40%
                  4 years                                             60%
                  5 years                                             80%
                  6 years                                            100%

The minimum vesting schedule applies to all benefits within the meaning of Code section 411(a)(7), including benefits accrued before the effective date of Code section 416 and benefits accrued before the Plan became a Top-Heavy Plan. No reduction in vested benefits may occur in the event the Plan ceases to be a Top-Heavy Plan for any Year. This Section 9.4 shall not apply to: (i) the Account balances of any Employee who does not have an Hour of Service after the Plan initially becomes a Top-Heavy Plan; this Employee's vested portion of his Account will be determined without regard to this Section 9.4; or (ii) an Employee who is included in a unit of employees covered by a Collective Bargaining Agreement.

         9.5 MODIFICATION OF CODE SECTION 415 LIMITS. If Section 8.4 applies for any Plan Year (concerning a Participant's participation in a defined benefit plan) for which the Plan is a Top-Heavy Plan or Super Top-Heavy Plan, then the limitations on contributions and benefits described in Article VIII shall be modified as follows: (a) The definitions of Defined Contribution Plan Fraction and Defined Benefit Plan Fraction in Article VIII are changed by substituting "100%" for "125%"; and (b) the definition of the numerator of the Defined Contribution Fraction set forth in Article VIII is changed by substituting "$41,500" for "$51,875". Notwithstanding the foregoing, if, but for this sentence, the foregoing provisions would begin to apply, the application of the foregoing provisions of this Section will be suspended with respect to any Participant so long as there are no: (i) Plan contributions or forfeitures allocated to the Participant's Accounts; or (ii) accruals for the Participant under the defined benefit plan.

                        ARTICLE X - LOANS AND WITHDRAWALS
                        ---------------------------------


         10.1 WITHDRAWALS FROM THRIFT CONTRIBUTION ACCOUNTS. In accordance with procedures established by the Plan Administrator, a Participant or Inactive Participant may apply to the Plan Administrator for a withdrawal of amounts from his Thrift Contribution Account at any time. For purposes of Plan administration only, but not necessarily for determining a Participant's taxable income resulting from Plan withdrawals, withdrawals from a Thrift Contribution Account shall be made in the following manner:

              (a) First, all or any part of a Participant's Supplemental Employee Contributions credited to his Thrift Contribution Account shall be withdrawn;

              (b) Next, all or any part of the earnings attributable to his Supplemental Employee Contributions to his Thrift Contribution Account shall be withdrawn;

              (c) Next, all or any part of his Basic Employee Contributions credited to his Thrift Contribution Account shall be withdrawn; and

              (d) Next, all or any part of the earnings on his Basic Employee Contributions to his Thrift Contribution Account shall be withdrawn.

         10.2 WITHDRAWALS FROM EMPLOYER CONTRIBUTION ACCOUNTS. A Participant or Inactive Participant who has first withdrawn the entire value of his Thrift Contribution Account may apply at any time to the Plan Administrator for a withdrawal of all or any portion of the fully vested Employer Contributions credited to his Employer Contribution Account; provided, however, that a Participant may withdraw such accounts from his Nonelective Employer Contribution Account only if he has been a Participant under the Plan for a period of not less than three (3) years.

         10.3 WITHDRAWALS FROM 401(k) CONTRIBUTION ACCOUNTS.

              (a) GENERAL RULE. A Participant or Inactive Participant may apply to the Plan Administrator for a withdrawal of amounts from his 401(k) Contribution Account upon attaining Age 59 1/2 or if the withdrawal is attributable to the Participant's hardship which meets the requirements of subsection (b) below.

              (b) HARDSHIP WITHDRAWALS FROM 401(k) CONTRIBUTION ACCOUNT.

                  (1) IN GENERAL. A Participant who requests a distribution as a result of hardship must include with his application the reasons for his request, and the Financial Hardship (from paragraph (3) below). The Participant must demonstrate to the satisfaction of the Plan Administrator that the withdrawal is necessary to alleviate a Financial Hardship incurred by the Participant. The Participant must have obtained all otherwise available withdrawals or distributions from the Plan, must have no monies available in his Thrift Contribution Account and have obtained all non-taxable loans (as determined by the Plan Administrator) currently available under all plans maintained by the Employer.

                  (2) PARTICIPANT CONTRIBUTION SUSPENSION. If the Plan
              Administrator grants the Participant's hardship withdrawal, then:
              (A) the Participant's authorization of Employee Contributions automatically shall be suspended for 12 months following the date of the receipt of the hardship withdrawal, as so provided in
              Section 4.6(e), together with all elective contributions and employee contributions under all qualified and non-qualified plans of deferred compensation maintained by the Employer; and (2) the Participant's Code section 402(g) limit for the calendar year following the hardship withdrawal shall be reduced by the amount of his 401(k) Contributions authorized for the calendar year of the hardship withdrawal, as so provided in Section 4.6(e).

                  (3) FINANCIAL HARDSHIP. The term "Financial Hardship" shall mean an immediate and heavy financial need of a Participant. A financial need will not fail to qualify merely because it was reasonably foreseeable or voluntarily incurred. A distribution is deemed to be on account of an immediate and heavy financial need of the Participant if the distribution is for any of the following reasons:

                      (A) DEDUCTIBLE MEDICAL CARE. Expenses for medical care
                  described in Code section 213(d) previously incurred by the Participant, the Participant's Spouse or any dependent (as defined in Code section 152) of the Participant or necessary for these persons to obtain medical care described in Code section 213(d).

                      (B) PRINCIPAL RESIDENCE. Costs directly related to the
                  purchase of a principal residence for the Participant (excluding mortgage payments).

                      (C) COLLEGE EDUCATION. Payment of tuition and related
                  educational fees for the next twelve (12) months of post-secondary education for the Participant, his Spouse, children or dependents (as defined in Code section 152).

                      (D) EVICTION/FORECLOSURE. Payments necessary to prevent
                  the eviction of the Participant from his principal residence or the foreclosure on the mortgage on that residence.

                      (E) IRS AUTHORIZED. Any other deemed immediate and heavy
                  financial need promulgated by the Secretary of the Treasury pursuant to the authority granted by Treasury Regulation section 1.401(k)-1(d)(2).

                  (4) MAXIMUM DISTRIBUTABLE AMOUNT. The Participant's hardship withdrawal shall in any event not exceed either of the following maximum amounts:

                      (A) FINANCIAL HARDSHIP ITSELF. The amount of the Financial
                  Hardship itself, as increased to include any amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the withdrawal.

                      (B) EARNINGS WITHDRAWAL LIMITATION. The sum (less prior
                  withdrawals) of (A) the total of his 401(k) Contribution Account determined as of December 31, 1988 (inclusive of earnings); and (B) the exact amount of the Participant's cumulative 401(k) Contributions made to the Plan on or after January 1, 1989 (exclusive of earnings thereon); with the result that no earnings on 401(k) Contributions made after December 31, 1988 may be withdrawn.

         10.4 EFFECTS OF WITHDRAWALS. This Section shall not apply to Plan Years beginning on and after January 1, 1999.

              (a) FORFEITURE ON WITHDRAWALS. Upon any withdrawal of Basic Employee Contributions or vested Employer Contributions by a Participant whose vested interest in his Accounts is less than 50%, the Participant shall forfeit a percentage of the unvested Employer Contributions credited to his Employer Contribution Account equal to the percentage of his Basic Employee Contributions and/or vested Employer Contributions so withdrawn. The determination of a Participant's vested interest shall be made separately with respect to each Plan Year.

              (b) ALLOCATION OF FORFEITURES FROM WITHDRAWALS. Amounts forfeited under Section 10.4(a) shall be allocated in accordance with Section 11.9(e)

              (c) REINSTATEMENT OF FORFEITURES FROM WITHDRAWALS. In the event that a Participant forfeits a percentage of the unvested Employer Contributions credited to his Employer Contribution Account under
         Section 10.4(a), he may reinstate the value of the Employer Contributions that were forfeited by repaying in cash the total dollar value of the actual distribution that resulted in the forfeiture (I.E., Basic Employee Contributions, Employer Contributions and earnings thereon) previously made to him not later than the earlier to occur of
         (i) the end of the five-year period beginning on the date of withdrawal, or (ii) the last day of the Plan Year in which he first completes five consecutive One Year Breaks in Service. A

         Participant shall not be permitted to repay Supplemental Employee Contributions or earnings thereon which were withdrawn. The entire amount repaid will be deemed to be Employee Contributions and will be credited to the Participant's Thrift Contribution Account and may not be designated a 401(k) Contribution. In the event of such a repayment, the Participant's Accounts shall be credited as of the Valuation Date coincident with or next following the date of repayment with all amounts previously distributed to him attributable to his Basic Employee Contributions (to the extent withdrawn and repaid) plus all amounts attributable to Employer Contributions made on his behalf prior to such withdrawal. Repayments shall be credited in reverse order with the most recent withdrawal being the first repaid. The amount of forfeitures required to be reinstated pursuant to this
         Section 10.4(c) shall be obtained first from forfeitures of other Participants or former Participants under Sections 10.4(a) and 11.9 and, if the amount of these forfeitures is insufficient, then from additional Employer Contributions. However, a Participant may make such repayments only if he is a Participant at the time of any repayment.

         10.5 WITHDRAWALS AFTER NORMAL RETIREMENT DATE. Notwithstanding the provisions of Section 10.4, after a Participant's Normal Retirement Date, he may make a withdrawal pursuant to Sections 10.1, 10.2 and 10.3 without incurring any of the penalties set forth in Section 10.4.

         10.6 PAYMENT OF WITHDRAWALS. Amounts withdrawn from a Participant's Thrift Contribution Account and 401(k) Contribution Account shall be paid in cash or, if the Participant so elects in writing, in cash and whole shares of Chemed Stock, as soon as administratively possible following the Valuation Date coincident with or next following receipt of a Participant's withdrawal request. Amounts withdrawn from a Participant's Employer Contribution Account shall be distributed in whole shares of Chemed Stock valued as of the applicable Valuation Date with fractional shares to be valued as of the same Valuation Date and paid in cash; provided, however, that if the number of shares of Chemed Stock to be distributed is 100 shares or less, then the value of the shares to be distributed determined as of the same Valuation Date may be paid in cash in a single payment if requested by Participant. Effective January 1, 1993, a Participant shall, to the extent provided in applicable Treasury Regulations, have the right to receive his withdrawal in the form of direct rollover, as provided in Section 14.6.

         10.7 LOANS. Loans to Participants are permitted under the Plan and will be subject to the terms and conditions set forth in the written loan policy.

                         ARTICLE XI - BENEFIT PROVISIONS
                         -------------------------------

         11.1 AMOUNT OF A PARTICIPANT'S INTEREST IN HIS ACCOUNTS.

              (a) GENERAL RULE. The interest of a Participant, Inactive Participant, Retired Participant or Disabled Participant in his Accounts is the vested percentage of the value of his Accounts as of the Valuation Date coincident with or immediately before the event that entitles the Participant to his interest in his Accounts, adjusted for Net Gains and Net Losses until the Valuation Date coincident with or immediately before the date the amounts in his Accounts are paid to him or his Beneficiary.

              (b) VESTED PERCENTAGE IN EMPLOYEE CONTRIBUTION ACCOUNTS. A Participant's interest in his 401(k) Contribution Account and Thrift Contribution Account is nonforfeitable at all times (including qualifying rollover contributions made to the Plan pursuant to Section 14.3).

              (c) VESTED PERCENTAGE IN EMPLOYER CONTRIBUTION ACCOUNT.

                  (1) GENERAL RULE. Employer Contributions to a Participant's
              Employer Contribution Account shall become nonforfeitable pursuant to the following vesting schedule:

                           YEARS OF SERVICE               VESTED PERCENT
                           ----------------               --------------

                           0 years                                    0%
                           1 year                                     0%
                           2 years                                    0%
                           3 years                                   20%
                           4 years                                   40%
                           5 years                                   60%
                           6 years                                   80%
                           7 years                                  100%

                  (2) NORMAL RETIREMENT DATE. Notwithstanding paragraph (1), a
              Participant's interest in his Employer Contribution Account is nonforfeitable on the earlier of (A) his Normal Retirement Date, or (B) the day he reaches Age 65.

                  (3) EARLY RETIREMENT DATE. Notwithstanding paragraph (1), a
              Participant's interest in his Employer Contribution Account is nonforfeitable on his Early Retirement Date.

                  (4) TOTAL AND PERMANENT DISABILITY. Notwithstanding paragraph
              (1), a Participant's interest in his Employer Contribution Account is nonforfeitable when he becomes Totally and Permanently Disabled but only if he becomes Totally and Permanently Disabled while in the service of the Employer.

                  (5) DEATH. Notwithstanding paragraph (1), a Participant' s interest in his Employer Contribution Account is nonforfeitable if he dies while in the service of the Employer.

         11.2 NORMAL RETIREMENT. A Participant may retire upon his Normal Retirement Date. At that time, his interest in his Accounts shall be paid to him in accordance with the provisions of Article XII.

         11.3 LATE RETIREMENT. A Participant may remain in the service of the Employer after his Normal Retirement Date. In that event, he shall remain a Participant until his Late Retirement Date. At that time his interest in his Accounts shall be paid to him in accordance with the provisions of Article XII.

         11.4 EARLY RETIREMENT. A Participant may retire on his Early Retirement Date. At that time, his interest in his Accounts shall be paid to him in accordance with the provisions of Article XII.

         11.5 IN-SERVICE RETIREMENT. A Participant who has attained his Normal Retirement Date shall be permitted while remaining an Employee to commence receipt of his benefits hereunder pursuant to Article XII.

         11.6 TOTAL AND PERMANENT DISABILITY. If a Participant becomes Totally and Permanently Disabled while in the service of the Employer, his interest in his Accounts shall be paid to him in accordance with the provisions of Article XII.

         11.7 DEATH. If a Participant should die while in the service of the Employer, his interest in his Accounts shall be paid to or for the benefit of his Beneficiary in accordance with the provisions of Article XII.

         11.8 OTHER TERMINATION OF SERVICE. If a Participant's service with the Employer should be terminated other than by retirement, death or Total and Permanent Disability, then the Participant's vested interest in his Accounts shall be paid to him in accordance with provisions of Article XII.

         11.9 FORFEITURES.

              (a) FIVE CONSECUTIVE ONE YEAR BREAKS IN SERVICE WHILE AN EMPLOYEE. If a Participant or Inactive Participant incurs five consecutive One Year Breaks in

         Service for any reason other than retirement, death, termination of service or Total and Permanent Disability, then the forfeitable portion of the Participant's Employer Contribution Account shall be forfeited and applied in the manner described in subsection (e) as of the last day of the Plan Year in which the Participant incurred the five consecutive One Year Breaks in Service.

              (b) UPON TERMINATION OF SERVICE.

                  (1) NO DISTRIBUTION BEFORE FIVE CONSECUTIVE ONE YEAR BREAKS IN
              SERVICE. If, under Section 11.8, a Participant (i) is not entitled to a fully vested interest in his Employer Contribution Account, and (ii) does not receive any portion of his vested interest in his Employer Contribution Account before he incurs five consecutive One Year Breaks in Service, then the forfeitable portion of the Participant's Employer Contribution Account shall be forfeited and applied in the manner described in subsection (e) as of the last day of the Plan Year in which the Participant incurred the five consecutive One Year Breaks in Service.

                  (2) DISTRIBUTION BEFORE FIVE CONSECUTIVE ONE YEAR BREAKS IN
              SERVICE. If, under Section 11.8, a Participant (i) is not entitled to a fully vested interest in his Employer Contribution Account, and (ii) receives his vested interest in his Employer Contribution Account before he incurs five consecutive One Year Breaks in Service, then the forfeitable portion of the Participant's Employer Contribution Account shall be forfeited and applied in the manner described in subsection (e) during the Plan Year in which the Participant receives the vested interest in his Employer Contribution Account. For the purposes of this paragraph, if the value of a Participant's vested interest in his Employer Contribution Account balance is zero, the Participant shall be deemed to have received a distribution of his vested interest in his Employer Contribution Account balance upon his termination of service.

                  (3) REINSTATEMENT OF FORFEITURES. If a Participant who
              receives a distribution or is deemed to have received a distribution described in subsection (b)(2) returns to the service of the Employer and again becomes a Participant, then the forfeited portion of the Participant's Employer Contribution Account will be restored if the Participant repays to the Plan the full amount of the distribution he received as a result of his termination (with a Participant receiving a deemed distribution having been considered to make a deemed repayment) on or before the earlier of (i) the last day of the Plan Year in which the Participant incurs five consecutive One Year Breaks in Service following the date of distribution or (ii) the fifth anniversary of the first date on which the former Participant is subsequently reemployed as an Eligible Employee and otherwise becomes a Participant of the Plan. A Participant, however, shall not be permitted to repay Supplemental Employee Contributions or earnings thereon. The entire amount repaid will be deemed to be Employee Contributions and will be credited to the Participant's Thrift Contribution Account and may not be designated a 401(k) Contribution. Repayment shall be credited in reverse order with the most recent distribution being the first repaid.

              (c) UNCLAIMED BENEFITS. If a Participant or Beneficiary entitled to a benefit from the Plan cannot be located within five years from the date the payment of benefits would otherwise have begun, then the benefit shall be forfeited and applied in the manner described in subsection (e) as of the last day of the Plan Year in which the five year period expires. If the Participant or Beneficiary is located after that time, then within 60 days of that date the forfeited benefit shall be reinstated; the forfeited benefit shall equal the amount to which the Participant or Beneficiary was originally entitled.

              (d) FORFEITURE ACCOUNT. Forfeitures shall be transferred to a forfeiture account which shall participate in the allocation of Net Gains and Net Losses and shall remain in the forfeiture account until the application of the forfeitures under subsection (e).

              (e) APPLICATION OF FORFEITURES. Forfeitures shall be applied first to restore forfeited amounts required under Section 11.10 and thereafter to reduce Employer Contributions.

         11.10 ADDITIONAL EMPLOYER CONTRIBUTIONS TO RESTORE FORFEITED AMOUNTS. If any portion of a Participant's benefit that was forfeited must be subsequently restored, then the Employer shall contribute to the Plan the amount that must be restored. This contribution shall be used to reinstate the forfeited benefit.

         11.11 CODA SEPARATION FROM SERVICE DISTRIBUTION LIMITATION. For purposes of compliance with the distribution limitations of Code section 401(k)(2)(B), 401(k) Contribution Accounts shall not be distributable to a Participant under this Article unless, in addition to termination of service, the Participant also has incurred a separation from service (within the meaning of Code section 401(k)(2)(B)(i)(1)).

              (a) SEPARATION FROM SERVICE EXCEPTIONS. Notwithstanding the foregoing limitation, 401(k) Contribution Accounts may be distributed even if the Participant has not incurred a separation from service pursuant to the following circumstances:

                  (1) SALE OF BUSINESS ASSETS. Distributions may occur upon the disposition by a corporation to an unrelated corporation of substantially all of the assets (within the meaning of Code section 409(d)(2)) used in a trade or business of such corporation if such corporation continues to maintain this Plan after the disposition, but only with respect to employees who continue employment with the corporation acquiring such assets.

                  (2) SALE OF INTEREST IN SUBSIDIARY. Distributions may occur upon the disposition by a corporation to an unrelated entity of such corporation's interest in a subsidiary (within the meaning of Code section 409(d)(3)) if such corporation continues to maintain this Plan, but only with respect to employees who continue employment with such subsidiary.

              (b) DISTRIBUTION CONDITIONS. Distributions under subsections
         (a)(1) or (a)(2) above shall be conditioned on the following requirements:

                  (1) THE SELLER MUST MAINTAIN THE PLAN. A distribution may be made under subsections (a)(1) or (a)(2) only from a plan that the seller continues to maintain after the disposition. This requirement is satisfied only if the purchaser does not maintain the plan after the disposition. A purchaser maintains the plan of the seller if it adopts the plan or otherwise becomes an employer whose employees accrue benefits under the plan. A purchaser also maintains the plan if the plan is merged or consolidated with, or any assets or liabilities are transferred from the plan to, a plan maintained by the purchaser in a transaction subject to Code section 414(l)(1). A purchaser is not treated as maintaining the plan merely because a plan that it maintains accepts rollover contributions of amounts distributed by the plan.

                  (2) EMPLOYEE CONTINUE EMPLOYMENT. A distribution may be made under subsection (a)(1) or (a)(2) only to an employee who continues employment with the purchaser of assets or with the subsidiary, whichever is applicable.

                  (3) DISTRIBUTION CONNECTION WITH DISPOSITION. Elective
              contributions may not be distributed under subsection (a)(1) or
              (a)(2) except in connection with the disposition that results in the employee's transfer to the purchaser. Whether a distribution is made in connection with the disposition of assets or a subsidiary depends on all of the facts and circumstances. Except in unusual circumstances, however, a distribution will not be treated as having been made in connection with a disposition unless it was made by the end of the second calendar year after the calendar year in which the disposition occurred.

                  (4) APPLICABLE DEFINITIONS. For purposes of subsection (a)(1), the sale of "substantially all" the assets used in a trade or business means the sale of at least 85 percent of the assets. For purposes of subsection (a)(1) and (a)(2), an "unrelated" entity or individual is one that is not required to be aggregated with the seller under Code sections 414(b), (c), (m), or (o) after the sale or other disposition.

              (c) LUMP SUM REQUIREMENT. After March 31, 1988, a distribution may be made under subsection (a)(1) or (a)(2) only if it is a lump sum distribution (as provided in Code section 402(d)(4), without regard to subparagraphs (A)(i) through (iv), (B) and (H) thereof).

                        ARTICLE XII - METHODS OF PAYMENT
                        --------------------------------

         12.1 JOINT AND SURVIVOR ANNUITY; PRERETIREMENT SURVIVOR ANNUITY. The provisions of this Article are modified by the joint and survivor and preretirement survivor annuity provisions of Article XIII.

         12.2 METHODS OF PAYMENT.

              (a) METHODS OF PAYMENT. Based upon the following captioned circumstances applicable to a Participant, the Participant shall select the method of payment from among the following methods:

              NORMAL, EARLY, LATE OR IN-SERVICE RETIREMENT; TOTAL AND PERMANENT DISABILITY.

                  (1) Single lump sum cash payment of the value of all or any part of his Accounts in the Trust Fund valued as of the Valuation Date coincident with or next following the date of such retirement or Total and Permanent Disability; or

                  (2) Deferred lump sum cash payment of the value of all or any part of his Accounts in the Trust Fund; or

                  (3) A transfer to any General Fund of all or any part of his
              Employer Contribution Account and Employee Contribution Account invested in the Chemed Stock Fund, Omnicare Stock Fund and/or any General Fund valued as of the Valuation Date coincident with or next following the date of such retirement or Total and Permanent Disability and thereafter to elect distribution of his Accounts (or any of them) in cash in approximately equal annual installments over a period not exceeding that permitted by Section 12.2(b); or

                  (4) The purchase from an insurance company of an annuity
              providing for monthly, quarterly or annual installments either (i) for a fixed term of no fewer than ten years, but in no event over a period exceeding that permitted by Section 12.2(b) or (ii) for life with payments guaranteed for ten years or (iii) for life with a 100% or 50% joint and survivor benefit with payments guaranteed for ten years; or

                  (5) Any combination of (1), (2), (3) and/or (4) above; or

                  (6) Either (1), (2), (3) or (4) above, or any combination
              thereof, plus a distribution of all whole shares of Chemed Stock or Omnicare Stock allocated to his Employer Contribution Account and/or Employee



                                     XII-1

              Contribution Account as of the Valuation Date coincident with or next following the date of such retirement or Total and Permanent Disability, together with all uninvested cash or other funds allocated or allocable to his Employer Contribution Account and/or Employee Contribution Account as of such Valuation Date. Fractional share interests shall be paid in cash as determined by the Trustee based upon the generally prevailing market price of Chemed Stock or Omnicare Stock as of such Valuation Date; or

                  (7) If the Participant fails to make an election pursuant to
              Sections 12.2(a)(1) through (6), his distribution will be in form of a single lump sum cash distribution of the full value of his Accounts invested in the General Funds, together with a distribution of all whole shares of Chemed Stock and Omnicare Stock allocated to his Accounts (fractional shares to be valued as of the applicable Valuation Date and paid in cash).

              SEVERANCE WHILE INELIGIBLE FOR RETIREMENT.

         Single lump sum payment following the Valuation Date coincident with or next following the date of his severance of the value of his Accounts invested in the General Funds adjusted for his Account's share of Net Gains and Net Losses through the Valuation Date coincident with or immediately preceding the date of distribution, together with a distribution of all vested whole shares of Chemed Stock and Omnicare Stock allocated to his Accounts, fractional shares of Chemed Stock and Omnicare Stock to be valued as of the applicable Valuation Date and paid in cash. If, however, the aggregate number of shares of Chemed Stock and Omnicare Stock allocated to a Participant's Accounts is 100 or less, then the Participant may elect in writing to receive the value thereof (determined as of the applicable Valuation Date) in cash.

              (b) LIMITATIONS ON METHOD OF PAYMENT. Notwithstanding the provisions of Section 12.2(a), the method of payment selected under the Plan must satisfy these limitations:

                  (1) Unless the method of payment provides that payments will be made to the Participant for his life and to his Spouse for so long as the Participant's Spouse survives the Participant, the method of payment must comply with the Minimum Distribution Incidental Benefit (MDIB) rules of Treasury Regulation 1.401(a)(9)-2, as currently proposed or hereafter finalized by the Secretary of the Treasury.

                  (2) The method of payment must not defer the beginning of
              benefit payments beyond the Participant's "Required Beginning
              Date."

                      (A) Effective for Plan Years beginning on and after
                  January 1, 1997, a Participant's Required Beginning Date is the April 1 following the close of the calendar year in which the


                                     XII-2

                  Participant attains age 70 1/2 if the Participant is a more than five percent (5%) owner (as defined in Code section 416(i)(1)(B)(i)) with respect to the Plan Year ending in that calendar year. For any other Participant, the Required Beginning Date is the April 1 following the close of the calendar year in which the Participant attains age 70 1/2, or, if later, the April 1 following the close of the calendar year in which the Participant terminates employment with the Employer. A mandatory distribution at the Participant's Required Beginning Date will be in a lump sum unless the Participant, pursuant to the provisions of this Article, makes a valid election to receive an alternative form of payment.

                      (B) A Participant upon attaining age 70 1/2, until he
                  retires, has a continuing election to receive all or any portion of his Accounts. A Participant must make such an election in the manner prescribed by the Plan Administrator.

                  (3) The method of payment must insure that benefits will be distributed over the life of the Participant or over the lives of the Participant and his Beneficiary, or over a period that does not extend beyond the life expectancy of the Participant or the life expectancy of the Participant and his Beneficiary.

                  (4) If the method of payment is a method other than a lump sum distribution, then the amount distributed each year must be at least equal to a fraction with this numerator and denominator:

                      (A) Numerator: The Participant's entire interest in his
                  Accounts.

                      (B) Denominator: The Participant's life expectancy or the
                  joint and last survivor expectancy of the Participant and his Beneficiary.

              (c) REQUIRED DISTRIBUTIONS IN THE EVENT A PARTICIPANT DIES BEFORE RECEIVING HIS ENTIRE INTEREST IN THE PLAN. Notwithstanding the provisions of Section 12.2(a):

                  (1) DISTRIBUTIONS BEGAN BEFORE DEATH. If (i) the distribution of a Participant's interest in his Accounts has begun in accordance with subsection (b) and (ii) the Participant dies before his entire interest in his Accounts has been distributed to him, then the remaining portion of his interest must be distributed at least as rapidly as under the method of distribution in effect on the date of the Participant's death.


                                     XII-3

                  (2) DISTRIBUTIONS DID NOT BEGIN BEFORE DEATH. If a Participant
              dies before payment of his interest in his Accounts has begun in accordance with subsection (b), his entire interest in his Accounts will be distributed within five years of his death to his Beneficiary.

                  (3) EXCEPTION TO FIVE-YEAR RULE. If any portion of a
              Participant's interest in his Accounts is payable to (or for the benefit of) a designated beneficiary (as defined under Treasury Regulation section 1.401(a)(9)-1), that portion will be distributed (in accordance with regulations prescribed by the Secretary of Treasury or his delegate) over the life of the Beneficiary (or over a period not extending beyond the life expectancy of the Beneficiary), and the distribution will begin not later than one year after the date of the Participant's death or such later date as the Secretary of Treasury or his delegate may by regulations prescribe. For the purposes of paragraph (2), the portion referred to herein shall be treated as distributed on the date on which the distributions begin.

                  (4) SPECIAL RULE FOR PARTICIPANT'S SPOUSE. If the Beneficiary
              referred to in paragraph (3) is the Participant' s Spouse, then the date on which the distribution must begin under paragraph (3) may be deferred to the date on which the Participant would have reached Age 70 1/2, and if the Spouse dies before distributions to the Spouse begin, this subsection shall be applied as if the Spouse were the Participant.

                  (5) CALCULATION OF PAYMENTS. Payments made under paragraphs
              (3) and (4) shall be calculated by using the return multiples contained in Section 1.72-9, Tables V and VI, of the Income Tax Regulations. The Participant's Beneficiary may elect any optional form of benefit of the Plan with respect to distributions which did not begin before the death of the Participant, provided, the time and amount of distribution under such elected optional benefit form shall comply with the foregoing applicable requirements of this subsection (c) hereof.

              (d) LIFE EXPECTANCY. For the purpose of subsections (b) and (c), the life expectancy of a Participant and his Spouse will not be recalculated and, where applicable, life expectancy will be calculated at the time distributions first begin and distributions for any 12-consecutive-month period shall be based on that life-expectancy minus the number of completed 12-consecutive-month periods that have elapsed since distributions first begin.

              (e) TREATMENT OF PAYMENTS TO CHILDREN. Under regulations prescribed by the Secretary of the Treasury or his delegate, for the purpose of subsections (b) and (c), any amount paid to a child shall be treated as if it had been paid to the Participant' s Spouse if the amount will become payable to the Spouse when



                                     XII-4
         the child reaches majority (or other designated event permitted under regulations prescribed by the Secretary of the Treasury or his delegate).

              (f) $5,000 CASHOUT. Effective for Plan Years beginning on and after January 1, 1998, in the event that the value of a Participant's Accounts does not exceed $5,000, the Participant's Accounts shall be distributed to the Participant in the form of a lump sum payment as soon as administratively practicable following the Valuation Date which coincides with or immediately follows the Participant's severance. Notwithstanding the preceding sentence, if a Participant has begun to receive distributions pursuant to an optional form of benefit under which at least one scheduled periodic distribution has not yet been made, and if the value of the Participant's Accounts, determined at the time of the first distribution under such optional form of benefit, exceeded $5,000, then the value of the Participant's Account is deemed to continue to exceed such $5,000 limit.

         12.3 INSTALLMENT DISTRIBUTIONS; DEFERRED LUMP SUM DISTRIBUTIONS.

              (a) INSTALLMENT DISTRIBUTIONS. If the Participant chooses an installment method of distribution, then the Participant must select a payment period that does not extend beyond the period permitted by
         Section 12.2(b). The amount of each installment shall be determined by dividing the retired or disabled Participant's Account balance as of the Valuation Date immediately preceding the applicable distribution date by the number of installments remaining to be paid. Installment payments will be adjusted for the Account's share of Net Gains and Net Losses and will be paid to or for the benefit of the Participant or Beneficiary. The Participant may elect to accelerate the payment of any unpaid installments. If a former Participant receiving installment payments dies prior to his receipt of the balance in his Account, the remaining installments shall be paid to his Beneficiary.

              (b) DEFERRED LUMP SUM DISTRIBUTIONS.

                  (1) RETIRED OR DISABLED PARTICIPANT OR PARTICIPANT TERMINATED
              WHILE ELIGIBLE FOR RETIREMENT. A Retired Participant, Disabled Participant or Participant whose employment with the Employer terminates while eligible for retirement who elects a deferred lump sum distribution of his Accounts (and such Accounts being greater than $5,000) pursuant to Section 12.2(a) shall have his Account adjusted as of each Valuation Date to reflect his Account's share of Net Gains and Net Losses from the date of his retirement, disability or severance through the Valuation Date coincident with or immediately preceding the date of actual distribution.


                                     XII-5

                  (2) PARTICIPANT TERMINATED WHILE INELIGIBLE FOR RETIREMENT. A
              Participant whose employment with the Employer terminates while he is ineligible for retirement who elects a deferred lump sum distribution of his Accounts (and such Accounts being greater than $5,000) pursuant to Section 12.2(a) shall have his Account adjusted as of each Valuation Date to reflect his Accounfs share of Net Gains and Net Losses from the date of his termination of service through the Valuation Date coincident with or immediately preceding the date of actual distribution.

         12.4 DUTY TO PROVIDE FORMS AND PROOFS. Each Participant, Retired Participant, Disabled Participant and Inactive Participant, each Participant whose service with the Employer terminates and the Beneficiary of any such Participant shall be required to complete such administrative forms and furnish such proofs as shall be deemed necessary and appropriate by the Plan Administrator for the purposes of administering this Plan.

         12.5 DUTY TO PROVIDE MAILING ADDRESS. It shall be the duty of each Retired or Disabled Participant, each Participant whose service with the Employer terminates and the Beneficiary of any such Participant to keep on file with the Plan Administrator a correct mailing address or to claim in person each payment as it becomes due.

         12.6 BENEFIT PAYMENTS IN THE EVENT OF INCAPACITY. If the Plan Administrator finds that any Retired or Disabled Participant, any Participant whose service with the Employer terminates or any Beneficiary of any such Participant is unable to care for his affairs because of illness or injury or is a minor, any payment due may be made to the Spouse, child, brother, sister or parent of such a Participant or Beneficiary, for his benefit, unless a prior claim shall have been made by a duly appointed guardian or other legal representative.

         12.7 DISTRIBUTIONS IN KIND. Except as otherwise provided in the Plan, all distributions shall be made in cash. Any annuity contract that is distributed must be nontransferable.

         12.8 ASSIGNMENT OF BENEFITS. No benefit or interest of a Participant available under the Plan shall be subject to assignment or alienation, either voluntarily or involuntarily. The preceding sentence also applies to the creation, assignment or recognition of a right to any benefit payable with respect to a Participant under a domestic relations order, unless (i) the Plan Administrator determines that the order is a qualified domestic relations order, as defined in Code section 414(p) (a "Qualified Domestic Relations Order"), (ii) the domestic relations order was entered before January 1, 1985 and payments of benefits pursuant to the order began as of that date, even though the order is not a Qualified Domestic Relations Order, or (iii) the domestic relations order was entered before January 1, 1985 and payments of benefits pursuant to the order did not begin as of that date, even though the order is not a Qualified Domestic Relations Order, but only if permitted by the Plan Administrator. As permitted


                                     XII-6
by Code section 414(p)(10), the Plan shall not be considered to violate the distribution limitations of Code sections 401(a) and 401(k) by distribution to an alternate payee under a Qualified Domestic Relations Order. The direct rollover requirements of Section 14.6 shall apply to distributions under a Qualified Domestic Relations Order to an alternate payee who is the Spouse or former Spouse of a Participant, as provided under Section 14.6.

         12.9 WHEN BENEFIT PAYMENTS BEGIN.

              (a) GENERAL RULES. Unless otherwise elected by the Participant or Beneficiary consistent with the provisions of the Plan, benefit payments will begin on the dates permitted by this subsection.

                  (1) RETIRING PARTICIPANTS. In the case of benefits payable to a Participant who retires on his Early, Normal or Late Retirement Date or effects an In-Service Retirement, benefit payments will begin as soon as practicable after the Participant's Early, Normal, Late or In-Service Retirement Date.

                  (2) DISABLED PARTICIPANTS. In the case of benefits payable to a Disabled Participant, benefit payments will begin as soon as practicable after the date the Participant became Totally and Permanently Disabled.

                  (3) BENEFITS PAYABLE TO BENEFICIARIES. In the case of benefits payable to a Beneficiary, benefit payments will begin as soon as practicable after the Participant's death, unless the Beneficiary requests otherwise.

                  (4) TERMINATED PARTICIPANTS. In the case of benefits payable to a Participant whose service ends under Section 11.8 after satisfying any service requirement to retire at an Early Retirement Date, benefit payments will begin by the first day of the month that coincides with or is immediately after (i) the date the Participant satisfies any age requirement to retire on an Early Retirement Date, if the Participant so requests, or (ii) the later to occur of the Participant's Normal Retirement Date or the date he reaches Age 62. In the case of benefits payable to any other Participant whose service ends under Section 11.8, benefit payments will begin by the first day of the month that coincides with or is immediately after the later to occur of the Participant's Normal Retirement Date or the date he reaches Age 62.

              (b) EARLIEST PAYMENT DATE FOR TERMINATED PARTICIPANTS. If a Participant's service with the Employer ends under Section 11.8, then benefit payments may begin before the Participant incurs five consecutive One Year Breaks in Service if any of these conditions apply:


                                     XII-7

                  (1) The value of the Participant's vested interest in his
              Accounts is not greater than $5,000; or

                  (2) (A) The Participant requests the payment and either the
              Participant has no Spouse or the pre-retirement survivor annuity requirements of Article XIII do not apply to the Participant; or

                      (B) The Participant requests the payment and the
                  Participant's Spouse consents to the distribution in accordance with the Qualified Election provisions of Article XIII.

              (c) REQUEST FOR DEFERRAL. A Retired Participant, Disabled Participant, terminated Participant or Beneficiary may request in writing that benefit payments commence after the times specified in subsection (a) above. In such case, benefit payments will begin on the date the Participant requests. While the Participant's Accounts remain in the Plan pursuant to a request to defer payment, the Participant may direct that all or any part of his Accounts invested in the Chemed Stock Fund or Omnicare Stock Fund be transferred to a General Fund of the Participant's choice.

              (d) DELAY FOR ADMINISTRATIVE CONVENIENCE. For administrative convenience, the Plan Administrator may delay the beginning of benefit payments as long as is reasonably necessary, but, unless the Participant otherwise requests, in no event later than the 60th day after the latest of the close of the Plan Year in which (i) the Participant attains Age 65, (ii) occurs the tenth anniversary of the Plan Year the Participant began participating in the Plan, or (iii) the Participant terminates his service with the Employer.

              (e) ACCELERATED PAYMENTS. Upon written request of a Participant receiving distribution of his Accounts under the Plan, the Plan Administrator will accelerate the payment of the remaining balance of the Participant' s Accounts.

              (f) LIMITATION. Benefit payments must begin not later than the date specified in Section 12.2(b).

         12.10 TEFRA 242(b) ELECTION.

              (a) GENERAL RULE. Notwithstanding the preceding requirements of this Article, distributions on behalf of any Participant, including a five percent (5%) owner, may be made in accordance with these requirements (regardless of when the distribution begins): (1) the distribution by the Plan is one which would not have disqualified the Plan under Code section 401(a)(9) as in effect prior to its amendment by the Tax Equity and Fiscal Responsibility Act of 1982 ("TEFRA"); (2) the distribution is in accordance with a method of distribution designated by the Participant whose interest in the Plan is being distributed or, if the Participant


                                     XII-8
         has died, by a beneficiary of the Participant; (3) the designation was in writing, was signed by the Participant or the beneficiary, and was made before January 1, 1984; (4) the Participant had accrued a benefit under the Plan as of December 31, 1983; and (5) the method of distribution designated by the Participant or the beneficiary specifies the time at which distribution will begin, the period over which distributions will be made, and in the case of any distribution upon the Participant's death, the beneficiaries of the Participant listed in order of priority.

              (b) DEATH. A distribution upon death will not be covered by this transitional rule unless the information in the designation contains the required information described in subsection (a) with respect to the distributions to be made upon the death of the Participant.

              (c) DISTRIBUTIONS BEGINNING BEFORE JANUARY 1, 1984. For any distribution which began before January 1, 1984, but continues after December 31, 1983, the Participant or beneficiary to whom the distribution is being made will be presumed to have designated the method of distribution under which the distribution is being made if the method of distribution was specified in writing and the distribution satisfies the requirement in subsections (a)(1) and
         (a)(5).

                  (d) REVOCATION. If a designation is revoked, any subsequent distribution must satisfy the requirements of Code section 401(a)(9), as amended by TEFRA. Any changes in the designation will be considered to be a revocation of the designation. However, the mere substitution or addition of another beneficiary (one not named in the designation) under the designation will not be considered to be a revocation of the designation, so long as the substitution or addition does not alter the period over which distributions are to be made under the designation, directly or indirectly (for example, by altering the relevant measuring life).

         12.11 PARTICIPANT NOTICE AND ELECTION REQUIREMENTS. The Participant's distribution of his Accounts shall be conditioned upon the satisfaction of the following Participant notice and election requirements (as applicable):

              (a) NOTICE REQUIREMENTS. The Plan Administrator shall provide the following notices and disclosures to the Participant:

                  (1) QJSA WRITTEN EXPLANATION. The Plan Administrator shall provide the Participant, no less than 30 days and no more than 90 days before the Participant's Annuity Starting Date, the QJSA and QPSA Notices prescribed by Section 13.5.

                  (2) ANNUITY FORMS DESCRIPTION. The Plan Administrator shall provide the Participant, no less than 30 days and no more than 90 days before the Participant's Annuity Starting Date, an "Annuity Forms Description" which shall provide the Participant with a general description


                                     XII-9
              of the material features, and an explanation of the relative values of, the Qualified Joint and Survivor Annuity, the Qualified Preretirement Survivor Annuity and any alternate annuity forms available under the Plan.

                  (3) EARLY COMMENCEMENT NOTICE. Upon a Plan Administrator's
              receipt of a Participant's application for distribution of his Accounts prior to his Normal Retirement Age, the Plan Administrator shall provide the Participant, no less than 30 days and no more than 90 days before the Participant's Annuity Starting Date, an "Early Commencement Notice" which shall notify the Participant of his right to defer commencement or payment of his Accounts to his Normal Retirement Age and such other information and in the manner prescribed by Treasury Regulation section 1.411(a)-11(c)(2).

                  (4) DIRECT ROLLOVER NOTICE. Either upon a Plan Administrator's receipt of a Participant's application for distribution of his Accounts or as soon as administratively practicable following the Participant's termination of employment, the Plan Administrator shall provide the Participant, no less than 30 days and no more than 90 days before the Participant's Annuity Starting Date, a "Direct Rollover Notice" which shall notify the Participant of his right to make a Direct Rollover, and such notice shall contain the information as prescribed in Code section 402(f) and applicable Treasury Regulations thereunder.

              (b) PARTICIPANT ELECTION REQUIREMENTS. The Participant's election must meet the following requirements (as applicable):

                  (1) TIMELY RECEIPT OF NOTICES. The Participant must have
              received, no less than 30 days and no more than 90 days before the Participant's Annuity Starting Date, the Early Commencement Notice (if applicable) and the Direct Rollover Notice prescribed under subsection (a) above.

                  (2) ELECTION TIMING. The Participant's written election to receive his Accounts must not be made before the Participant receives the Early Commencement Notice (if applicable) and the Direct Rollover Notice, nor more than 90 days before the Participant's Annuity Starting Date.

                  (3) ANNUITY STARTING DATE TIMING. The Participant's Annuity
              Starting Date must occur no sooner than 30 days after the date the Participant received his Early Commencement Notice (if applicable) and his Direct Rollover Notice (consistent with paragraph (1) above).


                                     XII-10

                           The Direct Rollover provisions of this Section also
                  shall apply to a Spouse Beneficiary for purposes of distributions upon the death of a Participant.

              (c) ANNUITY STARTING DATE. The term "Annuity Starting Date" shall mean the date of payment or commencement of payment of a Participant's Accounts under the Plan, as consistent with the meaning of the term under Treasury Regulation section 1.401(a)-20, Q&A 10.

              (d) PARTICIPANT WAIVER OF 30 DAY REQUIREMENT. Notwithstanding the 30 day waiting period requirement of this Section, a Participant, after having received the Annuity Forms Description, Early Commencement Notice and Direct Rollover Notice, may affirmatively elect a distribution which is made (or, if applicable, commences) less than 30 days after such Description and Notices were provided to the Participant, provided that the Plan Administrator provides information to the Participant clearly indicating that, in accordance with such Description and Notices, the Participant has a right to at least 30 days to consider whether to consent to the distribution, receive any particular optional benefit form or make a Direct Rollover. For purposes hereof, the Plan Administrator may substitute (if applicable) the Annuity Starting Date for the date distribution is made or commences. The foregoing 30 day waiver provision shall apply to Participants with Annuity Starting Dates on or after January 1, 1997.

         12.12 MERGED PLANS.

              (a) APPLICABILITY. The provisions of this Section shall apply to any plan merged into the Plan or any plan having transferred assets to the Plan.

              (b) OPTIONAL BENEFIT FORMS. All optional benefit forms of any such merged or transferred plan shall be preserved under this Plan and available to Participants and Beneficiaries for purposes of the distribution of their Accounts under the Plan.

              (c) PUT OPTION. If the Plan distributes shares of employer stock previously held under an employee stock ownership plan or tax credit employee stock ownership plan which are not readily tradeable on an established securities market, the Plan shall provide the Participant with a put option that complies with the requirements of Code section 409(h).

              (d) ACCOUNT TRANSFERRED FROM MONEY PURCHASE PENSION PLAN. Notwithstanding any provision of this Plan to the contrary, to the extent that any optional form of benefit under this Plan permits a distribution prior to the Employee's retirement, death, Total and Permanent Disability, or severance from employment, and prior to Plan termination, the optional form of benefit is not available with respect to benefits attributable to assets (including the post-



                                     XII-11
         transfer earnings thereon) and liabilities that are transferred, within the meaning of Code section 414(l), to this Plan from a money purchase pension plan qualified under Code section 401(a) (other than any portion of those assets and liabilities attributable to voluntary Employee Contributions) including but not limited to the Chemed Corporation General Retirement Plan.

              (e) ACCOUNTS. Assets transferred to the Plan pursuant to a plan merger shall be characterized and accounted for in the manner prescribed by the Plan Administrator.


                                     XII-12

                 ARTICLE XIII - QUALIFIED JOINT AND SURVIVOR AND
                 -----------------------------------------------
                        PRERETIREMENT SURVIVOR ANNUITIES
                        --------------------------------


         13.1 APPLICABILITY. This Article shall take precedence over any conflicting provision in the Plan.

         13.2 DEFINITIONS. For purposes of this Article, unless the context otherwise requires, the following words and phrases shall have the meanings indicates:

              (a) "ELECTION PERIOD" shall mean the period which begins on the first day of the Plan Year in which the Participant reaches Age 35 and ends on the date of the Participant's death. If a Participant's service with the Employer terminates before the first day of the Plan Year in which he reaches Age 35, then the Election Period shall begin on the date of termination of service. A Participant who receives a written explanation of the Qualified Preretirement Survivor Annuity in the manner described in Section 13.5(b)(1) and who will not reach Age 35 as of the last day of a Plan Year, may make a special Qualified Election to waive the Qualified Preretirement Survivor Annuity for the period beginning on the date of the Qualified Election and ending on the first day of the Plan Year in which the Participant will reach Age 35. The Qualified Election will automatically expire as of the first day of the Plan Year in which the Participant reaches Age 35, and any subsequent waiver of a Qualified Preretirement Survivor Annuity must be made by another Qualified Election.

              (b) "EARLIEST RETIREMENT AGE" shall mean the Participant's Normal Retirement Date (or, if sooner, his Early Retirement Date).

              (c) "QUALIFIED ELECTION" shall mean a waiver by a Participant of a Qualified Joint and Survivor Annuity or Qualified Preretirement Survivor Annuity, which meets the following requirements: The waiver described in paragraph (a) will not constitute a qualified election unless the waiver designates a form of benefit payment which may not be changed without the consent of the Spouse (unless the Spouse expressly permits designations by the Participant without any further consent), and unless the Participant's Spouse consents to the waiver in the manner described in this paragraph. The Spouse must consent to the waiver in writing. The waiver must designate a specific Beneficiary, any class of Beneficiaries or any contingent Beneficiaries, which may not be changed without the Spouse's consent (unless the Spouse's consent expressly permits designations by the Participant without any requirement of further consent by the Spouse). The Spouse's consent acknowledges the effect of the waiver and is witnessed by a Plan representative or a notary public. The consent requirements shall not apply if it is established to the satisfaction of a Plan representative that the consent may not be obtained because (i) there is no Spouse, (ii) the Spouse cannot be located, or (iii) other circumstances that the


                                     XIII-1

         Secretary or his designate may prescribe by regulations. If a Spouse consents to a waiver in the manner described in this paragraph
         (c), then the Spouse may not subsequently revoke that consent. Any consent by a Spouse (or establishment that the consent of the Spouse cannot be obtained) is effective only with respect to that Spouse. A consent that permits designations by the Participant without any further consent by the Spouse must acknowledge that Spouse has the right to limit consent to a specific Beneficiary, and a specific form of benefit (where applicable) and that the Spouse voluntarily elects to relinquish either or both of those rights. A Participant may revoke his waiver of a Qualified Preretirement Survivor Annuity or Qualified Joint and Survivor Annuity without obtaining another consent from his Spouse at any time before the beginning of Plan benefit payments. The number of revocations shall not be limited.

              (d) "QUALIFIED JOINT AND SURVIVOR ANNUITY".

                  (1) MARRIED PARTICIPANTS. For a married Participant,
              "Qualified Joint and Survivor Annuity" shall mean an immediate annuity for the life of a Participant with a survivor annuity for the life of the Participant's Spouse equal to one-half the amount of the annuity payable during the joint lives of the Participant and his Spouse and which is the amount of benefit which may be provided with the Participant's interest in his Accounts under
              Article XI.

                  (2) UNMARRIED PARTICIPANTS. For an unmarried Participant,
              "Qualified Joint and Survivor Annuity" shall mean an annuity for the life of a Participant, ending at his death, which is the amount of benefit which may be provided with the Participant's interest in his Accounts under Article XI.

              (e) "QUALIFIED PRERETIREMENT SURVIVOR ANNUITY" shall mean an annuity for the life of a Participant's Spouse equal to the amount of benefit which may be provided with the Participant's interest in his Accounts under Article XI.

         13.3 QUALIFIED JOINT AND SURVIVOR ANNUITY. Unless (i) an optional form of benefit is selected in accordance with a qualified election within the 90-day period ending on the annuity starting date, or (ii) the Participant dies before the annuity starting date, a Participant's interest in his Accounts under
Article XI will be paid in the form of a Qualified Joint and Survivor Annuity. The Participant may elect to have such annuity distributed upon attainment of his Earliest Retirement Age.

         13.4 QUALIFIED PRERETIREMENT SURVIVOR ANNUITY. Unless an optional form of benefit has been selected within the Election Period in accordance with a qualified election, if a Participant dies before the annuity starting date, then the Participant's interest in his Accounts under Article XI shall be applied toward the purchase of a



                                     XIII-2

Qualified Preretirement Survivor Annuity. The Participant' s surviving Spouse may elect to have such annuity distributed within a reasonable period after the Participant's death. Unless inconsistent with the terms of a qualified election, the Participant's surviving Spouse may elect any optional form of benefit of the Plan in lieu of the Qualified Preretirement Survivor Annuity, provided the time and amount of distribution under such elected optional benefit form shall comply with the applicable requirements of Section 12.2(c) of the Plan relating to minimum required distributions.

         13.5 NOTICE REQUIREMENTS.

              (a) QUALIFIED JOINT AND SURVIVOR ANNUITY. In the case of a Qualified Joint and Survivor Annuity, the Plan Administrator shall provide each Participant, not less than 30 days nor more than 90 days prior to the annuity starting date, a written explanation of: (i) the terms and conditions of a Qualified Joint and Survivor Annuity; (ii) the Participant's right to make and the effect of an election to waive the Qualified Joint and Survivor Annuity form of benefit; (iii) the rights of a Participant' s Spouse; and (iv) the right to make, and the effect of, a revocation of a previous election to waive the Qualified Joint and Survivor Annuity.

              (b) QUALIFIED PRERETIREMENT SURVIVOR ANNUITY.

                  (1) NOTICE. In the case of a Qualified Preretirement Survivor
              Annuity, the Plan Administrator shall provide each Participant, within the applicable period, a written explanation of the Qualified Preretirement Survivor Annuity in such terms and in the manner comparable to the explanation described in subsection (a) above.

                  (2) APPLICABLE PERIOD. For purposes of this Section, the term
              "applicable period" shall mean, with respect to a Participant, whichever of the following periods ends last: (A) the period beginning with the first day of the Plan Year in which the Participant attains Age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains Age 35; (B) the two year period ending on the first anniversary of the date he becomes a Participant; (C) the two year period ending on the first anniversary of the date subsection (c) ceases to apply to the Participant; (D) the two year period ending on the first anniversary of the date Code section 401(a)(11) applies to the Participant; and (E) for a Participant who separates from service with the Employer before attaining Age 35, the two year period ending on the first anniversary of the date of the Participant's separation from service.

              (c) SPECIAL RULE. The notices prescribed by this Section need not be given if: (A) the Plan fully subsidizes the cost of the Qualified Joint and Survivor Annuity and Qualified Preretirement Survivor Annuity; (B) the Qualified Joint and Survivor Annuity and Qualified Preretirement Survivor Annuity may not be waived; and (C) the Participant may not elect any person other than his surviving


                                     XIII-3

         Spouse (if any) as Beneficiary of the Qualified Joint and Survivor Annuity and Qualified Preretirement Survivor Annuity. For the purposes of this Section, the Plan "fully subsidizes" the costs of a benefit if, under the Plan, the failure to waive the benefit by a Participant would not result in a decrease in any Plan benefits with respect to the Participant and would not result in a an increase in costs to the Participant.

              (d) PARTICIPANT WAIVER OF 30 DAY REQUIREMENT. Notwithstanding the 30 day waiting period requirement of this Section, a Participant, after having received the QJSA Written Explanation and Annuity Forms Description, may affirmatively elect a form of distribution (provided the Participant's Spouse consents to that form of distribution) which is made (or, if applicable, commences) less than 30 days after the QJSA Written Explanation and Annuity Forms Description are provided to the Participant, provided that the following requirements are met:

                  (1) The Plan Administrator provides information to the
              Participant clearly indicating that, in accordance with the QJSA Written Explanation and Annuity Forms Description, the Participant has a right to at least 30 days to consider whether to waive the QJSA and consent to a form of distribution other than a QJSA.

                  (2) The Participant is permitted to revoke any affirmative distribution election at least until the Participant's Annuity Starting Date or, if later, at any time prior to the expiration of the 7-day period that begins on the day after the QJSA Written Explanation and Annuity Forms Description are provided to the Participant.

                  (3) The Participant's Annuity Starting Date is after the date the QJSA Written Explanation and Annuity Forms Description are provided to the Participant.

                  (4) The distribution in accordance with the affirmative
              election is not made (or, if applicable, does not commence) before the expiration of the 7-day period that begins on the day after the QJSA Written Explanation and Annuity Forms Description are provided to the Participant.

              For purposes hereof, the Plan Administrator may substitute (if applicable) the Annuity Starting Date for the date distribution is made or commences. The foregoing 30 day waiver provision shall apply to Participants with Annuity Starting Dates on or after January 1, 1997.


                                     XIII-4

                            ARTICLE XIV - PORTABILITY
                            -------------------------

         14.1 TRANSFER TO QUALIFIED PLAN. In the event that a Participant entitled to receive benefits under this Plan separates from the service of the Employer and subsequently is employed by another corporation, including an Affiliated Company, which has a pension or profit sharing plan qualified pursuant to Code section 401(a), the Plan Administrator in its discretion may, upon the Participant's written request, direct the Trustee to transfer said Participant's vested benefits under this Plan directly to the Trustee of the plan of the Participant's new employer if the following conditions are met: (a) the Trustee of the other plan is authorized to accept the benefits under this Plan; (b) the Participant's transferred assets shall be maintained in a separate account in the other plan; and (c) the Participant's transferred assets shall not be forfeitable or reduce in any way the obligation of the new employer.

         14.2 TRANSFER TO INDIVIDUAL RETIREMENT ACCOUNT. In the event a Participant who is entitled to receive benefits under this Plan as a result of his termination of service with the Employer has established or establishes pursuant to the applicable provisions of the Internal Revenue Code an individual retirement account, the Plan Administrator in its discretion may, upon the Participant's written request, direct the Trustee to transfer all of said Participant's vested benefits under the Plan directly to the trustee of the Participant's individual retirement account.

         14.3 TRANSFER OR ROLLOVER FROM QUALIFIED PLANS. Subject to the consent of the Plan Administrator, the Trustee of this Plan is authorized to accept assets upon the terms and conditions analogous to those set forth in Section
14.1 above from a trustee of another qualified pension or profit sharing plan. The Trustee is also authorized, subject to the consent of the Plan Administrator, to accept a qualifying rollover contribution to the Plan by the Employee (who will thereby become a Plan Participant if he was not already a Participant). A "qualifying rollover contribution" means the contribution to the Plan by an Employee of:

              (a) A portion or all of a rollover amount (as defined in Code section 402(a)(5), or as referred to in Code section 403(a)(4)), provided that the portion, if any, of a rollover amount consisting of employee contributions may not be contributed to the Plan and the portion, if any, of such distribution consisting of property other than money (or the proceeds thereof) must be contributed to the Plan; or

              (b) A rollover contribution (as defined in Code section
         408(d)(3)).

              A qualifying rollover contribution to be made by an Employee must be made to the Trustee, in care of the Plan Administrator, by not later than the sixtieth (60th) day following the day on which the Employee received the



                                     XIV-1
         qualifying rollover distribution or rollover contribution is to be made. The assets shall be allocated to a separate account established and maintained on behalf of a Participant making a rollover contribution.

         14.4 RESTRICTED PARTICIPATION. For purposes of this Plan, a Participant with respect to whom a transfer of benefits or a qualifying rollover contribution is made in accordance with Section 14.3 shall not be eligible to share in the allocation of Employer Contributions or forfeitures before becoming a Participant for all purposes of this Plan in accordance with Sections 3.1 and 3.2.

         14.5 DIRECT ROLLOVERS. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Section, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover. For purposes of this Section, the following terms shall be defined as follows:

              (a) "ELIGIBLE ROLLOVER DISTRIBUTION" means any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: (1) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's Designated Beneficiary, or for a specified period of ten years or more; (2) any distribution to the extent such distribution is required under Code section 401(a)(9); and (3) the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities);
         (3) effective for Plan Years beginning on and after January 1, 1999 (or such later date as may be determined by the Plan Administrator in accordance with Internal Revenue Service Notice 99-5, IRB 1999-3), hardship distributions from 401(k) Contribution Accounts under Section 10.2.

              (b) "ELIGIBLE RETIREMENT PLAN" means: (1) an individual retirement account described in Code section 408(a); (2) an individual retirement annuity described in Code section 408(b); (3) an annuity plan described in Code section 403(a); or (4) a qualified trust described in Code section 401(a) that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving Spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

              (c) "DISTRIBUTEE" includes a Participant. In addition, the Participant's surviving Spouse and the Participant's Spouse or former Spouse who is the alternate payee under a qualified domestic relations order, as defined in Code section 414(p), are Distributees with regard to the interest of the Spouse or former Spouse.



                                     XIV-2

              (d) "DIRECT ROLLOVER" means a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

         The Plan Administrator may establish, from time to time, default procedures whereby, in the event a Distributee does not elect the manner to receive his distribution, the Plan shall make his distribution in the form of either a check (net of applicable withholding) payable to the Distributee or a Direct Rollover to an Eligible Retirement Plan (other than an annuity plan under Code section 403(a) or a qualified trust under Code section 401(a)), provided that the Plan Administrator has complied with all applicable notification requirements of applicable Treasury Regulations.



                                     XIV-3

                        ARTICLE XV - PLAN ADMINISTRATION
                        --------------------------------

         15.1 PLAN ADMINISTRATOR. The Board of Directors of Chemed shall appoint three or more persons to be known as the Administrative Committee to administer the Plan, keep records of individual Participant's Accounts and notify each Participant of the amount of his Accounts not less frequently than annually.

         15.2 TERM OF OFFICE. All members of the Administrative Committee shall serve until their resignation or dismissal by the Board of Directors of Chemed and vacancies shall be filled in the same manner as the original appointments. The Board of Directors of Chemed may dismiss any member of the Administrative Committee at any time with or without cause.

         15.3 GENERAL DUTIES. Subject to the limitations of the Plan, the Plan Administrator shall, from time to time, establish rules for the administration of the Plan and the transaction of Plan business. The Plan Administrator shall have the sole and absolute discretionary authority to construe and interpret the Plan and shall determine all questions arising in the administration, interpretation and application of the Plan.

         15.4 RETENTION OF ADVISORS. The Plan Administrator may retain and, if the Plan Administrator so determines, dismiss and replace, the services of such counsel, accountants and other agents as it shall deem advisable.

         15.5 DIRECTIONS TO THE TRUSTEES. The Plan Administrator shall direct the Trustee in writing to make payments from the Trust Fund to Participants who qualify for such payments. These written orders to the Trustee shall specify the name of the Participant, his address and the amount and frequency of the payments.

         15.6 LIMITATION ON PLAN ADMINISTRATOR'S POWERS. In exercising any discretionary or absolute authority under the terms of this Plan, the Plan Administrator shall act in a consistent and nondiscriminatory manner as between Participants, treating Participants in similar circumstances in a similar fashion. In no event shall the Plan Administrator take any action that would discriminate in favor of Participants who are Highly Compensated Employees, or that would result in benefiting any such Participant at the expense of any other Participant.

         15.7 CLAIMS AND APPEAL PROCEDURE. According to procedures established by the Plan Administrator, adequate notice in writing shall be provided to any Participant or Beneficiary whose claim for benefits under the Plan has been denied. The notice shall set forth the specific reason for the denial, shall be written in a manner calculated to be understood by the claimant and, provided that review is requested within 60 days after receipt by the claimant of written notification of denial of his claim, shall afford a reasonable opportunity to any claimant whose claim for benefits has been denied to a full and fair review by the Plan Administrator of the decision denying the claim.

         15.8 DELEGATION OF DUTIES AND POWERS. The Plan Administrator may, but is not obligated to, delegate all or any portion of its duties as Plan Administrator. Notwithstanding the foregoing, the Plan Administrator shall at all times (a) supervise the overall administration of the Plan and (b) determine who shall render the services described in Section 15.4, and the terms and conditions under which those services shall be rendered.

                    ARTICLE XVI - AMENDMENTS AND TERMINATION
                    ----------------------------------------


         16.1 AMENDMENTS TO THE PLAN BY CHEMED. Chemed shall have the right to alter or amend the Plan at any time in whole or in part, provided that no amendment shall authorize or permit any part of the Trust Fund to be used or diverted to any purpose other than the exclusive benefit of the Participants or their Beneficiaries, nor shall any such amendment deprive any Participant of his Account vested in him as determined under the Plan.

         16.2 AMENDMENTS AFFECTING NONFORFEITABLE INTERESTS. Except to the extent permitted under Code section 412(c)(8), no amendment to the Plan may decrease a Participant's Account balances nor eliminate an optional form of distribution with respect to benefits attributable to service before the amendment. In addition, if the Plan's vesting schedule is amended, in the case of an Employee who is a Participant as of the later of (i) the date the amendment is adopted, or (ii) the date the amendment becomes effective, the nonforfeitable percentage (determined as of that date) of the Participant' s Account balance will not be less than the percentage computed under the Plan without regard to the amendment.

         16.3 CHANGE IN VESTING SCHEDULE. In the event that an amendment to the Plan changes the portion of a Participant's Employer Contribution Account that is nonforfeitable, or in the event the Plan is deemed amended by an automatic change to or from the top-heavy vesting schedule, each Participant with at least three Years of Service prior to the expiration of the Election Period described below may elect to have his interest in his Employer Contribution Account computed under the Plan without regard to that amendment or change if he is a Participant at the time the election is made. The Election Period shall begin on the date the amendment is adopted and shall end on the latest of: (a) 60 days after the amendment is adopted; (b) 60 days after the amendment becomes effective; or (c) 60 days after the Participant is issued written notice of the amendment by the Employer or the Plan Administrator.

         16.4 COMPLETE DISCONTINUANCE OF EMPLOYER CONTRIBUTIONS. If a complete discontinuance of contributions to the Plan by the Employer occurs, the rights of affected Participants shall become vested and nonforfeitable, notwithstanding any other provisions of this Plan, but in all other respects the Plan shall continue in effect and be administered in accordance with the provisions of this Plan.

         16.5 TERMINATION OF PLAN; PROCEDURE ON TERMINATION.



                                     XVI-1

              (a) RIGHT TO TERMINATE. Chemed shall have the right to terminate or partially terminate this Plan at any time by delivery to the Trustee of written notice of the termination. Upon a termination or partial termination, notwithstanding any other provisions of this Plan, the rights of all affected Participants under the Plan shall become vested and nonforfeitable.

              (b) PROCEDURE ON TERMINATION. Upon a termination or partial termination of the Plan, Chemed may authorize any of the following procedures with respect to affected Participants whose rights under the Plan have become fully vested and nonforfeitable:

                  (1) The continued administration of the Plan and the Trust
              Fund in accordance with the provisions of the Plan until the Trust Fund has been liquidated or until Chemed directs (or delegates to the Trustee the power to direct) the liquidation of the Trust Fund as provided in paragraphs (2) or (3) of this subsection.

                  (2) The liquidation of the assets held in the Trust Fund and, after paying or providing for all expenses, the payment, subject to the terms of Articles XII and XIII, to each affected Participant of his interest in his Accounts.

                  (3) The transfer of the assets of the Plan attributable to the affected Participants to the trustee of another employee benefit plan or plans for the benefit of a group of Employees of the Employer or an Affiliated Company that includes the affected Participants.

         16.6 PLAN AMENDMENT PROCEDURES. Chemed shall follow the procedures contained in this Section in exercising its right under this Article to amend and terminate the Plan. The Board of Directors of Chemed shall approve and adopt all amendments to the Plan. The Board of Directors of Chemed shall be permitted, however, to delegate (by resolution) such foregoing authority to amend the Plan to the Plan Administrator, the Benefit Committee or any officer of the Plan Sponsor. All amendments to the Plan shall be executed by a proper officer of Chemed. The Board of Directors of Chemed shall approve and adopt the termination of the Plan.

         16.7 WITHDRAWAL BY AN EMPLOYER. Any Affiliated Company may, with the consent of Chemed, withdraw from the Plan at any time, and Chemed may, in its discretion, at any time withdraw the authorization of any Affiliated Company to participate in the Plan. In any of the foregoing events the affected Participants shall cease to be Participants and the Plan Administrator shall arrange for the withdrawal or segregation of the Accounts of the affected Participants as of the date of the event, but not in excess of the amount permitted under the applicable Treasury regulations. The Plan Administrator shall have the full discretion as to the nature of the funds to be withdrawn or segregated, and its valuation for that purpose shall be conclusive. Unless


                                     XVI-2
a retirement plan substantially similar in form to the Plan or such other form as may be approved by the Internal Revenue Service under Code section 401(a) is continued by the withdrawing Employer or its successor for its Employees, the Plan shall be deemed to have terminated with respect to those Employees. The Plan Administrator shall arrange for the disposition of such assets through transfer to a successor trust, the purchase of annuities, or by any other means it shall determine.

         16.8 CODA PLAN TERMINATION DISTRIBUTION LIMITATION. For purposes of compliance with the distribution limitations of Code section 401(k)(2)(B), 401(k) Contribution Accounts shall not be distributable to a Participant or his Beneficiary on account of termination of the Plan unless the following provisions are satisfied:

              (a) GENERAL RULE. Distributions may occur upon the termination of the Plan, but only without the establishment of another defined contribution plan (as defined in Code section 414(i)), other than: (1) an employee stock ownership plan (as defined in Code section 4975(e) or 409); or (2) a simplified employee pension plan as defined in Code section 408(k), and as otherwise permitted under the remaining provisions of this Section.

              (b) SUCCESSOR PLAN. For purposes of applying the general rule above, and as provided in applicable Treasury Regulations, a distribution of 401(k) Contribution Accounts cannot occur on account of termination of the Plan if the employer establishes or maintains a successor plan. For purposes of this rule, a successor plan is any other defined contribution plan maintained by the same employer. However, if fewer than two percent of the employees who are eligible under the plan that includes the cash or deferred arrangement at the time of its termination are or were eligible under another defined contribution plan at any time during the 24 month period beginning 12 months before the time of the termination, the other plan is not a successor plan. A plan is a successor plan only if its exists at the time the plan including the cash or deferred arrangement is terminated or within the period ending 12 months after distribution of all assets from the plan.

              (c) LUMP SUM REQUIREMENT. A distribution may be made on account of termination of the Plan only if it is a lump sum distribution (as provided in Code section 402(d)(4), without regard to subparagraphs (A)
         (i) through (iv), (B) and (H) thereof).


                                     XVI-3

                          ARTICLE XVII - MISCELLANEOUS
                          ----------------------------


         17.1 PLAN NOT CONTRACT OF EMPLOYMENT. Participation in the Plan shall not give any Participant any right to be retained in the service of the Employer or an Affiliated Company. The Employer and each Affiliated Company expressly retain the right to hire and discharge any Employee or Participant at any time with or without cause, as if this Plan had not been adopted. Any discharged Participant shall have only the rights or interests in the Trust Fund as may be specified in the Plan.

         17.2 RECORDS OF THE EMPLOYER. The records of the Employer and each Affiliated Company with respect to Age, Hours of Service, service, Years of Service, One Year Breaks in Service, service history, Compensation, absences, illnesses and all other relevant matters shall be conclusive for purposes of the administration of this Plan.

         17.3 GENDER AND NUMBER. Pronouns and other similar words used in the masculine gender shall be read as the feminine gender where appropriate and the singular form of words shall be read as the plural where appropriate.

         17.4 HEADINGS. Any headings or subheadings in the Plan are inserted for convenience of reference only and are to be ignored in the construction of any provision of the Plan.

         17.5 LAW GOVERNING. Except as otherwise required by law, the validity, construction and administration of this Plan shall be determined under the laws of the State of Ohio.

         17.6 SUCCESSOR COMPANY. In the event of the merger, consolidation, sale of assets, liquidation or other reorganization of Chemed, under circumstances in which a successor shall continue and carry on all or a substantial part of the business of Chemed and shall elect to continue this Plan, the successor shall be substituted for Chemed under the terms and provisions of this Plan upon filing its written election to that effect with Chemed, the Trustee and the Plan Administrator.

         17.7 MERGER OR CONSOLIDATION OF PLAN ASSETS. This Plan shall not merge or consolidate with, or transfer its assets or liabilities to, any other plan unless each Participant would (if the Plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer (if the Plan had then terminated).

17.8 INDEMNIFICATION. The Employer may indemnify, through insurance or otherwise, any one or more of the fiduciaries with respect to the Plan against any


                                     XVII-1
claims, losses, expenses, damages or liabilities arising out of the performance (or failure of performance) of their responsibilities under the Plan.

         17.9 EXPENSES OF ADMINISTRATION. The Employer may, but does not obligate itself to pay all or part of the expenses of administration of the Plan, including the fees and expenses of the Trustee, the expenses of the Plan Administrator and any other expenses incurred at the direction of the Plan Administrator. To the extent that any of these expenses are not paid by the Employer, these expenses shall be paid by the Trustee out of the Trust Fund; provided, however, that no fees for services rendered as a fiduciary will be paid from the Trust Fund to a fiduciary who is also a full-time Employee of an Employer.

         17.10 ALLOCATION OF FIDUCIARY RESPONSIBILITIES. The Employer shall be responsible for the provision of factual data regarding Employees and Participants, and making Employer contributions to the Plan. The Trustee shall be responsible for the investment of the assets of the Trust Fund (except to the extent that (a) the Plan Administrator exercises that responsibility or delegates that responsibility to a different person or entity under the Trust Agreement or (b) Participants or Beneficiaries exercise that responsibility), and for the custody and valuation of assets of the Trust Fund. The Plan Administrator shall have exclusive responsibility for the administration of the Plan (except to the extent that those duties have been specifically allocated otherwise pursuant to the Plan or this Section). Each fiduciary shall be responsible only for the specific duties assigned to it in the Plan and this Section and shall not be directly or indirectly responsible for the duties assigned to another fiduciary. The Plan Administrator shall be deemed the administrator and the named fiduciary for purposes of ERISA; provided, however, that in the event the Plan Administrator delegates its responsibilities, the person, persons or entity to whom those responsibilities are delegated shall be deemed the administrator and the named fiduciary.

         17.11 SEVERABILITY. In the event any provision of the Plan is held illegal or invalid for any reason, the illegality or invalidity shall not affect any other Plan provision. The Plan shall be construed and interpreted as if the illegal or invalid provision never appeared in the Plan.

         17.12 EXCLUSIVE BENEFIT.

               (a) GENERAL RULE. All contributions made by the Employer are made for the exclusive benefit of the Participants and their Beneficiaries. Those contributions shall not be used for or diverted to purposes other than for the exclusive benefit of the Participants and their Beneficiaries (including the costs of maintaining and administering the Plan and Trust Fund).

               (b) REFUND TO THE EMPLOYER. Notwithstanding the provisions of subsection (a), amounts contributed to the Trust Fund by the Employer are entirely contingent upon their deductibility and shall, if determined to be non-


                                     XVII-2
         deductible, be refunded to the Employer to the extent that the refunds do not, in themselves, deprive the Plan of its qualified status, under the following circumstances and subject to the following limitations:

                  (1) To the extent that a Federal income tax deduction is
              disallowed for any Employer contribution (other than any Employer contributions allocable to the purchase of life insurance for a self-employed individual), the Trustee shall, upon request of the Employer, refund to the Employer the amount so disallowed within one year of the date of the disallowance. All Employer contributions under the Plan are expressly conditioned on their deductibility for federal income tax purposes.

                  (2) In the case of an Employer contribution which is made in whole or in part by reason of a mistake of fact (for example, incorrect information as to the eligibility or Compensation of a Participant, or a mathematical error), so much of the contribution as is attributable to the mistake of fact shall be returned to the Employer on demand upon presentation of evidence of the mistake of fact to the Trustee. Demand and repayment must be completed within one year after the payment of the Employer contribution to which the mistake applies.

               (c) CALCULATION OF REFUND. In the event that any refund is paid to the Employer, the refund shall be made without interest and shall be deducted from among the Employer Contribution Accounts of the Participants as a Net Loss except to the extent that the amount of the refund can be attributed to one or more specific Participants (as in the case of certain mistakes of fact, etc.) in which case the amount of the refund attributable to each Participant's Employer Contribution Account shall be deducted directly from that Account.

               (d) LIMITATION ON REFUND.

                  (1) Notwithstanding any other provision of this Section, no refund shall be made to the Employer which is specifically chargeable to the Account(s) of any Participant(s) in excess of 100% of the amount in the Account nor shall a refund be made by the Trustee of any funds, otherwise subject to refund, which have been distributed to Participants or Beneficiaries. If these distributions become refundable, the Employer shall have a claim directly against the distributee to the extent of the refund to which the Employer is entitled.

                  (2) All refunds under this Section shall be limited in amount, circumstance and timing to the provisions of ERISA. No refund shall be made if, solely on account of the refund, the Plan would cease to be a qualified Plan under the Internal Revenue Code.


                                     XVII-3

         17.13 QUALIFIED MILITARY SERVICE. Effective as of December 12, 1994, notwithstanding any provision of the Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code section 414(u).


         Executed by a duly authorized representative of Chemed Corporation on __________________, 1999.

                                           CHEMED CORPORATION



                                           By:
                                               -----------------------------







                                     XVII-4

         The following Affiliated Companies also participate in the Plan and hereby consent to the adoption of the amendment and restatement of the Plan.

                                               ROTO-ROOTER, INC.



                                               By:
                                                  -------------------------






                                     XVII-5

                     APPENDIX A - PLAN AND EMPLOYER HISTORY
                     --------------------------------------

         Effective July 1, 1971, Chemed Corporation, then a subsidiary of W.R. Grace Co., established the Chemed Corporation Employees Savings and Investment Plan (the "Plan").

         Effective July 1, 1976, Chemed Corporation amended and restated the Plan to comply with the Employee Retirement Income Security Act of 1974 (ERISA).

         Effective March 10, 1982, W.R. Grace Co. divested Chemed Corporation and Chemed Corporation became a publicly traded company.

         Effective January 1, 1981, Chemed Corporation partially divested its wholly-owned subsidiary, Omnicare, Inc., and Omnicare, Inc. became a publicly traded company with Chemed Corporation owning approximately 30% of Omnicare, Inc.

         Effective January 1, 1985, Chemed Corporation amended and restated the Plan to permit Participant elective deferral contributions and, effective August 1, 1985, to comply with the Tax Equity and Fiscal Responsibility Act of 1982 (TEFRA), the Deficit Reduction Act of 1984 (DEFRA) and the Retirement Equity Act of 1984 (REA).

         Effective from its inception in 1971, the Plan has made an Employer Contribution in the form of a mandatory matching contribution to the Plan, and such mandatory matching contribution has continued through the plan quarter ended March 31, 1988.

         Effective November 1, 1987, Chemed Corporation established the Chemed Employee Stock Ownership Plan I and which, beginning effective January 1, 1988, provided a matching contribution thereunder based on Basic Employee Contributions under the Plan through March 31, 1993 (when the Chemed ESOP II replaced the Chemed ESOP I in matching Basic Employee Contributions under the
Plan).

         Effective August 1, 1988, Chemed Corporation established the Chemed Employee Stock Ownership Plan Il and which, beginning effective April 1, 1993 (when the Chemed ESOP I ceased to match Basic Employee Contributions under the
Plan), provides a matching contribution thereunder based on Basic Employee Contributions under the Plan.

         Effective December 31, 1987, sales employees of Employing Units became Eligible Employees of the Plan and plan accounts of affected sales employee participants under the Chemed Corporation Sales Employees Thrift Plan were transferred to the Plan effective January 1, 1988.

         Effective April 2, 1991, Chemed Corporation divested DuBois Chemical, Inc. to Diversey Corp. and, as a result of such divestiture, (i) Diversey Corp. made certain contributions to the Plan for the remainder of the 1991 Plan Year for the affected

DuBois Chemical Participants and (ii) Accounts (which included Chemed Common Stock) of such Participants were transferred from the Plan to the Diversey Corp. Savings and Investment Plan effective January 1, 1992.

         Effective June 30, 1991, Chemed Corporation caused Chemed common stock from the Chemed ESOP-I and the Chemed ESOP-II to be transferred to the Plan which was later transferred to the Diversey Corp. Savings and Investment Plan effective January 1, 1992.

         Effective December 22, 1992, Chemed Corporation acquired The Veratex Group division from Omnicare, Inc. and, as a result of such acquisition, (i) plan accounts of affected Veratex participants under the Omnicare Employees Savings and Investment Plan and the Omnicare Employee Stock Ownership Plan (which both included common stock of Omnicare, Inc.) were transferred to the Plan effective January 1, 1993.

         Effective September 17, 1996, Chemed Corporation acquired the remaining outstanding stock of Roto-Rooter, Inc. which then became a wholly owned subsidiary of Chemed Corporation.

         Effective January 1, 1999, Chemed Corporation caused its General Retirement Plan and the Roto-Rooter Retirement and Savings Plan to merge into the Plan. Also effective January 1, 1999, the Plan was amended and restated in its entirety, renamed the Chemed/Roto-Rooter Savings & Retirement Plan and adopted by Roto-Rooter for the benefit of its eligible employees.

                           APPENDIX B - SERVICE CREDIT
                           ---------------------------

         Service with the following companies will be credited under the Plan for purposes of eligibility investing:


         1.       Caldwell Heating and Air Conditioning of Newnan, Inc.
         2.       Reliance Plumbing, Inc.
         3.       Extra Speedy Service, Inc.
         4.       Pete Edmiston Plumbing & Heating
         5.       Boyd Air Conditioning and Insulation Co.
         6.       ServiceAIR, Inc.
         7.       LaNois' Walrus Air Co., Inc.
         8.       D. Kilian, Inc.
         9.       Claymon Corp.
         10.      A-aachen Citywide Plumbing, Inc.
         11.      Cassidy Plumbing and Heating, Inc.
         12.      Diversified Mechanical Services, Inc.
         13.      A-1 Rootmaster, Inc.
         14.      Geoson, Inc. & Daniels-Dallaire, Inc.
         15.      Catons' Plumbing, Heating & Air Conditioning, Inc.
         16.      Environmental Pipe, Inc.
         17.      Dolfran, Inc. & Ridin Pipeline, Inc.
         18.      Roto-Rooter of Kitsap County, Inc.
         19.      Drain Masters RTP, Inc.
         20.      Starburst, Inc.
         21.      Sure Flow, Inc.



                                       B-1